UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                  Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                        Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                        Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Annual Report June 30, 2018

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2018* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	0.09%	-1.70%	11.59%	11.72%	4.35%	12.86%	8/5/1994	1.66%	1.66%
Ultra-Small Company	6.39%	6.25%	9.13%	4.75%	7.67%	13.61%	8/5/1994	1.48%	1.48%
Ultra-Small Co Market	9.87%	10.87%	20.86%	12.17%	10.33%	11.18%	7/31/1997	0.88%[1]	0.87%[1]
Small-Cap Growth	10.86%	9.62%	21.91%	15.17%	8.24%	7.97%	10/31/2003	1.16%[1]	0.94%[1]
Small-Cap Value	14.86%	11.57%	20.32%	10.14%	7.57%	8.46%	10/31/2003	0.98%[1]	0.94%[1]
Blue Chip 35 Index	2.74%	0.34%	11.98%	11.82%	10.12%	7.16%	7/31/1997	0.25%[1]	0.15%[1]
Managed Volatility	1.88%	2.34%	7.11%	4.61%	3.63%	4.10%	6/30/2001	1.12%[1]	0.94%[1]

Bridgeway Funds Returns for Calendar Years 2003 through 2017* (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Aggressive Investors 1	53.98%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%
Ultra-Small Company	88.57%	23.34%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%
Ultra-Small Co Market	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%
Small-Cap Growth		11.59%	18.24%	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%
Small-Cap Value		17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%
Blue Chip 35 Index	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%
Managed Volatility	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2018.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2018

Dear Fellow Shareholders,

Performance across all segments of the domestic equity markets was positive for the June quarter and for the 12 months ended June 30, 2018. Growth stocks outperformed value stocks across market size categories for the fiscal year, and large-growth stocks delivered the highest one-year returns. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find the letters helpful.

The recent trend of growth stocks outperforming value stocks has led to a historically pronounced gap between value and growth returns — particularly among large-cap stocks. As a result, investors might be overlooking a risk in their portfolios: An overweighting in growth stocks that could cause portfolios to suffer when growth and value returns begin a reversion to the mean. Bridgeway Founder and Chief Investment Officer John Montgomery and Portfolio Manager Christine Wang examine this threat and describe how investors can address it in “The Growth Risk Lurking in Equity Portfolios,” on page 2.

Rising interest rates are another recent trend that some investors find concerning. Conventional wisdom holds that rising rates are bad for stock returns. But Andrew L. Berkin, Bridgeway’s Director of Research, has examined historical data and found that stock returns have been quite strong, on average, whether interest rates are rising or falling. Read his analysis, including a closer look at the effect of rising interest rates on particular segments of the stock market, in “What Happens to Stocks When Interest Rates Rise?” on page 4.

As is our tradition in annual reports, we have identified “The Worst Thing of the Fiscal Year.” For 2018, we are highlighting closure and liquidation of the Bridgeway Small-Cap Momentum Fund. You can read how we came to this decision on page 6.

Finally, Bridgeway Partner Mark Sullivan shares his recent experience volunteering with the Prison Entrepreneurship Program (PEP), which helps prison inmates understand the business development process and gain business skills needed to become productive citizens upon their release. In “Transformative Change: Erasing the Line Between ‘Them’ and ‘Us’” on page 6, Mark describes the positive impact that PEP has on its participants, as well as its executive coaches.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets continued their positive performance during the quarter ended June 30, 2018, benefiting from strong consumer confidence, rising corporate earnings, and falling unemployment. The S&P 500 returned 3.43% for the quarter, and the Dow Jones Industrial Average rose 1.26%. For the fiscal year, the S&P 500 and the DJIA were up 14.37% and 16.31%, respectively.

All U.S. equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. However, smaller stocks outperformed larger stocks across style categories. Value versus growth performance was mixed, with value stocks outperforming growth in the small-cap space but underperforming among large-cap stocks. As a result, small value stocks delivered the quarter’s best performance (+8.30%), while large value stocks produced the lowest returns (+1.18%).

Most of the S&P 500 sectors recorded positive returns for the quarter. The Energy sector led the gains, up 13.5% amid rising oil prices. Consumer Discretionary (+8.2%), Information Technology (+7.1%), and Real Estate (+6.1%) also recorded strong returns. Among lagging sectors, Industrials and Financials were the worst performers, both returning -3.2%.

Below are the stock market style box returns for the quarter and the fiscal year.

The Growth Risk Lurking in Equity Portfolios

John Montgomery, CIO and Portfolio Manager and Christine Wang, CFA, CPA, Portfolio Manager

As evidence-based investors, we know from decades of market data that value stocks have outperformed growth stocks over the long run. But value doesn’t always beat growth over shorter time periods — and we clearly were in one of those periods as of the end of June 2018.

Value stocks have significantly lagged growth stocks during the recent bull market, resulting in a historically pronounced gap between growth and value returns that could have important implications for asset allocations: Equity portfolios that are designed to be balanced between value and growth are likely to be overweight in growth stocks right now.

Based on our research, this overweight position could cause portfolios to suffer when growth and value returns begin a reversion to the mean. However, investors also have an opportunity to rebalance portfolios between growth and value, better positioning them to capture the expected long-term value premium.

Just how big is this risk (and opportunity)?

We examined large growth and large value stocks, as represented by the Russell 1000 Growth and Russell 1000 Value Indexes. For the 10 years through 2017, the Russell 1000 Value Index trailed the Russell 1000 Growth Index by nearly three percentage points per year on average. The performance gap was especially wide in 2017, when the Russell 1000 Value Index trailed the Russell 1000 Growth Index by 16.55 percentage points.

2	Annual Report | June 30, 2018

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Adding in the effect of the first half of 2018, where the Russell 1000 Growth Index trounced the Russell 1000 Value Index by another 8.94 percentage points, the gap is now well above three percentage points on a trailing 10-year basis.

Large Growth vs. Large Value Returns (as of December 31, 2017)

	One Year	5 Years*	10 Years*	Inception (1/1/87) to Date*
Russell 1000 Growth	30.21%	17.33%	10.00%	8.08%
Russell 1000 Value	13.66%	14.04%	7.10%	8.26%
Difference	16.55%	3.29%	2.90%	-0.18%

Source: Russell, Bridgeway

* Annualized

Given that large value has outpaced large growth for the 31 years since inception of the Russell Indexes, the current rolling period gaps are big numbers on both an absolute and on a relative basis. As of December 31, 2017, we were in roughly the 95th percentile of relative trailing performance for rolling one-year periods — meaning that the Russell 1000 Value Index’s relative performance was better than its recent relative performance 95% of the time over the 31 years of published Russell data. We were in the 89th percentile of relative trailing performance for 10-year periods. In other words, we are well into the worst quintile of relative returns for large value for both one-year and 10-year periods.

However, we also know that over longer time periods asset returns typically revert to the mean, which means that large value’s relative performance is likely to improve at some point in the future. To examine what mean reversion might look like, we’ve examined how large value stocks performed following similar rolling monthly periods of 10-year performance.

Source: Russell, Bridgeway

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

This chart illustrates reversion to the mean in action: large value’s five- and 10-year forward relative performance is weakest following periods when the asset class had the best returns relative to large growth (Quintile 1), but strongest following periods of the weakest relative performance (Quintile 5). Because we are currently deep into the fifth quintile of relative returns, historical analysis tells us — based on this data — it is likely that large value stocks would outperform large growth stocks at some time over the coming five- to 10-year period.

What the chart doesn’t tell us is exactly when that reversion to the mean will take place. Large growth’s dominance could continue for some period of time, and we caution investors against trying to time the market. Fortunately, there’s a relatively simple strategy to help investors avoid the risk of ending up on the wrong side of an asset class’s long-term average performance: Rebalancing.

For portfolios that have stakes in both large growth and large value stocks and have not been rebalanced — and this includes passive index investors — chances are good that they have become overweight to large growth and underweight to large value. This carries the dual risk of being overweight to large growth at a time when future returns may be muted and underweight to large value when and if returns revert to the mean.

As a result, you might consider adding to value assets when investing new money, or trimming growth stocks in non-taxable accounts. In either case, you’ll be taking advantage of a rebalancing opportunity we seldom see so clearly presented in market data.

This approach may help reduce potential growth risk that might be “hidden” in equity portfolios following a near decade-long positive run for large growth stocks. Examining market data and using it to make objective decisions about asset allocation and rebalancing is always important, but it’s especially critical when we find ourselves in a situation as unusual as the current environment for value stocks.

What Happens to Stocks When Interest Rates Rise?

Andrew L. Berkin, Director of Research

This Spring, the Federal Reserve raised interest rates for the seventh time since 2015. While announcing that rate hike, the Fed also said it might pursue even steeper rate increases in the coming few years. This trend of rising rates — and the potential for further acceleration — has some investors worried anew about the potential for poor stock market returns going forward.

The idea that higher interest rates are bad for stocks is conventional wisdom for many investors. Here’s how an Investment News columnist articulated this theory in an article from February 5, 2018: “The problem with higher rates is that they may ultimately hit the stock market harder than the bond market. Higher interest rates slow the economy and the stock market.”

But conventional wisdom and investor theories are no match for market data, which is why we first explored the potential link between interest rates and stock returns in a 2014 shareholder letter. Given recent interest rate increases, we decided to take another look at this question and to dig deeper into the potential impact of rising rates on particular areas of the stock market.

First, let’s address the idea that rising rates are bad for stocks in general. Consider data from the past 90 years, which includes 44 years that featured declining bond yields, as represented by 10-Year Treasury Bonds, and 46 years that featured rising bond yields. Whether yields were up or down, however, stocks did quite well, on average — generating a mean 10.81% return, as represented by the S&P 500 Index, during years when yields declined and a mean 12.22% return when yields rose, as seen in the two left columns of the table below.

What about when rates rise sharply? The table’s rightmost five columns show the same data for stocks and bonds when we divide the change in rates into quintiles. The “Down Most” column gives results for the 20% of years when bond yields fell the most, while the “Up Most” column is for the 20% of years when bond yields rose the most. Intermediate cases are in the middle three columns.

Again, we see little difference in stock returns with the magnitude of rate changes. In all cases stock returns are on average quite strong, although with a high deviation and wide dispersion.

4	Annual Report | June 30, 2018

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Return of the S&P 500 According to Direction of 10-Year Bond Yield

	Yield Down or Up			Quintile by Magnitude of Yield Change
	Down	Up	Down Most	Down	Mid	Up	Up Most
Mean	10.81%	12.22%	10.00%	10.84%	11.25%	16.52%	9.03%
Standard Deviation	19.68%	19.76%	20.14%	19.35%	20.88%	17.09%	21.71%
Count	44	46	18	18	18	18	18
Minimum	-36.55%	-43.84%	-36.55%	-25.12%	-35.34%	-14.31%	-43.84%
Maximum	52.56%	49.98%	37.20%	46.74%	52.56%	43.81%	43.72%

Source: Aswath Damodaran, http://www.stern.nyu.edu/~adamodar/New_Home_Page/data.html. Data from 1928 – 2017.

This lack of consistent relationship between stock returns and interest rate movements held true even when we looked at short-term Treasury Bills, the spread between long- and short-term yields, and real (inflation-adjusted) yields. Longer-term stock returns of three, five and 10 years also showed no effect.

In short, whatever way we choose to measure rates, the main conclusion still holds: Stock returns in the U.S. are quite strong on average — with lots of variation — whether rates are rising or falling.

However, we wanted to see if the same trend held for specific segments of the stock market, particularly ones that might be more affected by rising rates than the stock market as a whole: high dividend yield stocks and small stocks.

High Dividend Yield

When bond yields decline, more investors seek the income potential from stocks that paid high dividends. The data supports this pattern: Higher dividend stocks have historically outperformed the broader stock by an average of 3.91% in years when interest rates fall. But in years when rates rise, this segment lagged the overall market modestly by 0.19%.

Interestingly, this pattern reversed when looking at returns in the year following a rate increase. High dividend stocks did quite well (+3.13% vs. the broader market) the year after a rate increase. Taken together, these data points tell us that investors in high dividend yield stocks need to be wary of rising interest rates. But for some of these stocks, they have tended to recover.

Small Stocks

There is an argument that smaller stocks should suffer when rates rise, as they are more susceptible to economic slowing and higher borrowing costs. And yet, in years when bond yields fell, smaller stocks had lower, though still positive, average relative returns (+1.94% vs. large stocks); and very strong relative returns (+4.51% vs. large stocks) in years when yields rose.

Furthermore, there is no distinct pattern of returns in the year after bond yields change, and there is no clear trend in the same year that short term-rates change (although small stocks do lag in the year following a sharp rise in short-term rates). Thus, while there is some evidence that yield changes impact smaller stocks, results are quite mixed and often do not conform to the theory that higher rates hurt small stocks.

While bond investors have plenty of reasons to be cautious in a rising rate environment, the data tells us that the same is not necessarily true for stock investors. Stocks have performed well overall despite rising rates in the past — although certain segments of the market, such as higher dividend paying stocks, are more susceptible to changes in interest rates. Ultimately, equities remain an important driver of potential growth even as the market appears poised for a transition away from the low interest rate environment that has held sway over the past few decades.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

The Worst Thing of the Fiscal Year

For years, Bridgeway has dedicated a portion of our annual report to reviewing the worst thing that’s happened during the past fiscal year. As part of our commitment to transparency with our shareholders, we readily identified one such event: In May 2018, Bridgeway Funds liquidated and dissolved the Small-Cap Momentum Fund — a process also known as a full closure.

This is the first full closure of any Bridgeway Fund in our company’s history, and it’s a decision that we did not take lightly because of its impact on shareholders. First, a full closure creates a taxable event for the minority of shareholders who hold the fund in a taxable account. Those shareholders must then spend time reallocating the proceeds from the liquidation into other investments. Finally, closing the fund eliminates the investment opportunity that we and some shareholders still feel is promising: Offering a risk-adjusted approach to capturing rising prices in small-cap stocks with the goal of outperforming the Russell 2000 Index when the momentum factor is in favor in the small-cap space.

As designed, the Fund outperformed when the momentum factor was in favor and underperformed when momentum was out of favor. So, if the Fund performed as expected, why did we opt to close it now? We based our decision on two major challenges: low investor interest and high operating costs.

Since the Fund’s inception in 2010, there has been little market demand for this type of strategy. Few funds or strategies exist in the small-cap momentum space, as investors typically do not include this category in their asset allocation. As a result, our Small-Cap Momentum Fund struggled to gain traction in the market, only reaching $5.75 million in assets under management as of December 31, 2017.

Likewise, its small size hurt the Fund’s economic viability. Actual expenses for the Fund listed in the current prospectus were 3.84% and have exceeded that amount at times. But Bridgeway Capital Management, the Funds’ adviser, absorbed most of these costs to limit shareholder net expenses to 0.90%. This was the eighth year that this expense disparity had occurred.

Given the lack of demand from investors and the low economic viability for this type of strategy, we believed there was little realistic opportunity for the Bridgeway Small-Cap Momentum Fund to gather additional assets to provide its shareholders with meaningful economies of scale.

Because of the impact to the Fund’s shareholders, we considered options other than liquidation, including a potential merger of the Small-Cap Momentum Fund with another Bridgeway Fund. However, the costs of merging with another fund would have been high and the benefit to shareholders unclear. What’s more, because there is not another Bridgeway Fund with a similar objective, shareholders might have ended up selling their shares after the merger and incurring capital gains.

Ultimately, we have a fiduciary responsibility to the investors in our Funds. After careful consideration, Bridgeway Capital Management and the Funds’ Board of Directors determined that it was no longer economically viable to continue operating the Small-Cap Momentum Fund.

Transformative Change: Erasing the Line Between “Them” and “Us”

Mark Sullivan, Head of Client Service and Marketing

For several months, I’ve been fortunate to join several of my Bridgeway peers as a volunteer for the Prison Entrepreneurship Program (PEP) here in Texas. The mission of PEP is to help soon-to-be released inmates gain the skills needed to be productive members of society upon their release. PEP is a competitive program within the Texas Department of Criminal Justice: Of the 10,000 inmates who typically receive invitations each year, about 3,000 respond. In 2017, nearly one thousand were ultimately selected to participate in five units (four male and one female) throughout Texas. The inmates participating in this program serve an average of an eight-year sentence, but of course, some are much longer. Their crimes range from murder, aggravated assault and kidnapping to drugs and repeat offenses for driving under the influence.

I became familiar with PEP through our firm’s President and Chief Executive Officer, Tammira Philippe, as well as several other Bridgeway Partners. PEP employs a Servant Leader approach, which is a core belief of Bridgeway’s, too. In May 2018, eight of my colleagues and I attended “Pitch Day” — a Shark Tank-like experience — where we listened to PEP program members

6	Annual Report | June 30, 2018

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

pitch their business plans and offered feedback. Separately, I have had the opportunity to teach a presentation skills training class for 75 program members.

By helping inmates improve their personal circumstances, PEP has a huge positive societal impact. For starters, the recidivism rate (inmates who return to prison) in Texas is 30% — but among PEP graduates it is only 7.5%. And there is a 100% employment rate within 90 days of release for seven consecutive years. In 2017, 291 inmates graduated from PEP. These participants have formed more than 350 businesses and launched 62 new businesses upon release. PEP participants realize they have been given a lifeline, and they certainly make the most of it.

One of the most powerful events I had the privilege to experience was the PEP 2018 Graduation — a day I will not soon forget. Some inmates had not seen their families for years. The overwhelming emotion that day was one of hope.

Before the graduation ceremony began, PEP’s CEO (himself formerly incarcerated) asked the inmates and volunteers/ executive coaches to stand if they could answer one of several questions in the affirmative. The questions started out easy with ones like, “Have you ever jaywalked?” They then built in intensity, culminating with questions like “Have you ever driven under the influence...have you ever used illegal drugs...have you committed a violent act against another person?” It was telling to see the number of inmates and volunteers/executive coaches (many of them successful, retired executives in their 60s and 70s) who answered in the affirmative by standing.

Despite the varied and troubled backgrounds of the PEP participants, I never felt uncomfortable or threatened by a single inmate. Quite the opposite: I felt very much at ease around them. PEP has made me realize there is a very thin line between them and us, which gave me a new perspective. My wife summed up the transformative change I experienced perfectly when she said, “A person’s life should not be defined by their worst day.”

Many of these inmates grew up in difficult circumstances: underserved by the education system, without a two-parent home, drugs, alcohol, gangs, violence...you name it. The list is endless. Yet the optimism that PEP members exude is palpable. I believe that because of PEP and its support system, and the commitment of these men and women to a new future, their best days are ahead of them.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +0.09%, underperforming our primary market benchmark, the S&P 500 Index (+3.43%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+3.62%), and the Russell 2000 Index (+7.75%). It was a poor quarter.

For the fiscal year, our Fund returned +11.59%, underperforming our primary market benchmark, the S&P 500 Index (+14.37%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+15.37%) and the Russell 2000 Index (+17.57%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

				Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	0.09%	11.59%	11.72%	4.35%	7.67%	12.86%
S&P 500 Index	3.43%	14.37%	13.42%	10.17%	9.30%	9.82%
Russell 2000 Index	7.75%	17.57%	12.46%	10.60%	10.50%	9.74%
Lipper Capital Appreciation Funds Index	3.62%	15.37%	12.37%	8.40%	9.33%	8.70%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

8	Annual Report | June 30, 2018

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2018

Detailed Explanation of Quarterly Performance

The Fund’s price momentum and company financial health models underperformed the benchmark during the quarter and detracted from relative results. However, these losses were partly offset by outperformance from the Fund’s value metrics models. The Fund’s tilt toward deeper value stocks also detracted from relative performance, as did our lack of exposure to or underweighting in several of the index’s largest technology stocks. By design, the Fund invests in higher beta stocks, which also hurt relative returns during the quarter. However, our tilt toward higher momentum stocks across all model categories boosted relative performance.

From a sector perspective, the Fund’s allocation effect was essentially neutral. However, the Fund’s stock selection effect was significantly negative, with holdings in the Information Technology and Consumer Discretionary sectors detracting the most from relative results.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund’s company financial health models underperformed the benchmark and detracted from relative results. This negative impact was partly offset by outperformance from our value metrics and price momentum models. The Fund’s tilt toward smaller companies and deeper value shares also detracted from relative performance, as did our emphasis on higher beta stocks. However, an overweighting in higher momentum stocks across all model categories helped relative performance.

During the year, losses from the Fund’s investment in the Velocity Shares Inverse VIX Short-Term ETN (XIV) detracted from relative returns. The XIV investment was chosen to implement the modeled strategy, rather than using volatility futures contracts, primarily because XIV’s potential losses were limited to 100%, whereas volatility futures’ potential losses are infinite. XIV made a small negative contribution to the Fund’s return in 2015, followed by a positive 1.0% contribution in 2016 and positive 2.0% contribution in 2017. But when daily volatility spiked in February 2018, XIV lost more than 80% of its value, and Credit Suisse announced the investment’s liquidation. As a result, XIV contributed -1.64% to the Fund’s performance for the fiscal year.

From a sector perspective, the Fund’s allocation effect was slightly negative, with an overweighting in the Industrials sector detracting the most from relative performance. The Fund’s selection effect also was negative, with holdings in the Information Technology and Consumer Discretionary sectors particularly hurting relative results.

www.bridgeway.com	9

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Information Technology	2.7%
2	Lam Research Corp.	Information Technology	2.1%
3	ON Semiconductor Corp.	Information Technology	2.1%
4	XPO Logistics, Inc.	Industrials	2.1%
5	Westlake Chemical Corp.	Materials	2.1%
6	Applied Materials, Inc.	Information Technology	2.0%
7	Zebra Technologies Corp., Class A	Information Technology	2.0%
8	Boeing Co. (The)	Industrials	2.0%
9	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.8%
10	Abbvie, Inc.	Health Care	1.7%

	Total		20.6%

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	15.2%	12.9%	2.3%
Consumer Staples	4.1%	7.0%	-2.9%
Energy	9.2%	6.3%	2.9%
Financials	13.4%	13.8%	-0.4%
Health Care	7.8%	14.1%	-6.3%
Industrials	13.4%	9.5%	3.9%
Information Technology	23.7%	26.0%	-2.3%
Materials	10.0%	2.6%	7.4%
Real Estate	0.0%	2.9%	-2.9%
Telecommunication Services	1.4%	2.0%	-0.6%
Utilities	1.5%	2.9%	-1.4%
Cash & Other Assets	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

10	Annual Report | June 30, 2018

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	11

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.71%
Consumer Discretionary - 15.15%
Abercrombie & Fitch Co., Class A	89,300	$2,186,064
Best Buy Co., Inc.	38,000	2,834,040
Bloomin’ Brands, Inc.	100,000	2,010,000
Express, Inc.*	130,000	1,189,500
Fiat Chrysler Automobiles NV*	215,000	4,061,350
Ford Motor Co.	200,000	2,214,000
Hanesbrands, Inc.	102,000	2,246,040
Lear Corp.	16,000	2,972,960
LGI Homes, Inc.*+	41,400	2,390,022
LKQ Corp.*	59,000	1,882,100
Marriott International, Inc., Class A	18,300	2,316,780
Sonic Automotive, Inc., Class A	58,000	1,194,800
Tailored Brands, Inc.	75,000	1,914,000
William Lyon Homes, Class A*	94,000	2,180,800
Winnebago Industries, Inc.	71,200	2,890,720

		34,483,176

Consumer Staples - 4.12%
Adecoagro SA*	150,000	1,192,500
Brown-Forman Corp., Class B	43,000	2,107,430
Constellation Brands, Inc., Class A	11,500	2,517,005
SpartanNash Co.	38,000	969,760
Sysco Corp.	38,000	2,595,020

		9,381,715

Energy - 9.15%
Archrock, Inc.	108,300	1,299,600
Cimarex Energy Co.	24,700	2,512,978
CONSOL Energy, Inc.*	37,000	1,418,950
CVR Energy, Inc.+	56,000	2,071,440
Delek US Holdings, Inc.	49,000	2,458,330
Denbury Resources, Inc.*	700,000	3,367,000
Devon Energy Corp.	70,000	3,077,200
Mammoth Energy Services, Inc.*+	38,603	1,310,958
Newfield Exploration Co.*	72,000	2,178,000
Par Pacific Holdings, Inc.*	65,000	1,129,700

		20,824,156

Financials - 13.42%
Aflac, Inc.	59,800	2,572,596
Ally Financial, Inc.	73,400	1,928,218
American Financial Group, Inc.	24,300	2,608,119
Ameriprise Financial, Inc.	15,500	2,168,140

Industry Company	Shares	Value

Financials (continued)
Credit Acceptance Corp.*+	6,900	$2,438,460
Enova International, Inc.*	38,000	1,388,900
Progressive Corp. (The)	52,000	3,075,800
Prudential Financial, Inc.	22,000	2,057,220
Royal Bank of Canada+	34,300	2,582,790
SEI Investments Co.	37,000	2,313,240
Synchrony Financial	80,000	2,670,400
Toronto-Dominion Bank (The)	42,000	2,430,120
Unum Group	62,500	2,311,875

		30,545,878

Health Care - 7.85%
AbbVie, Inc.	42,000	3,891,300
AmerisourceBergen Corp.	39,900	3,402,273
Centene Corp.*	20,500	2,525,805
Express Scripts Holding Co.*	40,000	3,088,400
Gilead Sciences, Inc.	34,000	2,408,560
Hill-Rom Holdings, Inc.	29,100	2,541,594

		17,857,932

Industrials - 13.40%
ArcBest Corp.	38,000	1,736,600
Avis Budget Group, Inc.*	56,000	1,820,000
Boeing Co. (The)	13,300	4,462,283
Briggs & Stratton Corp.	48,000	845,280
Caterpillar, Inc.	16,000	2,170,720
H&E Equipment Services, Inc.	65,000	2,444,650
Insperity, Inc.	35,600	3,390,900
Patrick Industries, Inc.*	18,700	1,063,095
Saia, Inc.*	31,600	2,554,860
United Continental Holdings, Inc.*	30,000	2,091,900
United Rentals, Inc.*	21,500	3,173,830
XPO Logistics, Inc.*	47,300	4,738,514

		30,492,632

Information Technology - 23.66%
Accenture PLC, Class A	16,100	2,633,799
Alliance Data Systems Corp.	11,300	2,635,160
Apple, Inc.	16,000	2,961,760
Applied Materials, Inc.	99,900	4,614,381
Cardtronics PLC, Class A*	46,500	1,124,370
IPG Photonics Corp.*	10,700	2,360,741
Juniper Networks, Inc.	100,000	2,742,000
Lam Research Corp.	28,600	4,943,510
Match Group, Inc.*+	64,000	2,479,360
Micron Technology, Inc.*	116,000	6,083,040
ON Semiconductor Corp.*	220,000	4,891,700

12	Annual Report | June 30, 2018

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Science Applications International Corp.	28,700	$2,322,691
Seagate Technology PLC	52,900	2,987,263
SYNNEX Corp.	19,000	1,833,690
Total System Services, Inc.	31,400	2,653,928
Western Digital Corp.	27,000	2,090,070
Zebra Technologies Corp., Class A*	31,300	4,483,725

		53,841,188

Materials - 10.05%
Chemours Co. (The)	48,200	2,138,152
Freeport-McMoRan, Inc.	164,800	2,844,448
Packaging Corp. of America	20,900	2,336,411
Southern Copper Corp.	53,300	2,498,171
SunCoke Energy, Inc.*	201,300	2,697,420
Teck Resources, Ltd., Class B	120,000	3,054,000
Warrior Met Coal, Inc.	95,000	2,619,150
Westlake Chemical Corp.	43,400	4,671,142

		22,858,894

Telecommunication Services - 1.40%
T-Mobile US, Inc.*	53,200	3,178,700

Utilities - 1.51%
CenterPoint Energy, Inc.	91,200	2,527,152
Just Energy Group, Inc.+	250,167	905,604

		3,432,756

TOTAL COMMON STOCKS - 99.71%		226,897,027

(Cost $209,968,939)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.30%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	685,771	685,771

TOTAL MONEY MARKET FUND - 0.30%			685,771

(Cost $685,771)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.50%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	12,524,485	$12,524,485

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.50%			12,524,485

(Cost $12,524,485)
TOTAL INVESTMENTS - 105.51%			$240,107,283
(Cost $223,179,195)
Liabilities in Excess of Other Assets - (5.51%)			(12,544,966)

NET ASSETS - 100.00%			$227,562,317

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $12,260,164 as of June 30, 2018.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2018

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$226,897,027	$—	$—	$226,897,027
Money Market Fund	—	685,771	—	685,771
Investments Purchased with Cash Proceeds from Securities Lending	—	12,524,485	—	12,524,485

TOTAL	$226,897,027	$13,210,256	$—	$240,107,283

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

www.bridgeway.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)
June 30, 2018

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +6.39%, lagging our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+11.57%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+9.34%), as well as the Russell 2000 Index (+7.75%) and the Russell Microcap Index (+9.97%). It was a poor quarter on a relative basis.

For the fiscal year, our Fund returned +9.13%, underperforming the CRSP Cap-Based Portfolio 10 Index (+24.18%), the Lipper Micro-Cap Stock Funds Index (+18.49%), the Russell 2000 Index (+17.57%) and the Russell Microcap Index (+20.21%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	6.39%	9.13%	4.75%	7.67%	8.74%	13.61%
CRSP Cap-Based Portfolio 10 Index	11.57%	24.18%	11.92%	12.33%	11.55%	12.45%
Russell 2000 Index	7.75%	17.57%	12.46%	10.60%	10.50%	9.74%
Russell Microcap Index	9.97%	20.21%	12.78%	10.63%	9.44%	N/A
Lipper Micro-Cap Stock Funds Index	9.34%	18.49%	11.83%	10.32%	9.83%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 753 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

14	Annual Report | June 30, 2018

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2018

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s value metrics and company financial health models lagged the benchmark during the quarter and detracted from relative performance. The Fund’s tilt toward deeper value stocks across multiple value metrics also hurt relative results, as did an overweighting in higher momentum stocks.

During the quarter, the Fund held approximately 11% of its assets, on average, in stocks that had appreciated into CRSP 9. The Fund’s holdings in CRSP 9 outperformed the CRSP 10 benchmark modestly, adding to relative results.

The Fund’s sector allocation effect was essentially neutral. However, the Fund’s selection effect was significantly negative, with holdings in the Information Technology, Consumer Discretionary, and Energy sectors detracting the most from relative results.

www.bridgeway.com	15

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	92.5 Years
1 (ultra-large)	3.87%	16.05%	13.73%	10.11%	9.43%
2	1.58%	10.94%	12.95%	10.67%	10.59%
3	3.93%	17.86%	13.49%	11.15%	11.13%
4	4.01%	16.59%	11.51%	11.11%	10.92%
5	5.82%	13.83%	10.74%	11.16%	11.47%
6	7.68%	19.11%	11.74%	11.29%	11.48%
7	8.29%	19.21%	13.44%	13.28%	11.67%
8	10.29%	20.50%	11.38%	12.55%	11.58%
9	12.39%	23.17%	13.72%	13.38%	11.66%
10 (ultra-small)	11.57%	24.18%	11.92%	12.33%	13.38%

[1]

Performance figures are as of the period ended June 30, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund’s value metrics and company financial health models both underperformed the benchmark during the 12-month period, hurting relative results. Our tilt toward deeper value stocks also reduced relative performance, as did an overweighting in higher momentum stocks. Transaction costs were also unusually high for the fiscal year.

During the fiscal year, the Fund held an average of approximately 12% of its assets in stocks that had appreciated above the CRSP 10 cutoff. These larger holdings outperformed the CRSP 10 benchmark and added to relative results.

The Fund’s sector allocation effect was negative, with an underweighting in the Materials sector and overweightings in the Information Technology and Consumer Discretionary sectors detracting the most from relative results. The Fund’s selection effect was significantly negative overall, with holdings in the Information Technology, Financials, Materials, and Industrials sectors detracting the most from relative performance.

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	NII Holdings, Inc.	Telecommunication Services	3.1%
2	IntriCon Corp.	Health Care	2.7%
3	Enphase Energy, Inc.	Industrials	2.4%
4	Ooma, Inc.	Telecommunication Services	2.3%
5	VAALCO Energy, Inc.	Energy	2.3%
6	ION Geophysical Corp.	Energy	2.3%
7	Harvard Bioscience, Inc.	Health Care	2.2%
8	SeaSpine Holdings Corp.	Health Care	2.2%
9	Lonestar Resources US, Inc., Class A	Energy	2.2%
10	Veracyte, Inc.	Health Care	2.1%
	Total		23.8%

16	Annual Report | June 30, 2018

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	13.8%	16.1%	-2.3%
Consumer Staples	1.0%	2.3%	-1.3%
Energy	9.4%	11.2%	-1.8%
Financials	17.3%	18.8%	-1.5%
Health Care	20.9%	22.2%	-1.3%
Industrials	10.7%	9.7%	1.0%
Information Technology	17.0%	13.2%	3.8%
Materials	2.2%	2.4%	-0.2%
Real Estate	0.7%	1.3%	-0.6%
Telecommunication Services	6.7%	1.5%	5.2%
Utilities	0.0%	1.3%	-1.3%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value
COMMON STOCKS - 99.54%
Consumer Discretionary - 13.77%
AMCON Distributing Co.	2,100	$184,800
Century Casinos, Inc.*	183,900	1,609,125
Charles & Colvard, Ltd.*+	144,300	154,401
China XD Plastics Co., Ltd.*	86,300	280,475
Christopher & Banks Corp.*	75,300	70,782
Comstock Holding Cos, Inc.*+	54,400	142,528
Destination Maternity Corp.*	62,800	365,496
Educational Development Corp.+	74,400	1,395,000
Gaming Partners International Corp.	13,300	113,848
Lakeland Industries, Inc.*	76,100	1,076,815
Lee Enterprises, Inc.*+	20,200	57,570
Lincoln Educational Services Corp.*+	49,564	86,241
Live Ventures, Inc.*+	7,302	91,859
MCBC Holdings, Inc.*	53,500	1,548,825
New York & Co., Inc.*+	136,500	698,880
ONE Group Hospitality, Inc. (The)*+	27,400	66,582
RLJ Entertainment, Inc.*+	58,600	271,318
Rocky Brands, Inc.+	25,700	771,000
Stage Stores, Inc.+	36,400	87,724
Tilly’s, Inc., Class A	54,800	830,220
TravelCenters of America LLC*	530,200	1,855,700
Tuesday Morning Corp.*+	490,800	1,496,940
US Auto Parts Network, Inc.*	46,000	69,000

		13,325,129

Consumer Staples - 0.97%
Mannatech, Inc.	13,809	283,084
Natural Alternatives International, Inc.*	42,000	426,300
Reliv International, Inc.*+	26,939	132,540
Village Super Market, Inc., Class A	3,400	100,164

		942,088

Energy - 9.40%
Aspen Aerogels, Inc.*	14,100	69,090
Comstock Resources, Inc.*+	11,200	117,712
Dawson Geophysical Co.*	28,900	228,310
Enservco Corp.*	354,000	410,640
Independence Contract Drilling, Inc.*+	121,800	501,816
ION Geophysical Corp.*	89,989	2,186,733
Lonestar Resources US, Inc., Class A*+	249,300	2,104,092

Industry Company	Shares	Value

Energy (continued)
Mitcham Industries, Inc.*	145,900	$586,518
TransAtlantic Petroleum, Ltd.*	482,400	665,712
VAALCO Energy, Inc.*	816,600	2,229,318

		9,099,941
Financials - 17.31%
1347 Property Insurance Holdings, Inc.*+	7,800	55,380
ACNB Corp.	2,700	91,935
A-Mark Precious Metals, Inc.+	74,600	990,688
C&F Financial Corp.	6,852	428,593
Capitala Finance Corp.+	222,200	1,844,260
Central Federal Corp.*	26,400	63,360
CM Finance, Inc.+	195,000	1,735,500
Codorus Valley Bancorp, Inc.+	13,307	408,259
Community West Bancshares	5,000	59,000
Consumer Portfolio Services, Inc.*	452,500	1,841,675
First United Corp.	10,100	206,545
FS Bancorp, Inc.	4,700	297,275
Horizon Technology Finance Corp.	174,200	1,755,936
Impac Mortgage Holdings, Inc.*+	119,381	1,137,701
KCAP Financial, Inc.+	581,500	1,889,875
Kingstone Cos., Inc.	27,400	463,060
Manning & Napier, Inc.+	106,100	328,910
National Holdings Corp.*+	80,400	264,516
Northeast Bancorp	39,100	852,380
SB Financial Group, Inc.	17,422	354,015
Security National Financial Corp., Class A*	82,223	427,560
Shore Bancshares, Inc.	65,700	1,249,614

		16,746,037
Health Care - 20.87%
Allied Healthcare Products, Inc.*	66,481	160,884
Alphatec Holdings, Inc.*+	117,600	350,448
American Shared Hospital Services*	101,400	278,850
Bioanalytical Systems, Inc.*+	121,110	199,832
Chembio Diagnostics, Inc.*+	13,900	154,290
Cumberland Pharmaceuticals, Inc.*	16,400	100,532
CynergisTek, Inc.*+	109,000	429,460
Digirad Corp.	604,500	936,975
Electromed, Inc.*+	191,938	1,040,304

18	Annual Report | June 30, 2018

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Five Star Senior Living, Inc.*	45,228	$67,842
Harvard Bioscience, Inc.*	400,900	2,144,815
HTG Molecular Diagnostics, Inc.*+	52,500	171,150
InfuSystem Holdings, Inc.*+	273,798	971,983
IntriCon Corp.*+	63,800	2,571,140
Juniper Pharmaceuticals, Inc.*+	177,600	1,545,120
Kewaunee Scientific Corp.	10,200	366,690
Misonix, Inc.*+	28,100	348,440
Nuvectra Corp.*+	64,300	1,320,079
Pro-Dex, Inc.*	68,500	458,950
RTI Surgical, Inc.*	397,290	1,827,534
SeaSpine Holdings Corp.*	169,500	2,139,090
Sorrento Therapeutics, Inc.*+	31,500	226,800
Strata Skin Sciences, Inc.*	85,000	174,250
SunLink Health Systems, Inc.*	4,700	6,063
Synlogic, Inc.*+	2,114	20,781
Veracyte, Inc.*+	222,600	2,079,084
Vical, Inc.*+	87,496	100,620

		20,192,006

Industrials - 10.70%
Acme United Corp.	5,200	107,900
Capstone Turbine Corp.*	686,359	981,493
Chicago Rivet & Machine Co.	1,900	61,275
CompX International, Inc.	1,620	21,384
Continental Materials Corp.*+	4,150	66,815
DMC Global, Inc.+	8,300	372,670
Ecology & Environment, Inc., Class A	43,732	544,463
Enphase Energy, Inc.*+	341,000	2,294,930
Fuel Tech, Inc.*	49,500	53,460
General Finance Corp.*+	41,100	556,905
Goldfield Corp. (The)*	24,800	105,400
Hudson Global, Inc.*	39,600	64,152
Jason Industries, Inc.*	336,700	781,144
L.B. Foster Co., Class A*	55,000	1,262,250
L.S. Starrett Co. (The), Class A	32,300	206,720
Quest Resource Holding Corp.*+	22,000	42,680
Radiant Logistics, Inc.*	306,600	1,198,806
RCM Technologies, Inc.	16,100	79,534
Safe Bulkers, Inc.*	226,500	770,100
Virco Manufacturing Corp.	17,600	78,320

Industry Company	Shares	Value

Industrials (continued)
Volt Information Sciences, Inc.*	87,600	$297,840
Willdan Group, Inc.*+	4,700	145,559
Willis Lease Finance Corp.*	8,200	259,038

		10,352,838

Information Technology - 16.99%
Amtech Systems, Inc.*+	106,200	642,510
Aviat Networks, Inc.*	72,913	1,193,586
Blonder Tongue Laboratories, Inc.*+	137,500	155,375
Communications Systems, Inc.	13,500	51,435
Computer Task Group, Inc.*+	57,800	447,372
Echelon Corp.*	4,158	34,262
Fusion Connect, Inc.*+	260,611	1,026,807
Intermolecular, Inc.*	113,100	188,877
inTEST Corp.*	249,400	1,820,620
Iteris, Inc.*+	235,502	1,139,830
Luna Innovations, Inc.*	306,430	913,161
Marin Software, Inc.*+	72,300	419,340
MoSys, Inc.*+	376,700	659,225
Napco Security Technologies, Inc.*	21,400	313,510
PC-Tel, Inc.	106,800	666,432
PRGX Global, Inc.*	31,500	305,550
QuinStreet, Inc.*	103,300	1,311,910
RF Industries, Ltd.+	160,298	1,162,160
Richardson Electronics, Ltd.	23,400	227,916
Schmitt Industries, Inc.*	70,802	172,757
Smith Micro Software, Inc.*+	190,000	435,100
Synacor, Inc.*	26,000	52,000
TESSCO Technologies, Inc.	73,800	1,276,740
TransAct Technologies, Inc.+	58,200	727,500
Travelzoo*+	29,600	506,160
Trio-Tech International*	39,600	177,012
Xplore Technologies Corp.*	106,300	408,192

		16,435,339

Materials - 2.19%
China Advanced Construction Materials Group, Inc.*+	15,700	88,705
China Green Agriculture, Inc.*	349,600	402,040
Gulf Resources, Inc.*	536,800	740,784

www.bridgeway.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company		Shares	Value

Common Stocks (continued)
Materials (continued)
Universal Stainless & Alloy Products, Inc.*		37,600	$889,992

			2,121,521

Real Estate - 0.66%
American Realty Investors, Inc.*+		7,100	112,251
Griffin Industrial Realty, Inc.		7,000	307,930
Nam Tai Property, Inc.+		5,900	64,900
Sotherly Hotels, Inc.		8,570	59,819
Wheeler Real Estate Investment Trust, Inc.+		22,800	92,112

			637,012

Telecommunication Services - 6.68%
Alaska Communications Systems Group, Inc.*		655,800	1,160,766
NII Holdings, Inc.*+		780,700	3,044,730
Ooma, Inc.*+		159,300	2,254,095

			6,459,591

TOTAL COMMON STOCKS - 99.54%			96,311,502

(Cost $88,412,286)

WARRANTS - 0.00%
Novelion Therapeutics, Inc. Class Action expire 12/31/21*Δ		34,500	—
Novelion Therapeutics, Inc. DOJ/SEC expire 12/31/21*Δ		34,500	—

TOTAL WARRANTS - 0.00%			—

(Cost $ — )

Rate^		Shares	Value

MONEY MARKET FUND - 0.10%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	94,838	94,838

TOTAL MONEY MARKET FUND - 0.10%			94,838

(Cost $94,838)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.08%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	12,653,438	$12,653,438

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.08%			12,653,438

(Cost $12,653,438)

TOTAL INVESTMENTS - 112.72%			$109,059,778
(Cost $101,160,562)
Liabilities in Excess of Other Assets - (12.72%)			(12,306,006)

NET ASSETS - 100.00%			$96,753,772

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $ 12,123,079 as of June 30, 2018.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$96,311,502	$—	$—	$96,311,502
Warrants	—	—	0	0
Money Market Fund	—	94,838	—	94,838
Investments Purchased with Cash Proceeds from Securities Lending	—	12,653,438	—	12,653,438

TOTAL	$96,311,502	$12,748,276	$0	$109,059,778

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

20	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +9.87%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+11.57%), as well as the Russell Microcap Index (+9.97%). However, our Fund outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+9.34%), as well as the Russell 2000 Index (+7.75%). Results in this quarter were mixed.

For the fiscal year, our Fund returned +20.86%, underperforming the CRSP Cap-Based Portfolio 10 Index (+24.18%), but outperforming the Lipper Micro-Cap Stock Funds Index (+18.49%), the Russell 2000 Index (+17.57%) and the Russell Microcap Index (+20.21%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	9.87%	20.86%	12.17%	10.33%	9.94%	11.18%
CRSP Cap-Based Portfolio 10 Index	11.57%	24.18%	11.92%	12.33%	11.55%	11.38%
Russell 2000 Index	7.75%	17.57%	12.46%	10.60%	10.50%	8.22%
Russell Microcap Index	9.97%	20.21%	12.78%	10.63%	9.44%	N/A
Lipper Micro-Cap Stock Funds Index	9.34%	18.49%	11.83%	10.32%	9.83%	8.52%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 753 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2018

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund held about 16% of its assets, on average, in stocks larger than CRSP 10 during the quarter. As a group these larger stocks trailed the benchmark, hurting the Fund’s relative performance. The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, helped performance against the benchmark.

The Fund’s security selection effect was negative, with holdings in the Health Care sector detracting the most from relative return.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	92.5 Years
1 (ultra-large)	3.87%	16.05%	13.73%	10.11%	9.43%
2	1.58%	10.94%	12.95%	10.67%	10.59%
3	3.93%	17.86%	13.49%	11.15%	11.13%
4	4.01%	16.59%	11.51%	11.11%	10.92%
5	5.82%	13.83%	10.74%	11.16%	11.47%
6	7.68%	19.11%	11.74%	11.29%	11.48%
7	8.29%	19.21%	13.44%	13.28%	11.67%
8	10.29%	20.50%	11.38%	12.55%	11.58%
9	12.39%	23.17%	13.72%	13.38%	11.66%
10 (ultra-small)	11.57%	24.18%	11.92%	12.33%	13.38%

[1]

Performance figures are as of the period ended June 30, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund held about 16% of its assets, on average, in stocks larger than CRSP 10 during the year; these larger stocks underperformed the benchmark and hurt the Fund’s relative return. The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, helped returns relative to the benchmark.

22	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund’s security selection effect was negative. Holdings in the Health Care sector detracted the most from relative results during the fiscal year. Holdings in the Materials and Real Estate sectors also detracted from relative performance.

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	ION Geophysical Corp.	Energy	0.8%
2	Town Sports International Holdings, Inc.	Consumer Discretionary	0.7%
3	Utah Medical Products, Inc.	Health Care	0.7%
4	Pioneer Energy Services Corp.	Energy	0.6%
5	Rocky Brands, Inc.	Consumer Discretionary	0.6%
6	Evolution Petroleum Corp.	Energy	0.6%
7	Clean Energy Fuels Corp.	Energy	0.5%
8	Marlin Business Services Corp.	Financials	0.5%
9	Container Store Group, Inc. (The)	Consumer Discretionary	0.5%
10	Noodles & Co.	Consumer Discretionary	0.4%
	Total		5.9%

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.7%	16.1%	-0.4%
Consumer Staples	1.8%	2.3%	-0.5%
Energy	10.9%	11.2%	-0.3%
Financials	19.3%	18.8%	0.5%
Health Care	21.3%	22.2%	-0.9%
Industrials	10.3%	9.7%	0.6%
Information Technology	13.9%	13.2%	0.7%
Materials	2.8%	2.4%	0.4%
Real Estate	1.1%	1.3%	-0.2%
Telecommunication Services	1.4%	1.5%	-0.1%
Utilities	1.1%	1.3%	-0.2%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

24	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.62%
Consumer Discretionary - 15.76%
A.H. Belo Corp., Class A	46,383	$ 218,000
AMCON Distributing Co.	3,900	343,200
America’s Car-Mart, Inc.*+	26,800	1,658,920
Ark Restaurants Corp.	17,900	455,734
Ascent Capital Group, Inc., Class A*+	76,900	216,089
Ballantyne Strong, Inc.*	92,020	446,297
Beasley Broadcast Group, Inc., Class A+	28,125	315,000
Big 5 Sporting Goods Corp.+	80,748	613,685
Boot Barn Holdings, Inc.*	38,000	788,500
Bridgepoint Education, Inc.*	99,500	649,735
Build-A-Bear Workshop, Inc.*	78,900	599,640
CafePress, Inc.*+	92,588	108,328
Chicken Soup For The Soul Entertainment, Inc.*	15,000	143,700
China XD Plastics Co., Ltd.*	56,000	182,000
Christopher & Banks Corp.*	197,800	185,932
Citi Trends, Inc.	50,800	1,393,952
Clarus Corp.*	97,500	804,375
Collectors Universe, Inc.+	51,760	762,942
Container Store Group, Inc. (The)*	213,300	1,793,853
CSS Industries, Inc.+	40,550	685,295
Del Frisco’s Restaurant Group, Inc.*	29,500	371,700
Delta Apparel, Inc.*+	32,988	638,318
Destination Maternity Corp.*	27,200	158,304
Destination XL Group, Inc.*+	169,622	381,650
Dixie Group, Inc. (The)*	100,600	231,380
Dover Downs Gaming & Entertainment, Inc.*	50,000	89,000
Dover Motorsports, Inc.	123,396	277,641
Drive Shack, Inc.*	105,000	810,600
Educational Development Corp.	20,700	388,125
Emerson Radio Corp.*	198,100	289,226
Emmis Communications Corp., Class A*	17,300	91,517
Entravision Communications Corp., Class A	90,000	450,000
Escalade, Inc.	39,780	560,898
EVINE Live, Inc.*	420,810	517,596
Famous Dave’s of America, Inc.*+	54,838	370,156
Flexsteel Industries, Inc.	11,300	450,870
Fluent, Inc.*	250,000	612,500
Francesca’s Holdings Corp.*	121,500	917,325
FTD Cos., Inc.*	118,680	550,675

Industry Company	Shares	Value

Consumer Discretionary (continued)
Gaia, Inc.*	48,400	$ 980,100
Gaming Partners International Corp.	56,300	481,928
Habit Restaurants, Inc. (The), Class A*+	70,000	700,000
Hamilton Beach Brands Holding Co., Class A	32,000	929,600
Harte-Hanks, Inc.*+	48,340	536,574
Hemisphere Media Group, Inc.*	20,000	262,000
Horizon Global Corp.*+	89,800	535,208
Hovnanian Enterprises, Inc., Class A*	250,000	407,500
J Alexander’s Holdings, Inc.*	83,800	934,370
JAKKS Pacific, Inc.*	140,600	460,465
Jamba, Inc.*+	91,462	974,070
Kandi Technologies Group, Inc.*+	70,100	297,925
Kirkland’s, Inc.*	91,900	1,069,716
Kona Grill, Inc.*+	102,500	240,875
Lakeland Industries, Inc.*	51,557	729,532
Lee Enterprises, Inc.*+	232,700	663,195
Libbey, Inc.+	70,000	569,100
Liberty Tax, Inc.+	70,300	567,672
Lifetime Brands, Inc.	57,700	729,905
Lincoln Educational Services Corp.*	140,900	245,166
Luby’s, Inc.*	98,900	256,151
McClatchy Co. (The), Class A*+	20,011	199,109
Nathan’s Famous, Inc.	7,691	723,723
National American University Holdings, Inc.	275,000	260,948
Nevada Gold & Casinos, Inc.*	120,000	240,000
New Home Co. Inc., (The)*	73,400	731,798
New York & Co., Inc.*	308,500	1,579,520
Noodles & Co.*+	144,000	1,771,200
P&F Industries, Inc., Class A+	10,500	91,455
Papa Murphy’s Holdings, Inc.*+	78,900	437,895
Peak Resorts, Inc.+	76,000	380,000
Perry Ellis International, Inc.*	10,000	271,700
PICO Holdings, Inc.	85,000	990,250
Potbelly Corp.*	55,000	712,250
Red Lion Hotels Corp.*	87,000	1,013,550
Rocky Brands, Inc.	72,200	2,166,000
Saga Communications, Inc., Class A	16,866	649,341
Salem Media Group, Inc.	100,000	515,000
Shiloh Industries, Inc.*	84,293	733,349

www.bridgeway.com	25

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
SORL Auto Parts, Inc.*+	106,058	$ 495,291
Sportsman’s Warehouse Holdings, Inc.*+	164,015	839,757
Stage Stores, Inc.+	100,000	241,000
Stein Mart, Inc.*+	60,800	148,960
Strattec Security Corp.	16,700	510,185
Superior Group of Cos, Inc.+	7,500	155,325
Sypris Solutions, Inc.*	39,404	64,623
Tandy Leather Factory, Inc.*	72,000	561,600
Tilly’s, Inc., Class A	102,175	1,547,951
Town Sports International Holdings, Inc.*+	173,571	2,525,458
Townsquare Media, Inc., Class A	60,000	388,200
Trans World Entertainment Corp.*	188,258	163,784
TravelCenters of America LLC*	116,500	407,750
Tuesday Morning Corp.*+	175,000	533,750
Turtle Beach Corp.*+	66,854	1,358,473
Unique Fabricating, Inc.+	50,000	437,000
Universal Technical Institute, Inc.*	120,000	378,000
UQM Technologies, Inc.*	94,000	94,000
US Auto Parts Network, Inc.*	189,751	284,626
VOXX International Corp.*	129,500	699,300
Weyco Group, Inc.+	10,000	364,000
Xcel Brands, Inc.*	91,000	213,850
YogaWorks, Inc.*+	70,000	126,000
Zoe’s Kitchen, Inc.*+	50,000	488,000

		59,587,681
Consumer Staples - 1.84%
Alico, Inc.	12,200	386,740
Bridgford Foods Corp.*+	1,000	13,600
Castle Brands, Inc.*+	899,187	1,070,033
CCA Industries, Inc.*+	1,652	4,791
Lifeway Foods, Inc.*+	80,152	403,165
Limoneira Co.	2,596	63,888
Mannatech, Inc.	13,600	278,800
Natural Alternatives International, Inc.*	34,910	354,336
Natural Grocers by Vitamin Cottage, Inc.*+	136,000	1,732,640
Oil-Dri Corp. of America	27,500	1,158,850
Orchids Paper Products Co.*+	24,600	97,908
Reed’s, Inc.*+	53,700	153,045
Rocky Mountain Chocolate Factory, Inc.+	30,000	343,200

Industry Company	Shares	Value

Consumer Staples (continued)
Seneca Foods Corp., Class A*	26,500	$ 715,500
United-Guardian, Inc.+	10,000	191,500

		6,967,996
Energy - 10.90%
Adams Resources & Energy, Inc.	24,300	1,044,900
Aemetis, Inc.*	160,439	242,263
Amyris, Inc.*+	165,000	1,054,350
Approach Resources, Inc.*+	389,900	951,356
Aspen Aerogels, Inc.*+	135,500	663,950
Barnwell Industries, Inc.*	9,320	19,572
Bristow Group, Inc.*+	100,000	1,411,000
CARBO Ceramics, Inc.*+	50,500	463,085
Clean Energy Fuels Corp.*+	555,000	2,047,950
Cloud Peak Energy, Inc.*	250,000	872,500
Comstock Resources, Inc.*	122,680	1,289,367
Contango Oil & Gas Co.*	40,000	227,200
Dawson Geophysical Co.*	134,545	1,062,905
Earthstone Energy, Inc., Class A*	44,002	389,418
Era Group, Inc.*	97,350	1,260,682
Evolution Petroleum Corp.+	217,123	2,138,662
Gastar Exploration, Inc.*+	600,000	336,000
Geospace Technologies Corp.*	26,663	374,882
Goodrich Petroleum Corp.*+	50,000	618,500
Gulf Island Fabrication, Inc.	63,400	570,600
Hornbeck Offshore Services, Inc.*	3,900	15,444
Independence Contract Drilling, Inc.*	273,000	1,124,760
ION Geophysical Corp.*	127,816	3,105,929
Key Energy Services, Inc.*	89,000	1,445,360
Lilis Energy, Inc.*+	170,000	884,000
Lonestar Resources US, Inc., Class A*	113,500	957,940
Matrix Service Co.*	65,000	1,192,750
Mexco Energy Corp.*	12,000	71,880
Mitcham Industries, Inc.*	119,545	480,571
NACCO Industries, Inc., Class A	20,000	675,000
Natural Gas Services Group, Inc.*	47,185	1,113,566
New Concept Energy, Inc.*+	8,400	35,448
Northern Oil and Gas, Inc.*	326,000	1,026,900
Nuverra Environmental Solutions, Inc.*	39,200	470,400
Overseas Shipholding Group, Inc., Class A*+	335,000	1,299,800

26	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Panhandle Oil & Gas, Inc.,
Class A	23,594	$ 450,645
Parker Drilling Co.*	379,630	144,259
PHI, Inc.*	104,550	1,063,274
Pioneer Energy Services Corp.*	395,000	2,310,750
Ranger Energy Services, Inc.*+	40,600	372,302
REX American Resources Corp.*	6,249	505,982
RigNet, Inc.*+	11,309	116,483
SEACOR Marine Holdings, Inc.*	45,440	1,049,210
SilverBow Resources, Inc.*	15,000	433,200
Smart Sand, Inc.*+	110,000	584,100
Uranium Energy Corp.*+	395,000	635,950
VAALCO Energy, Inc.*	237,100	647,283
W&T Offshore, Inc.*	185,000	1,322,750
Zion Oil & Gas, Inc.*+	157,285	637,791

		41,212,869

Financials - 19.31%
1347 Property Insurance Holdings, Inc.*+	38,400	272,640
1st Constitution Bancorp+	38,733	886,986
A-Mark Precious Metals, Inc.	56,500	750,320
American National Bankshares, Inc.	29,746	1,189,840
American River Bankshares	56,000	887,600
Ameris Bancorp	9,714	518,242
AmeriServ Financial, Inc.	155,671	638,251
Anchor Bancorp, Inc.*+	22,000	577,500
Ashford, Inc.*+	4,000	259,200
Asta Funding, Inc.+	68,400	235,980
Atlantic American Corp.	74,856	190,883
Atlanticus Holdings Corp.*	60,812	125,881
Auburn National Bancorporation, Inc.+	2,974	147,540
Bank of Commerce Holdings	87,441	1,114,873
Bankwell Financial Group, Inc.	20,937	673,125
BCB Bancorp, Inc.	55,212	828,180
C&F Financial Corp.	15,400	963,270
Capitala Finance Corp.+	77,180	640,594
Capstar Financial Holdings, Inc.*	40,000	741,200
CB Financial Services, Inc.+	21,700	746,480
Chemung Financial Corp.	14,998	751,550
Citizens Community Bancorp, Inc.	35,600	503,740

Industry Company	Shares	Value

Financials (continued)
Citizens First Corp.+	2,633	$ 69,906
Citizens Holding Co.+	20,670	490,912
CM Finance, Inc.	78,000	694,200
Codorus Valley Bancorp, Inc.	28,061	860,911
Cohen & Co., Inc.+	3,000	31,800
Colony Bankcorp, Inc.	22,868	386,469
Community West Bancshares	38,357	452,613
Conifer Holdings, Inc.*+	19,000	119,700
Consumer Portfolio Services, Inc.*	138,100	562,067
County Bancorp, Inc.	24,000	660,000
Eagle Bancorp Montana, Inc.	6,289	121,378
eHealth, Inc.*	57,700	1,275,170
Elevate Credit, Inc.*+	100,000	846,000
Entegra Financial Corp.*	26,800	785,240
ESSA Bancorp, Inc.+	59,000	933,970
Evans Bancorp, Inc.+	18,701	862,116
Farmers Capital Bank Corp.	27,058	1,409,722
FedNat Holding Co.	49,012	1,130,707
First Acceptance Corp.*	394,700	449,958
First Bancorp, Inc.+	20,800	586,976
First Bancshares, Inc. (The)	23,094	830,229
First Bank+	55,463	770,936
First Business Financial Services, Inc.	42,308	1,100,008
First Financial Northwest, Inc.	47,000	917,440
First Guaranty Bancshares, Inc.	3,411	88,754
First Internet Bancorp	25,000	852,500
First Northwest Bancorp*+	42,500	678,725
First United Corp.	16,192	331,126
GAIN Capital Holdings, Inc.+	54,400	410,720
GAMCO Investors, Inc., Class A+	10,000	267,600
Great Elm Capital Group, Inc.*	56,219	202,388
Guaranty Federal Bancshares, Inc.+	20,856	509,929
Hallmark Financial Services, Inc.*	80,400	802,392
Hawthorn Bancshares, Inc.	27,040	592,176
Health Insurance Innovations, Inc., Class A*	30,300	980,205
HMN Financial, Inc.*	30,000	603,000
Home Bancorp, Inc.	16,500	768,075
HopFed Bancorp, Inc.	32,988	546,941

www.bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Horizon Technology Finance Corp.	33,600	$338,688
Impac Mortgage Holdings, Inc.*+	76,800	731,904
Independence Holding Co.+	8,443	280,730
Investar Holding Corp.+	5,000	138,250
Investors Title Co.+	2,028	374,490
JMP Group LLC+	96,851	520,090
KCAP Financial, Inc.+	156,600	508,950
Lake Shore Bancorp, Inc.+	22,150	386,518
Landmark Bancorp, Inc.	14,453	411,910
Malvern Bancorp, Inc.*	33,300	810,855
Marlin Business Services Corp.	64,500	1,925,325
MBT Financial Corp.	114,185	1,216,070
Medallion Financial Corp.*+	95,411	522,852
Medley Management, Inc., Class A+	10,000	35,500
Mid Penn Bancorp, Inc.+	14,348	500,745
MidSouth Bancorp, Inc.+	24,700	327,275
Monroe Capital Corp.+	61,403	827,712
MSB Financial Corp./MD	25,000	537,500
MutualFirst Financial, Inc.	38,911	1,468,890
Northeast Bancorp	35,000	763,000
Northrim BanCorp, Inc.	24,250	959,088
Norwood Financial Corp.+	12,749	459,219
Oaktree Strategic Income Corp.	103	876
Ohio Valley Banc Corp.+	19,500	1,022,775
OP Bancorp*	50,000	636,000
Pacific Mercantile Bancorp*	83,319	812,360
Penns Woods Bancorp, Inc.+	16,400	734,392
Peoples Bancorp of North
Carolina, Inc.	27,830	891,395
Premier Financial Bancorp, Inc.	60,275	1,125,334
Provident Financial Holdings, Inc.	38,617	736,812
Prudential Bancorp, Inc.	6,836	131,935
Pzena Investment Management, Inc., Class A	52,800	486,288
Regional Management Corp.*	47,000	1,645,940
Riverview Bancorp, Inc.	82,206	693,819
Safeguard Scientifics, Inc.*	19,500	249,600
SB One Bancorp+	23,000	683,100
Security National Financial Corp., Class A*	55,695	289,614
Select Bancorp, Inc.*+	54,676	736,486
Shore Bancshares, Inc.	42,500	808,350

Industry Company	Shares	Value

Financials (continued)
SI Financial Group, Inc.	47,676	$703,221
Silvercrest Asset Management Group Inc., Class A	50,002	815,033
Southern First Bancshares, Inc.*	21,215	937,703
Southern Missouri Bancorp, Inc.	30,000	1,170,600
Summit State Bank	17,200	265,740
Territorial Bancorp, Inc.	30,000	930,000
Timberland Bancorp, Inc.	34,222	1,277,849
Two River Bancorp+	39,968	764,588
Union Bankshares, Inc./Morrisville VT	1,934	100,375
United Community Bancorp	26,200	712,640
United Security Bancshares+	5,400	60,480
Unity Bancorp, Inc.	46,500	1,057,875
Western New England Bancorp, Inc.	78,362	861,982

		73,015,557

Health Care - 21.30%
AAC Holdings, Inc.*+	98,000	918,260
AcelRx Pharmaceuticals, Inc.*+	208,150	702,506
Actinium Pharmaceuticals, Inc.*	140,200	89,728
Adverum Biotechnologies, Inc.*+	183,900	974,670
Aeglea BioTherapeutics, Inc.*+	75,000	793,500
Agile Therapeutics, Inc.*	122,000	60,268
Aileron Therapeutics, Inc.*	63,600	344,712
Alimera Sciences, Inc.*+	360,000	352,188
Allena Pharmaceuticals, Inc.*+	68,000	886,040
Alphatec Holdings, Inc.*+	69,800	208,004
Alpine Immune Sciences, Inc.*+	35,000	264,950
Ampio Pharmaceuticals, Inc.*+	100,000	220,000
Apollo Endosurgery, Inc.*	79,000	551,420
Applied Genetic Technologies Corp.*	147,400	545,380
Aptevo Therapeutics, Inc.*	83,802	418,172
Aquinox Pharmaceuticals, Inc.*+	50,000	132,500
Aratana Therapeutics, Inc.*+	156,983	667,178
Ardelyx, Inc.*+	117,500	434,750
ArQule, Inc.*+	312,599	1,728,672
Arsanis, Inc.*+	38,600	140,118

28	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Asterias Biotherapeutics, Inc.*+	172,763	$ 233,230
aTyr Pharma, Inc.*	102,697	93,454
AVEO Pharmaceuticals, Inc.*+	280,000	632,800
Axsome Therapeutics, Inc.*	88,000	281,600
Bellerophon Therapeutics, Inc.*+	123,000	297,660
Bellicum Pharmaceuticals, Inc.*	46,700	344,646
BioScrip, Inc.*	200,000	586,000
BioSpecifics Technologies Corp.*	25,200	1,130,472
Bovie Medical Corp.*	124,970	543,619
Calithera Biosciences, Inc.*	122,000	610,000
Cara Therapeutics, Inc.*	20,000	383,000
CareDx, Inc.*+	103,598	1,268,040
Castlight Health, Inc., Class B*+	45,500	193,375
Catabasis Pharmaceuticals, Inc.*	90,300	86,598
Cellular Biomedicine Group, Inc.*+	67,800	1,325,490
CEL-SCI Corp.*+	40,000	36,800
ChemoCentryx, Inc.*	32,896	433,240
Chiasma, Inc.*	307,600	461,400
Chimerix, Inc.*	204,100	971,516
Cidara Therapeutics, Inc.*+	94,000	488,800
Clearside Biomedical, Inc.*+	74,200	793,198
Conatus Pharmaceuticals, Inc.*+	113,000	483,640
Conformis, Inc.*	250,000	312,500
Corindus Vascular Robotics, Inc.*+	458,683	378,735
Corvus Pharmaceuticals, Inc.*+	85,000	933,300
Cumberland Pharmaceuticals, Inc.*	157,500	965,475
Curis, Inc.*+	178,900	309,497
Dicerna Pharmaceuticals, Inc.*+	60,000	735,000
Digirad Corp.	75,000	116,250
Durect Corp.*+	708,600	1,105,416
Eiger BioPharmaceuticals, Inc.*+	71,000	866,200
Electromed, Inc.*	70,000	379,400
Enzo Biochem, Inc.*	125,000	648,750
EyePoint Pharmaceuticals, Inc.*+	100,000	208,000
Flex Pharma, Inc.*+	49,839	46,849
Fluidigm Corp.*+	138,772	827,081
Fulgent Genetics, Inc.*+	78,100	323,334

Industry Company	Shares	Value

Health Care (continued)
Gemphire Therapeutics, Inc.*+	46,000	$ 468,740
Genesis Healthcare, Inc.*	330,000	755,700
GenMark Diagnostics, Inc.*+	179,900	1,147,762
Harvard Bioscience, Inc.*	317,017	1,696,041
Histogenics Corp.*+	100,000	250,000
Immune Design Corp.*+	81,292	369,879
Infinity Pharmaceuticals, Inc.*+	350,000	668,500
InfuSystem Holdings, Inc.*	124,900	443,395
IntriCon Corp.*+	21,500	866,450
Invitae Corp.*+	13,195	96,983
Invuity, Inc.*+	75,000	292,500
IRIDEX Corp.*+	71,300	483,414
IsoRay, Inc.*	168,700	75,915
Juniper Pharmaceuticals, Inc.*+	87,051	757,344
Kadmon Holdings, Inc.*+	308,000	1,228,920
KalVista Pharmaceuticals, Inc.*+	41,000	332,920
Kewaunee Scientific Corp.	14,000	503,300
Leap Therapeutics, Inc.*+	36,300	326,700
MannKind Corp.*+	387,000	735,300
Marinus Pharmaceuticals, Inc.*	57,606	407,274
MediciNova, Inc.*+	97,710	777,772
Melinta Therapeutics, Inc.*	90,100	572,135
Merrimack Pharmaceuticals, Inc.*+	45,100	221,441
Micron Solutions, Inc.*	20,000	68,580
Minerva Neurosciences, Inc.*	120,700	995,775
Misonix, Inc.*	25,000	310,000
Mustang Bio, Inc.*+	62,500	430,625
NanoString Technologies, Inc.*	87,400	1,195,632
NantKwest, Inc.*	100,000	306,000
Neos Therapeutics, Inc.*+	105,100	656,875
NewLink Genetics Corp.*	100,000	476,000
NovaBay Pharmaceuticals, Inc.*+	2,000	5,000
Novan, Inc.*+	82,688	243,103
Nuvectra Corp.*	44,400	911,532
Ocular Therapeutix, Inc.*+	100,000	675,000
Oncocyte Corp.*+	250,000	637,500
OncoMed Pharmaceuticals, Inc.*	125,000	288,750
Ophthotech Corp.*	108,000	294,840
Organovo Holdings, Inc.*+	273,600	383,040
OrthoPediatrics Corp.*+	43,500	1,158,840

www.bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Otonomy, Inc.*	145,000	$ 558,250
OvaScience, Inc.*+	350,000	317,590
Ovid Therapeutics, Inc.*+	94,440	736,632
Pacific Biosciences of California, Inc.*+	320,200	1,136,710
Pain Therapeutics, Inc.*+	15,765	32,476
Palatin Technologies, Inc.*	696,000	674,981
Pfenex, Inc.*	94,500	511,245
Protagonist Therapeutics, Inc.*+	50,600	340,032
Protalix BioTherapeutics, Inc.*	171,672	73,819
Proteostasis Therapeutics, Inc.*+	138,845	387,378
Quorum Health Corp.*	165,000	825,000
Ra Pharmaceuticals, Inc.*+	41,000	407,950
Restoration Robotics, Inc.*+	140,200	486,494
resTORbio, Inc.*+	95,000	869,250
Rexahn Pharmaceuticals, Inc.*+	50,100	70,641
Rockwell Medical, Inc.*+	35,000	172,550
RTI Surgical, Inc.*	191,900	882,740
Savara, Inc.*	40,000	452,800
scPharmaceuticals, Inc.*+	58,000	328,280
SCYNEXIS, Inc.*+	100,000	164,000
SeaSpine Holdings Corp.*	71,400	901,068
Selecta Biosciences, Inc.*+	75,000	993,750
Senseonics Holdings, Inc.*+	69,880	287,207
Sientra, Inc.*	40,100	782,351
Sierra Oncology, Inc.*	164,300	486,328
Spero Therapeutics, Inc.*+	48,500	711,495
Syndax Pharmaceuticals, Inc.*+	50,500	354,510
Synlogic, Inc.*+	56,428	554,687
Syros Pharmaceuticals, Inc.*	85,900	877,039
T2 Biosystems, Inc.*+	125,000	967,500
Teligent, Inc.*+	100,981	349,394
Tetraphase Pharmaceuticals, Inc.*+	75,000	267,750
Tocagen, Inc.*+	100,000	934,000
Tracon Pharmaceuticals, Inc.*	50,000	135,000
Utah Medical Products, Inc.	22,400	2,467,360
Veracyte, Inc.*+	112,400	1,049,816
Verastem, Inc.*+	133,900	921,232
Versartis, Inc.*	85,100	172,328
Vital Therapies, Inc.*+	160,000	1,096,000
VolitionRX, Ltd.*	170,000	340,000
Voyager Therapeutics, Inc.*+	70,000	1,367,800
vTv Therapeutics, Inc. Class A*	68,800	105,952

Industry Company	Shares	Value

Health Care (continued)
XOMA Corp.*	24,900	$ 519,912
Xtant Medical Holdings, Inc.*	50,000	277,500
Zafgen, Inc.*	85,434	873,990
Zynerba Pharmaceuticals, Inc.*+	55,500	540,570

		80,546,215
Industrials - 10.29%
Acacia Research Corp.*	161,800	671,470
Acme United Corp.	7,735	160,501
AeroCentury Corp.*	10,900	172,765
Air Industries Group*	400	720
Allied Motion Technologies, Inc.+	9,150	438,102
Alpha Pro Tech, Ltd.*+	181,200	607,020
American Superconductor Corp.*+	70,100	490,700
AMREP Corp.*	30,100	212,807
ARC Document Solutions, Inc.*	150,000	265,500
Arotech Corp.*	121,367	455,126
BG Staffing, Inc.	37,500	871,875
BlueLinx Holdings, Inc.*+	35,600	1,336,068
Chicago Rivet & Machine Co.	10,000	322,500
Command Security Corp.*+	44,600	69,130
Commercial Vehicle Group, Inc.*	52,100	382,414
CompX International, Inc.	3,200	42,240
CPI Aerostructures, Inc.*	31,300	328,650
CRA International, Inc.	23,500	1,195,915
Ducommun, Inc.*+	14,500	479,805
Eastern Co. (The)	33,600	942,480
Ecology & Environment, Inc., Class A	7,000	87,150
Enphase Energy, Inc.*+	246,000	1,655,580
EnviroStar, Inc.+	12,800	515,840
Espey Manufacturing & Electronics Corp.	10,700	287,094
ExOne Co. (The)*+	48,300	341,964
FreightCar America, Inc.	20,000	335,800
Fuel Tech, Inc.*	118,628	128,118
FuelCell Energy, Inc.*+	149,800	197,736
Gencor Industries, Inc.*	66,450	1,073,168
General Finance Corp.*+	76,723	1,039,597
Goldfield Corp. (The)*	158,080	671,840
Graham Corp.+	35,900	926,579
Granite Construction, Inc.	12,150	676,269
Great Lakes Dredge & Dock Corp.*	205,100	1,076,775

30	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
HC2 Holdings, Inc.*+	104,000	$ 608,400
Highpower International, Inc.*+	50,000	155,000
Hill International, Inc.*	201,551	1,189,151
Houston Wire & Cable Co.*+	83,300	708,050
Hudson Global, Inc.*	40,000	64,800
Hurco Cos., Inc.	36,334	1,625,946
Innovative Solutions & Support, Inc.*	125,054	363,907
L.B. Foster Co., Class A* L.S. Starrett Co. (The),	44,000	1,009,800
Class A	20,236	129,510
Lawson Products, Inc.*	32,400	788,940
LSI Industries, Inc.	100,000	534,000
Mastech Digital, Inc.*	6,250	100,625
Miller Industries, Inc.	29,800	761,390
Orion Group Holdings, Inc.*	108,200	893,732
PAM Transportation Services, Inc.*	29,400	1,380,918
Patriot Transportation Holding, Inc.*	30,871	663,726
Performant Financial Corp.*	305,000	655,750
Perma-Pipe International Holdings, Inc.*	66,100	618,035
Radiant Logistics, Inc.*	171,300	669,783
RCM Technologies, Inc.	111,510	550,859
Red Violet, Inc.*+	9,813	84,392
Servotronics, Inc.	15,653	143,381
SIFCO Industries, Inc.*	16,024	84,927
Sparton Corp.*	48,300	917,217
Tel-Instrument Electronics Corp.*+	15,000	50,250
Transcat, Inc.*	5,200	98,280
Twin Disc, Inc.*+	49,600	1,231,072
Ultralife Corp.*	112,400	1,079,040
USA Truck, Inc.*	14,600	342,662
Virco Manufacturing Corp.	14,600	64,970
Volt Information Sciences, Inc.*	100,000	340,000
Willdan Group, Inc.*	45,000	1,393,650
Willis Lease Finance Corp.*	36,000	1,137,240

		38,898,701

Information Technology - 13.86%
Aerohive Networks, Inc.*+	210,000	833,700
Agilysys, Inc.*	75,000	1,162,500
ALJ Regional Holdings, Inc.*	88,000	167,200
Amber Road, Inc.*+	123,300	1,160,253
Amtech Systems, Inc.*	57,500	347,875
AstroNova, Inc.	32,800	618,280

Industry Company	Shares	Value

Information Technology (continued)
Aviat Networks, Inc.*	22,086	$361,548
Avid Technology, Inc.*	150,000	780,000
Aware, Inc.*	24,979	101,165
AXT, Inc.*	131,006	923,592
BK Technologies, Inc.	168,744	624,353
Black Box Corp.+	55,594	112,578
Blonder Tongue Laboratories, Inc.*	20,000	22,600
Brightcove, Inc.*	143,300	1,382,845
BSQUARE Corp.*+	59,500	160,650
Clearfield, Inc.*+	58,000	640,900
Communications Systems, Inc.	22,100	84,201
Computer Task Group, Inc.*	58,800	455,112
CSP, Inc.	38,700	381,195
CyberOptics Corp.*+	42,550	740,370
DHI Group, Inc.*	150,100	352,735
Digi International, Inc.*	105,000	1,386,000
DSP Group, Inc.*	83,500	1,039,575
Echelon Corp.*	30,000	247,200
Edgewater Technology, Inc.*	91,212	494,369
EMCORE Corp.*	98,702	498,445
Frequency Electronics, Inc.*	41,000	330,460
GlobalSCAPE, Inc.+	176,600	683,442
GSE Systems, Inc.*	195,125	634,156
GSI Technology, Inc.*	161,417	1,213,856
Harmonic, Inc.*	1,300	5,525
ID Systems, Inc.*+	83,000	513,770
IEC Electronics Corp.*+	73,450	428,214
Impinj, Inc.*+	58,000	1,282,380
Information Services Group, Inc.*	183,300	751,530
Innodata, Inc.*+	294,955	294,955
Inseego Corp.*	46,900	94,269
Intellicheck, Inc.*+	49,700	114,310
Intelligent Systems Corp.*+	35,362	306,589
Intermolecular, Inc.*	167,600	279,892
Internap Corp.*+	66,800	696,056
inTEST Corp.*	49,500	361,350
Intevac, Inc.*	82,933	402,225
iPass, Inc.*	45,400	15,645
Issuer Direct Corp.+	25,000	497,242
Iteris, Inc.*+	60,520	292,917
Key Tronic Corp.*	57,100	432,818
KVH Industries, Inc.*	80,510	1,078,834
Leaf Group, Ltd.*+	80,000	868,000
Liquidity Services, Inc.*	132,000	864,600
Majesco*	3,000	18,450
Marchex, Inc., Class B	222,400	680,544
Marin Software, Inc.*	23,914	138,701

www.bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Mattersight Corp.*+	149,896	$ 400,972
Maxwell Technologies, Inc.*+	80,000	416,000
Napco Security Technologies Inc.*	100,176	1,467,578
NeoPhotonics Corp.*+	105,000	654,150
Network-1 Technologies, Inc.	130,000	403,000
PAR Technology Corp.*+	94,750	1,675,180
PCM, Inc.*+	39,100	592,365
PC-Tel, Inc.	91,100	568,464
Perceptron, Inc.*	70,000	738,500
Pixelworks, Inc.*+	113,900	411,179
PRGX Global, Inc.*	143,100	1,388,070
QAD, Inc., Class B	8,250	334,125
Quantum Corp.*	165,000	363,000
QuickLogic Corp.*+	100,000	115,000
QuinStreet, Inc.*	45,000	571,500
Qumu Corp.*	30,000	66,000
RealNetworks, Inc.*	213,500	789,950
Reis, Inc.+	54,800	1,194,640
Richardson Electronics, Ltd.	99,011	964,367
Rosetta Stone, Inc.*	103,160	1,653,655
Rubicon Project, Inc. (The)*	200,000	570,000
Seachange International, Inc.*	119,300	408,006
ServiceSource International, Inc.*	225,000	886,500
SMTC Corp.*	105,000	308,700
StarTek, Inc.*+	65,000	408,850
Synacor, Inc.*	132,400	264,800
Telaria, Inc.*+	341,900	1,381,276
Telenav, Inc.*+	214,100	1,198,960
TESSCO Technologies, Inc.	44,500	769,850
TransAct Technologies, Inc.	50,000	625,000
Travelzoo*	45,000	769,500
Trio-Tech International*	6,000	26,820
Wayside Technology Group, Inc.	32,298	453,787
Wireless Telecom Group,
Inc.*	113,100	248,820
Zedge, Inc., Class B*+	16,855	63,375
Zix Corp.*	164,582	887,097

		52,399,007
Materials - 2.78%
Advanced Emissions
Solutions, Inc.+	77,075	875,572
Ampco-Pittsburgh Corp.*	45,983	471,326

Industry Company	Shares	Value

Materials (continued)
Core Molding Technologies, Inc.	45,100	$ 644,028
Flexible Solutions International, Inc.*	45,707	73,588
Friedman Industries, Inc.	57,000	461,700
Gold Resource Corp.	203,100	1,338,429
Gulf Resources, Inc.*	205,900	284,142
Intrepid Potash, Inc.*	215,000	881,500
LSB Industries, Inc.*	107,500	569,750
Northern Technologies International Corp.	13,950	499,410
Olympic Steel, Inc.	43,200	881,712
Orient Paper, Inc.*	78,811	78,811
Paramount Gold Nevada Corp.*	25,000	31,500
Pershing Gold Corp.*+	65,000	118,950
Ramaco Resources, Inc.*+	122,800	854,688
Synalloy Corp.+	54,400	1,085,280
Trecora Resources*	30,000	445,500
Universal Stainless & Alloy Products, Inc.*	39,586	937,001

		10,532,887
Real Estate -1.10%
American Realty Investors, Inc.*+	4,000	63,240
Consolidated-Tomoka Land Co.	15,449	950,268
Griffin Industrial Realty, Inc.	17,905	787,641
Maui Land & Pineapple Co., Inc.*+	53,000	593,600
Stratus Properties, Inc.*+	37,150	1,134,932
Transcontinental Realty Investors, Inc.*+	2,300	76,935
Trinity Place Holdings, Inc.*+	85,100	557,405

		4,164,021
Telecommunication Services - 1.38%
Alaska Communications
Systems Group, Inc.*	243,000	430,110
Hawaiian Telcom Holdco, Inc.*	45,642	1,319,967
NII Holdings, Inc.*+	265,000	1,033,500
Ooma, Inc.*+	72,500	1,025,875
Spok Holdings, Inc.	60,000	903,000
Windstream Holdings, Inc.+	99,200	522,784

		5,235,236

32	Annual Report | June 30, 2018

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Utilities - 1.10%
Artesian Resources Corp.,
Class A	19,500	$ 756,015
Cadiz, Inc.*+	71,700	939,270
Genie Energy, Ltd., Class B+	98,667	489,388
Global Water Resources, Inc.+	42,500	399,500
RGC Resources, Inc.+	14,000	408,520
Spark Energy, Inc., Class A+	43,000	419,250
York Water Co., (The)+	23,714	754,105

		4,166,048

TOTAL COMMON STOCKS - 99.62%		376,726,218

(Cost $ 273,343,138)

EXCHANGE TRADED FUND - 0.18%
iShares Micro-Cap ETF+	6,525	689,170

TOTAL EXCHANGE TRADED FUND - 0.18%		689,170

(Cost $ 163,006)

WARRANTS - 0.00%
BioTime, Inc., expire 10/01/18*+	16,058	965
SAExploration Series A, expire 07/27/21*Δ	848	—
SAExploration Series B, expire 07/27/21*Δ	848	—

TOTAL WARRANTS - 0.00%		965

(Cost $ 15,589)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	277	$277

TOTAL MONEY MARKET FUND - 0.00%			277

(Cost $277)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.83%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	52,284,023	52,284,023

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.83%			52,284,023

(Cost $52,284,023)

TOTAL INVESTMENTS - 113.63%			$429,700,653
(Cost $325,806,033)
Liabilities in Excess of Other Assets - (13.63%)			(51,556,289)

NET ASSETS - 100.00%			$378,144,364

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $50,620,082 as of June 30, 2018.

LLC - Limited Liability Company

www.bridgeway.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$376,726,218	$—	$—	$376,726,218
Exchange Traded
Fund	689,170	—	—	689,170
Warrants	965	—	0	965
Money Market Fund	—	277	—	277
Investments Purchased with Cash Proceeds from Securities Lending	—	52,284,023	—	52,284,023

TOTAL	$377,416,353	$52,284,300	$0	$429,700,653

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stock	Warrants	Total
Balance as of 06/30/2017	$28,062	$0	$28,062
Purchases	—	—	0
Sales	—	—	—
Realized Gain/(Loss)	(437,810)	—	(437,810)
Change in Unrealized Appreciation/ (Depreciation)	409,748	—	409,748
Transfers in	—	—	—
Transfers out	—	—	—

Balance as of 06/30/2018	$—	$0	$—

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 06/30/2018	$—	$0	$—

See Notes to Financial Statements.

34	Annual Report | June 30, 2018

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +10.86%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+7.23%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+7.90%). It was a good quarter.

For the fiscal year, our Fund returned +21.91%, slightly leading the Russell 2000 Growth Index (+21.86%), but lagging the Lipper Small-Cap Growth Funds Index (+26.33%). The Fund leads our benchmarks in the longer five-year period, but lags in the 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	10.86%	21.91%	15.17%	8.24%	7.97%
Russell 2000 Growth Index	7.23%	21.86%	13.65%	11.24%	9.84%
Lipper Small-Cap Growth Funds Index	7.90%	26.33%	13.22%	10.58%	8.88%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	35

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2018

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories outperformed the benchmark during the quarter, with our core company financial health models delivering the best performance. The Fund’s tilt toward smaller stocks in the small-cap growth universe also helped relative results, as they outperformed their larger counterparts. However, the Fund’s increased core exposure (as measured by multiple value metrics) detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was neutral. However, the Fund’s stock selection effect was significantly positive, with nearly all sectors boosting relative results. Holdings in the Health Care sector made the largest positive contribution, and holdings in the Materials, Consumer Staples, and Financials sectors also helped relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s diversifying value metrics models outperformed the benchmark and boosted relative returns for the year. However, our diversifying price momentum models lagged the benchmark, while our core company financial health models underperformed slightly. The Fund’s exposure to higher momentum stocks also helped relative results, as those stocks outperformed their lower momentum counterparts during the year. In contrast, the Fund’s increased core exposure (as measured by multiple value metrics) hurt relative performance. A tilt toward smaller stocks in the small-cap growth universe also detracted from relative results.

From a sector perspective, the Fund’s allocation effect was neutral. However, the Fund’s stock selection effect was significantly positive, with holdings in the Consumer Discretionary and Consumer Staples sectors adding the most to relative results. These gains more than offset the negative impact of holdings in the Information Technology and Health Care sectors.

36	Annual Report | June 30, 2018

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	Insperity, Inc.	Industrials	1.6%
2	Supernus Pharmaceuticals, Inc.	Health Care	1.6%
3	Enova International, Inc.	Financials	1.6%
4	Spartan Motors, Inc.	Industrials	1.6%
5	LGI Homes, Inc.	Consumer Discretionary	1.5%
6	LHC Group, Inc.	Health Care	1.5%
7	Cirrus Logic, Inc.	Information Technology	1.5%
8	AMN Healthcare Services, Inc.	Health Care	1.5%
9	BioTelemetry, Inc.	Health Care	1.5%
10	Chefs’ Warehouse, Inc. (The)	Consumer Staples	1.5%
	Total		15.4%

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	17.8%	15.3%	2.5%
Consumer Staples	4.1%	2.9%	1.2%
Energy	1.4%	2.4%	-1.0%
Financials	8.8%	7.7%	1.1%
Health Care	23.3%	26.4%	-3.1%
Industrials	20.7%	18.2%	2.5%
Information Technology	16.9%	19.1%	-2.2%
Materials	1.4%	4.3%	-2.9%
Real Estate	3.7%	2.5%	1.2%
Telecommunication Services	0.0%	0.8%	-0.8%
Utilities	0.5%	0.4%	0.1%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	37

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

38	Annual Report | June 30, 2018

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 98.60%
Consumer Discretionary - 17.78%
Asbury Automotive Group, Inc.*	2,400	$ 164,520
Big Lots, Inc.+	9,300	388,554
BJ’s Restaurants, Inc.	9,000	540,000
Boot Barn Holdings, Inc.*	38,100	790,575
Children’s Place, Inc. (The)	4,900	591,920
Crocs, Inc.*	46,900	825,909
Dave & Buster’s Entertainment, Inc.*	16,400	780,640
Entravision Communications Corp., Class A	154,700	773,500
LGI Homes, Inc.*+	14,700	848,631
MDC Partners, Inc., Class A*+	123,400	567,640
Noodles & Co.*+	24,300	298,890
Pinnacle Entertainment, Inc.*	5,900	199,007
RH*+	5,700	796,290
Sinclair Broadcast Group, Inc., Class A+	15,100	485,465
Sleep Number Corp.*	3,800	110,276
Sturm Ruger & Co., Inc.+	5,600	313,600
Tailored Brands, Inc.	29,900	763,048
tronc, Inc.*	36,300	627,264

		9,865,729

Consumer Staples - 4.11%
Chefs’ Warehouse, Inc. (The)*	29,000	826,500
Medifast, Inc.	5,000	800,800
Performance Food Group Co.*	17,800	653,260

		2,280,560

Energy - 1.44%
Carrizo Oil & Gas, Inc.*+	17,200	479,020
Matador Resources Co.*	10,600	318,530

		797,550

Financials - 8.77%
Artisan Partners Asset Management, Inc., Class A	8,300	250,245
BrightSphere Investment Group, PLC	51,700	737,242
Diamond Hill Investment Group, Inc.	3,800	738,834
Enova International, Inc.*	24,100	880,855
Evercore, Inc., Class A	7,300	769,785
Houlihan Lokey, Inc.	15,900	814,398
Walker & Dunlop, Inc.	12,100	673,365

		4,864,724

Industry Company	Shares	Value

Health Care - 23.34%
Abaxis, Inc.	6,100	$ 506,361
AMN Healthcare Services, Inc.*	14,300	837,980
BioSpecifics Technologies Corp.*	12,900	578,694
BioTelemetry, Inc.*	18,600	837,000
Chemed Corp.	2,300	740,163
Corcept Therapeutics, Inc.*+	31,000	487,320
Cutera, Inc.*	20,300	818,090
Eagle Pharmaceuticals, Inc.*+	6,600	499,356
Emergent BioSolutions, Inc.*	13,000	656,370
Enanta Pharmaceuticals, Inc.*	6,500	753,350
Encompass Health Corp.	11,100	751,692
Genesis Healthcare, Inc.*	320,200	733,258
Insys Therapeutics, Inc.*	76,200	551,688
LHC Group, Inc.*	9,900	847,341
Masimo Corp.*	8,200	800,730
MiMedx Group, Inc.*+	12,800	81,792
Sientra, Inc.*	39,100	762,841
Supernus Pharmaceuticals, Inc.*	14,800	885,780
Vocera Communications, Inc.*	27,300	815,997

		12,945,803

Industrials - 20.68%
Advanced Drainage Systems, Inc.	8,300	236,965
Allegiant Travel Co.	4,400	611,380
ArcBest Corp.	11,000	502,700
Avis Budget Group, Inc.*	17,900	581,750
Brink’s Co. (The)	3,200	255,200
Builders FirstSource, Inc.*	33,500	612,715
Commercial Vehicle Group, Inc.*	94,600	694,364
H&E Equipment Services, Inc.	11,000	413,710
Harsco Corp.*	34,400	760,240
Insperity, Inc.	9,300	885,825
Kadant, Inc.	7,300	701,895
Lindsay Corp.	8,500	824,415
MasTec, Inc.*	5,600	284,200
Meritor, Inc.*	39,000	802,230
Patrick Industries, Inc.*	14,000	795,900
Radiant Logistics, Inc.*	102,500	400,775
Saia, Inc.*	5,500	444,675
Spartan Motors, Inc.	57,400	866,740

www.bridgeway.com	39

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
TriNet Group, Inc.*	14,200	$ 794,348

		11,470,027

Information Technology - 16.91%
3D Systems Corp.*+	57,400	792,694
ACI Worldwide, Inc.*	18,100	446,527
Advanced Energy Industries, Inc.*	9,300	540,237
Alarm.com Holdings, Inc.*+	8,000	323,040
Cirrus Logic, Inc.*	21,900	839,427
Extreme Networks, Inc.*	88,000	700,480
Five9, Inc.*	18,800	649,916
InterDigital, Inc.	9,700	784,730
MAXIMUS, Inc.	10,100	627,311
Monolithic Power Systems, Inc.	1,400	187,138
NIC, Inc.	52,100	810,155
Plantronics, Inc.	7,800	594,750
Synaptics, Inc.*	16,200	815,994
Systemax, Inc.	20,200	693,466
TTEC Holdings, Inc.	11,500	397,325
Unisys Corp.*+	14,000	180,600

		9,383,790

Materials - 1.39%
Kronos Worldwide, Inc.	11,900	268,107
Verso Corp., Class A*	23,100	502,656

		770,763

Real Estate - 3.70%
Altisource Portfolio Solutions SA*+	25,100	732,167
HFF, Inc., Class A	13,900	477,465
National Health Investors, Inc.	6,400	471,552
Urban Edge Properties	16,199	370,471

		2,051,655

Utilities - 0.48%
Atlantic Power Corp.*+	120,950	266,090

TOTAL COMMON STOCKS - 98.60%		54,696,691

(Cost $ 46,557,549)

EXCHANGE TRADED FUND - 0.51%
iShares Russell 2000 Growth ETF	1,400	286,062

TOTAL EXCHANGE TRADED FUND - 0.51%		286,062

(Cost $ 286,069)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	707	$707

TOTAL MONEY MARKET FUND - 0.00%			707

(Cost $707)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.02%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	5,001,434	5,001,434

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.02%			5,001,434

(Cost $5,001,434)

TOTAL INVESTMENTS - 108.13%			$59,984,894
(Cost $51,845,759)
Liabilities in Excess of Other Assets - (8.13%)			(4,512,450)

NET ASSETS - 100.00%			$55,472,444

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $4,834,998 as of June 30, 2018.

40	Annual Report | June 30, 2018

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,696,691	$—	$—	$54,696,691
Exchange Traded Fund	286,062	—	—	286,062
Money Market Fund	—	707	—	707
Investments Purchased with Cash Proceeds from Securities Lending	—	5,001,434	—	5,001,434

TOTAL	$54,982,753	$5,002,141	$—	$59,984,894

See Notes to Financial Statements.

www.bridgeway.com	41

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +14.86%, outperforming our primary market benchmark, the Russell 2000 Value Index (+8.30%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+5.74%). It was a good quarter.

For the fiscal year, our Fund returned +20.32%, leading the Russell 2000 Value Index (+13.10%) and the Lipper Small-Cap Value Funds Index (+12.22%). However, we are lagging our primary market and peer benchmarks in the five-year, 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	14.86%	20.32%	10.14%	7.57%	8.46%
Russell 2000 Value Index	8.30%	13.10%	11.18%	9.88%	9.02%
Lipper Small-Cap Value Funds Index	5.74%	12.22%	10.26%	9.61%	9.13%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

42	Annual Report | June 30, 2018

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2018

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories outperformed the benchmark during the quarter, with our core value metrics models and diversifying price momentum models delivering the best results. The Fund’s tilt toward deeper value stocks across multiple value metrics also benefited the Fund’s results, as did our tilt toward smaller stocks in the small-cap value universe.

From a sector perspective, the Fund’s allocation effect was modestly positive, with an underweighting in the Financials sector and a slight overweighting in the Energy sector boosting relative results. The Fund’s stock selection effect was significantly positive, with holdings in the Energy sector making the largest positive contribution to relative performance amid rising oil prices. Holdings in the Materials, Consumer Discretionary, and Telecommunication Services sectors also boosted relative results.

Detailed Explanation of Fiscal Year Performance

The Fund’s diversifying company financial health models and core value metrics models significantly outperformed the benchmark and boosted relative results. However, our diversifying price momentum models lagged the benchmark during the fiscal year. The Fund’s tilts toward deeper value stocks across multiple value metrics and to smaller stocks in the small-cap value universe also benefited results, as did its exposure to higher momentum stocks.

From a sector perspective, the Fund’s allocation effect was positive, with an underweighting in the Real Estate sector and overweightings in the Industrials and Consumer Discretionary sectors boosting relative results. The Fund’s stock selection effect was significantly positive, with holdings in the Energy sector boosting relative results the most. Holdings in the Materials and Telecommunication Services sectors also helped relative performance.

www.bridgeway.com	43

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	California Resources Corp.	Energy	1.9%
2	Abraxas Petroleum Corp.	Energy	1.7%
3	Entravision Communications Corp., Class A	Consumer Discretionary	1.6%
4	J. Jill, Inc.	Consumer Discretionary	1.6%
5	Ardmore Shipping Corp.	Energy	1.6%
6	Natural Health Trends Corp.	Consumer Staples	1.6%
7	Monmouth Real Estate Investment Corp.	Real Estate	1.6%
8	Weight Watchers International, Inc.	Consumer Discretionary	1.5%
9	ACCO Brands Corp.	Industrials	1.5%
10	Greenbrier Companies., Inc. (The)	Industrials	1.5%
	Total		16.1%

Industry Sector Representation as of June 30, 2018

	% of Russell 2000
	% of Net Assets	Value Index	Difference
Consumer Discretionary	14.8%	11.4%	3.4%
Consumer Staples	5.2%	2.7%	2.5%
Energy	11.7%	7.6%	4.1%
Financials	22.8%	28.3%	-5.5%
Health Care	5.0%	4.7%	0.3%
Industrials	12.7%	11.5%	1.2%
Information Technology	8.8%	10.6%	-1.8%
Materials	2.9%	4.4%	-1.5%
Real Estate	9.4%	12.1%	-2.7%
Telecommunication Services	1.5%	0.5%	1.0%
Utilities	2.1%	6.2%	-4.1%
Cash & Other Assets	3.1%	0.0%	3.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

44	Annual Report | June 30, 2018

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	45

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 96.93%
Consumer Discretionary - 14.83%
American Axle & Manufacturing Holdings, Inc.*	42,100	$655,076
Caleres, Inc.	11,900	409,241
Conn’s, Inc.*+	21,200	699,600
Dana, Inc.	28,900	583,491
Entravision Communications Corp., Class A	224,500	1,122,500
Fossil Group, Inc.*+	34,200	918,954
J. Jill, Inc.*	119,100	1,112,394
KB Home	26,800	730,032
Modine Manufacturing Co.*	13,000	237,250
Office Depot, Inc.	191,400	488,070
Sonic Corp.+	29,900	1,029,158
Tenneco, Inc.	11,000	483,560
Tower International, Inc.	23,500	747,300
Weight Watchers
International, Inc.*+	10,500	1,061,550

		10,278,176

Consumer Staples - 5.20%
Darling Ingredients, Inc.*	32,700	650,076
Dean Foods Co.	47,200	496,072
Natural Health Trends Corp.	44,300	1,108,386
Sanderson Farms, Inc.	9,600	1,009,440
SUPERVALU, Inc.*+	16,785	344,428

		3,608,402

Energy - 11.68%
Abraxas Petroleum Corp.*	412,300	1,191,547
Arch Coal, Inc., Class A+	7,900	619,597
Ardmore Shipping Corp.*	135,600	1,111,920
California Resources Corp.*+	28,800	1,308,672
Cloud Peak Energy, Inc.*	127,100	443,579
Denbury Resources, Inc.*	112,200	539,682
Par Pacific Holdings, Inc.*	16,700	290,246
Renewable Energy Group, Inc.*	57,100	1,019,235
Rowan Cos. PLC, Class A*	61,700	1,000,774
W&T Offshore, Inc.*	79,700	569,855

		8,095,107

Financials - 22.81%
American Equity Investment Life Holding Co.	28,600	1,029,600
Argo Group International Holdings, Ltd.	14,835	862,655
Banco Latinoamericano de Comercio Exterior SA, Class E	27,700	681,697
Banner Corp.	11,700	703,521

Industry Company	Shares	Value

Financials (continued)
CNO Financial Group, Inc.	19,400	$369,376
Enstar Group, Ltd.*	2,900	601,170
EZCORP, Inc., Class A*+	80,200	966,410
First BanCorp Puerto Rico*	129,500	990,675
Flagstar Bancorp, Inc.*	8,500	291,210
GAMCO Investors, Inc., Class A	25,589	684,762
Independence Holding Co.	20,800	691,600
Investors Bancorp, Inc.	63,000	805,770
National General Holdings Corp.	36,800	968,944
National Western Life Group, Inc., Class A	2,600	798,876
Nationstar Mortgage Holdings, Inc.*+	46,500	815,145
Ocwen Financial Corp.*+	161,900	641,124
Oppenheimer Holdings, Inc., Class A	22,250	623,000
Opus Bank	34,500	990,150
Provident Financial Services, Inc.	11,800	324,854
Selective Insurance Group, Inc.	6,100	335,500
Walker & Dunlop, Inc.	17,400	968,310
Western New England Bancorp, Inc.	60,500	665,500

		15,809,849

Health Care - 4.97%
Civitas Solutions, Inc.*	45,200	741,280
Community Health Systems, Inc.*+	47,900	159,028
Computer Programs & Systems, Inc.+	21,200	697,480
Concert Pharmaceuticals, Inc.*	51,300	863,379
Triple-S Management Corp., Class B*	25,200	984,312

		3,445,479

Industrials - 12.69%
ACCO Brands Corp.	76,500	1,059,525
Aircastle, Ltd.	27,100	555,550
EMCOR Group, Inc.	10,100	769,418
Federal Signal Corp.	31,700	738,293
GATX Corp.	13,100	972,413
Greenbrier Companies., Inc. (The)	19,700	1,039,175
Interface, Inc.	42,500	975,375
Moog, Inc., Class A	3,700	288,452
Radiant Logistics, Inc.*	115,100	450,041
SkyWest, Inc.	17,600	913,440

46	Annual Report | June 30, 2018

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Sterling Construction Co., Inc.*	55,737	$726,253
Triton International, Ltd./Bermuda	10,000	306,600

		8,794,535

Information Technology - 8.83%
AVX Corp.	41,100	644,037
CTS Corp.	10,800	388,800
Diodes, Inc.*	27,600	951,372
Rosetta Stone, Inc.*	28,400	455,252
Systemax, Inc.	22,200	762,126
Tech Data Corp.*	7,700	632,324
TTM Technologies, Inc.*	36,100	636,443
Unisys Corp.*+	55,800	719,820
Vishay Intertechnology, Inc.	40,000	928,000

		6,118,174

Materials - 2.95%
SunCoke Energy, Inc.*	74,700	1,000,980
Verso Corp., Class A*	18,400	400,384
Warrior Met Coal, Inc.+	23,500	647,895

		2,049,259

Real Estate - 9.37%
CBL & Associates Properties, Inc.+	87,600	487,932
Cousins Properties, Inc.	90,600	877,914
Education Realty Trust, Inc.	17,600	730,400
Global Net Lease, Inc.	29,700	606,771
Healthcare Realty Trust, Inc.	21,500	625,220
Monmouth Real Estate Investment Corp.	65,600	1,084,368
Select Income REIT	39,000	876,330
Sunstone Hotel Investors, Inc.	38,500	639,870
Washington Prime Group, Inc.	69,800	566,078

		6,494,883

Telecommunication Services - 1.53%
Intelsat SA*+	57,400	956,284
Windstream Holdings, Inc.+	20,620	108,667

		1,064,951

Utilities - 2.07%
ALLETE, Inc.	8,500	657,985
Atlantic Power Corp.*	352,000	774,400

		1,432,385

TOTAL COMMON STOCKS - 96.93%		67,191,200

(Cost $59,216,596)

	Rate^	Shares	Value

MONEY MARKET FUND - 3.66%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	2,535,304	$2,535,304

TOTAL MONEY MARKET FUND - 3.66%			2,535,304

(Cost $2,535,304)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.44%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	5,852,464	5,852,464

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -8.44%			5,852,464

(Cost $5,852,464)

TOTAL INVESTMENTS - 109.03%			$75,578,968
(Cost $67,604,364)
Liabilities in Excess of Other Assets - (9.03%)			(6,262,431)

NET ASSETS - 100.00%			$69,316,537

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $5,565,727 as of June 30, 2018.

www.bridgeway.com	47

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$67,191,200	$—	$—	$67,191,200
Money Market Fund	—	2,535,304	—	2,535,304
Investments Purchased with Cash Proceeds from Securities Lending	—	5,852,464	—	5,852,464

TOTAL	$67,191,200	$8,387,768	$—	$75,578,968

See Notes to Financial Statements.

48	Annual Report | June 30, 2018

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +2.74%, underperforming our primary market benchmark, the S&P 500 Index (+3.43%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+3.09), and the Russell Top 50 Mega Cap Index (+4.16). It was a poor quarter on a relative basis.

For the fiscal year, our Fund returned +11.98%, trailing the S&P 500 Index (+14.37%), the Lipper Large-Cap Core Funds Index (+13.07%), and the Russell Top 50 Mega Cap Index (+14.85%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

				Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	2.74%	11.98%	11.82%	10.12%	8.26%	7.16%
S&P 500 Index	3.43%	14.37%	13.42%	10.17%	9.30%	7.13%
Russell Top 50 Mega Cap Index	4.16%	14.85%	13.26%	9.97%	8.12%	6.13%
Lipper Large-Cap Core Funds Index	3.09%	13.07%	12.10%	9.02%	8.32%	6.29%
Bridgeway Ultra-Large 35 Index	2.75%	12.03%	12.03%	10.43%	8.43%	7.35%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	49

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2018

Detailed Explanation of Quarterly Performance

The Fund’s underweighting in higher momentum stocks compared to the benchmark dragged on relative returns during a quarter in which the momentum factor was in favor. However, the Fund’s mega-cap design boosted relative performance versus the benchmark.

From a sector perspective, the Fund’s allocation effect was positive, with an overweighting in the Energy sector making the largest contribution to relative returns. Stock selection effect was negative, with poor returns from holdings in the Information Technology and Consumer Discretionary sectors hurting relative performance the most.

Detailed Explanation of Fiscal Year Performance

An underweighting in higher momentum stocks compared to the benchmark dragged on relative returns during the 12-month period. The Fund’s equal weight design and disciplined rebalancing to maintain equal weighting requires us to trim positions that have performed well in recent months and add to names that recently have underperformed. However, the Fund’s mega-cap design helped relative performance as some of the largest market cap technology stocks significantly outperformed the index.

From a sector perspective, the Fund’s allocation effect was positive, with overweightings in the Information Technology and Energy sectors boosting relative returns the most. An underweighting in the Real Estate sector also helped relative performance. Stock selection effect was significantly negative, with holdings in the Industrials, Health Care, and Information Technology sectors detracting the most from relative returns.

50	Annual Report | June 30, 2018

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	92.5 Years
1 (ultra-large)	3.87%	16.05%	13.73%	10.11%	9.43%
2	1.58%	10.94%	12.95%	10.67%	10.59%
3	3.93%	17.86%	13.49%	11.15%	11.13%
4	4.01%	16.59%	11.51%	11.11%	10.92%
5	5.82%	13.83%	10.74%	11.16%	11.47%
6	7.68%	19.11%	11.74%	11.29%	11.48%
7	8.29%	19.21%	13.44%	13.28%	11.67%
8	10.29%	20.50%	11.38%	12.55%	11.58%
9	12.39%	23.17%	13.72%	13.38%	11.66%
10 (ultra-small)	11.57%	24.18%	11.92%	12.33%	13.38%

[1]

Performance figures are as of the period ended June 30, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	51

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year June 30, 2018:

Rank	Company	Industry	% Contribution to Return
1	Amazon.com, Inc.	Consumer Discretionary	2.4%
2	Microsoft Corp.	Information Technology	1.6%
3	Visa, Inc., Class A	Information Technology	1.5%
4	ConocoPhillips	Energy	1.3%
5	Apple, Inc.	Information Technology	1.3%
6	Intel Corp.	Information Technology	1.1%
7	Cisco Systems, Inc.	Information Technology	0.9%
8	Bank of America Corp.	Financials	0.7%
9	Chevron Corp.	Energy	0.7%
10	JPMorgan Chase & Co.	Financials	0.5%
11	Verizon Communications, Inc.	Telecommunication Services	0.5%
12	Alphabet, Inc., Class C	Information Technology	0.4%
13	Walmart, Inc.	Consumer Staples	0.4%
14	Alphabet, Inc., Class A	Information Technology	0.4%
15	Pfizer, Inc.	Health Care	0.3%
16	Berkshire Hathaway, Inc., Class B	Financials	0.3%
17	QUALCOMM, Inc.	Information Technology	0.3%
18	Exxon Mobil Corp.	Energy	0.2%
19	McDonald’s Corp.	Consumer Discretionary	0.2%
20	Schlumberger, Ltd.	Energy	0.1%
21	Gilead Sciences, Inc.	Health Care	0.1%
22	United Technologies Corp.	Industrials	0.1%
23	Wells Fargo & Co.	Financials	0.1%
24	United Parcel Service, Inc., Class B	Industrials	0.1%
25	Coca-Cola Co. (The)	Consumer Staples	0.0%
26	Walt Disney Co. (The)	Consumer Discretionary	0.0%
27	Merck & Co., Inc.	Health Care	0.0%
28	3M Co.	Industrials	0.0%
29	PepsiCo, Inc.	Consumer Staples	-0.1%
30	Johnson & Johnson	Health Care	-0.1%
31	International Business Machines Corp.	Information Technology	-0.1%
32	Procter & Gamble Co. (The)	Consumer Staples	-0.1%
33	AT&T, Inc.	Telecommunication Services	-0.3%
34	Oracle Corp.	Information Technology	-0.3%
35	Comcast Corp., Class A	Consumer Discretionary	-0.4%
36	CVS Health Corp.	Health Care	-0.5%
37	General Electric Co.	Industrials	-1.4%

52	Annual Report | June 30, 2018

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.7%	12.9%	-1.2%
Consumer Staples	9.9%	7.0%	2.9%
Energy	10.2%	6.3%	3.9%
Financials	12.1%	13.8%	-1.7%
Health Care	12.3%	14.1%	-1.8%
Industrials	9.9%	9.5%	0.4%
Information Technology	28.9%	26.0%	2.9%
Materials	0.0%	2.6%	-2.6%
Real Estate	0.0%	2.9%	-2.9%
Telecommunication Services	4.9%	2.0%	2.9%
Utilities	0.0%	2.9%	-2.9%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	53

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.94%
Consumer Discretionary - 11.72%
Amazon.com, Inc.*	13,350	$ 22,692,330
Comcast Corp., Class A	430,750	14,132,907
McDonald’s Corp.	99,700	15,621,993
Walt Disney Co. (The)	134,200	14,065,502

		66,512,732
Consumer Staples - 9.92%
Coca-Cola Co. (The)	323,314	14,180,552
PepsiCo, Inc.	129,375	14,085,056
Procter & Gamble Co. (The)	179,806	14,035,656
Walmart, Inc.	163,669	14,018,250

		56,319,514
Energy - 10.23%
Chevron Corp.	111,795	14,134,242
ConocoPhillips	229,350	15,967,347
Exxon Mobil Corp.	170,037	14,067,161
Schlumberger, Ltd.	207,250	13,891,968

		58,060,718
Financials - 12.11%
Bank of America Corp.	748,408	21,097,622
Berkshire Hathaway, Inc.,
Class B*	75,150	14,026,747
JPMorgan Chase & Co.	184,395	19,213,959
Wells Fargo & Co.	259,059	14,362,231

		68,700,559
Health Care - 12.30%
CVS Health Corp.	211,150	13,587,502
Gilead Sciences, Inc.	199,850	14,157,374
Johnson & Johnson	115,202	13,978,611
Merck & Co., Inc.	233,135	14,151,294
Pfizer, Inc.	384,274	13,941,461

		69,816,242
Industrials - 9.91%
3M Co.	71,700	14,104,824
General Electric Co.	1,024,543	13,944,030
United Parcel Service, Inc., Class B	132,763	14,103,413
United Technologies Corp.	112,730	14,094,632

		56,246,899
Information Technology - 28.83%
Alphabet, Inc., Class A*	10,030	11,325,776
Alphabet, Inc., Class C*	10,159	11,333,888
Apple, Inc.	123,600	22,879,596
Cisco Systems, Inc.	366,558	15,772,991
Intel Corp.	285,693	14,201,799

Industry Company	Shares	Value

Information Technology (continued)
International Business
Machines Corp.	100,317	$14,014,285
Microsoft Corp.	232,695	22,946,054
Oracle Corp.	320,613	14,126,209
QUALCOMM, Inc.	251,100	14,091,732
Visa, Inc., Class A	172,900	22,900,605

		163,592,935

Telecommunication Services - 4.92%
AT&T, Inc.	436,505	14,016,176
Verizon Communications, Inc.	276,289	13,900,100

		27,916,276

TOTAL COMMON STOCKS - 99.94%		567,165,875

(Cost $306,397,931)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.04%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	246,690	246,690

TOTAL MONEY MARKET FUND - 0.04%			246,690

(Cost $246,690)

TOTAL INVESTMENTS - 99.98%			$567,412,565
(Cost $306,644,621)
Other Assets in Excess of Liabilities - 0.02%			100,534

NET ASSETS - 100.00%			$567,513,099

*	Non-income producing security.
^	Rate disclosed as of June 30, 2018.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$567,165,875	$—	$—	$567,165,875

Money Market Fund	—	246,690	—	246,690

TOTAL	$567,165,875	$246,690	$—	$567,412,565

See Notes to Financial Statements.

54	Annual Report | June 30, 2018

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +1.88%, underperforming our primary market benchmark, the S&P 500 Index (+3.43%), but outperforming our peer benchmark, the Lipper Balanced Funds Index (+1.13%). The Fund performed in line with its design during the quarter.

For the fiscal year, our Fund returned +7.11%, trailing the S&P 500 Index (+14.37%), but slightly outperforming the Lipper Balanced Funds Index (+7.01%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	1.88%	7.11%	4.61%	3.63%	4.54%	4.10%
S&P 500 Index	3.43%	14.37%	13.42%	10.17%	9.30%	6.92%
Lipper Balanced Funds Index	1.13%	7.01%	7.60%	6.44%	6.65%	5.57%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	55

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2018

Detailed Explanation of Quarterly Performance

The Fund exceeded our objective of capturing 40% of the S&P 500 Index’s quarterly return. The Fund’s standard deviation of 0.37% was 53% lower than the S&P 500’s standard deviation of 0.78% during the quarter.

The portfolio’s equities component had the largest positive impact on performance, contributing about 1.92% to the Fund’s return. The portfolio’s futures and fixed income components also had a small positive impact on performance. In contrast, the portfolio’s options component detracted from relative performance, contributing -0.15% to the Fund’s return.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund exceeded our objective of capturing 40% of the S&P 500’s return. The Fund’s 5.66% standard deviation was 55% lower than the S&P 500’s standard deviation of 12.60% during the 12-month period.

The portfolio’s equities component delivered positive absolute performance, contributing 8.75% to the Fund’s return. The portfolio’s futures component was the largest detractor from relative performance, contributing -0.74% to the Fund’s return. This performance was in line with expectations during a fiscal year characterized by a rising equity market. The portfolio’s options and fixed income components net of fees also detracted from relative performance, contributing about -0.72% and -0.12% to the Fund’s return, respectively.

The Fund continues to perform as designed, particularly over longer time horizons. For 10 years and since inception, the Fund has captured roughly 36% and 59%, respectively, of the S&P 500 Index’s return with a standard deviation roughly 56% lower than the index’s.

56	Annual Report | June 30, 2018

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Information Technology	2.5%
2	Apple, Inc.	Information Technology	2.2%
3	United Rentals, Inc.	Industrials	1.6%
4	Amazon.com, Inc.	Consumer Discretionary	1.6%
5	Allstate Corp. (The)	Financials	1.1%
6	Alliance Data Systems Corp.	Information Technology	1.1%
7	Westlake Chemical Corp.	Materials	1.0%
8	Alphabet, Inc., Class A	Information Technology	0.9%
9	Facebook, Inc., Class A	Information Technology	0.9%
10	Alphabet, Inc., Class C	Information Technology	0.9%
	Total		13.8%

Industry Sector Representation as of June 30, 2018

Asset Type	% of Net Assets
Common Stock	60.1%
Consumer Discretionary	6.7%
Consumer Staples	3.2%
Energy	2.9%
Financials	10.8%
Health Care	6.4%
Industrials	7.2%
Information Technology	16.6%
Materials	2.8%
Real Estate	1.3%
Telecommunication Services	0.9%
Utilities	1.3%
U.S. Government Obligations	33.4%
Call Options Written	-0.6%
Put Options Written	-1.0%
Money Market Fund	8.6%
Liabilities in Excess of Other Assets	-0.5%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

www.bridgeway.com	57

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

58	Annual Report | June 30, 2018

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 60.14%
Consumer Discretionary - 6.70%
Adient PLC	495	$24,349
Amazon.com, Inc.*	300	509,940
Aptiv PLC	500	45,815
AutoZone, Inc.*	200	134,186
Booking Holdings, Inc.*	100	202,709
Carnival Corp.	600	34,386
Comcast Corp., Class A#	2,500	82,025
Delphi Technologies PLC	166	7,546
Discovery, Inc., Class C*#	2,214	56,457
Dollar General Corp.	500	49,300
Ford Motor Co.#	2,900	32,103
General Motors Co.#	100	3,940
Goodyear Tire & Rubber Co. (The)	200	4,658
Hasbro, Inc.#	700	64,617
McDonald’s Corp.	500	78,345
NIKE, Inc., Class B#	1,500	119,520
Omnicom Group, Inc.#+	1,200	91,524
PulteGroup, Inc.#	10,000	287,500
Ross Stores, Inc.#	500	42,375
Starbucks Corp.#	1,000	48,850
Target Corp.	500	38,060
Twenty-First Century Fox,
Inc., Class A	1,200	59,628
Walt Disney Co. (The)#	900	94,329
Wynn Resorts, Ltd.	200	33,468
Yum China Holdings, Inc.#	800	30,768
Yum! Brands, Inc.	300	23,466

		2,199,864

Consumer Staples - 3.23%
Archer-Daniels-Midland Co.#	1,000	45,830
Campbell Soup Co.#+	1,900	77,026
Coca-Cola Co. (The)	900	39,474
Colgate-Palmolive Co.#	700	45,367
Constellation Brands, Inc., Class A	500	109,435
Costco Wholesale Corp.	300	62,694
General Mills, Inc.#	1,600	70,816
JM Smucker Co. (The)	400	42,992
Kimberly-Clark Corp.#	1,100	115,874
Kroger Co. (The)#	800	22,760
Mondelez International, Inc. Class A#	3,600	147,600
PepsiCo, Inc.#	1,300	141,531
Procter & Gamble Co. (The)#	1,100	85,866
Walmart, Inc.	600	51,390

		1,058,655

Energy - 2.87%
Anadarko Petroleum Corp.#	700	51,275

Industry Company	Shares	Value

Energy (continued)
Chevron Corp.#	1,778	$224,793
ConocoPhillips#	1,287	89,601
EOG Resources, Inc.	500	62,215
Exxon Mobil Corp.#	1,900	157,187
Halliburton Co.#	700	31,542
Helmerich & Payne, Inc.#	1,000	63,760
Kinder Morgan, Inc.	1,800	31,806
Marathon Petroleum Corp.#	1,700	119,272
Phillips 66	593	66,600
Valero Energy Corp.	400	44,332

		942,383

Financials - 10.76%
Allstate Corp. (The)#	4,100	374,207
Ally Financial, Inc.#	7,500	197,025
American Express Co.#	900	88,200
Aon PLC#	800	109,736
Athene Holding, Ltd., Class A*#	5,700	249,888
Bank of America Corp.#	2,300	64,837
BB&T Corp.#	800	40,352
Berkshire Hathaway, Inc., Class B*	500	93,325
BlackRock, Inc.	300	149,712
Capital One Financial Corp.#	700	64,330
Charles Schwab Corp. (The)#	1,800	91,980
Chubb, Ltd.	361	45,854
Citigroup, Inc.#	2,810	188,045
Comerica, Inc.	300	27,276
Goldman Sachs Group, Inc. (The)	500	110,285
Huntington Bancshares, Inc.	3,200	47,232
Jefferies Financial Group, Inc.#	2,000	45,480
JPMorgan Chase & Co.#	1,000	104,200
KeyCorp	4,800	93,792
Marsh & McLennan Cos., Inc.	300	24,591
Morgan Stanley#	2,300	109,020
PNC Financial Services
Group, Inc. (The)	500	67,550
Progressive Corp. (The)#	1,220	72,163
Prudential Financial, Inc.#	3,000	280,530
S&P Global, Inc.	500	101,945
State Street Corp.#	700	65,163
T Rowe Price Group, Inc.	1,000	116,090
Travelers Cos., Inc. (The)#	1,700	207,978
U.S. Bancorp#	1,900	95,038
Wells Fargo & Co.#	3,671	203,520

		3,529,344

www.bridgeway.com	59

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care - 6.48%
Abbott Laboratories#	1,900	$ 115,881
AbbVie, Inc.#	1,600	148,240
Allergan PLC	300	50,016
Amgen, Inc.#	800	147,672
Anthem, Inc.	300	71,409
Baxter International, Inc.	600	44,304
Becton Dickinson & Co.#	773	185,180
Biogen, Inc.*	400	116,096
Bristol-Myers Squibb Co.#	1,479	81,848
Celgene Corp.*#	1,100	87,362
CVS Health Corp.#	700	45,045
Danaher Corp.#	800	78,944
DaVita, Inc.*#	1,100	76,384
Express Scripts Holding Co.*	1,234	95,277
Gilead Sciences, Inc.#	700	49,588
Johnson & Johnson#	1,400	169,876
Merck & Co., Inc.#	2,200	133,540
Pfizer, Inc.#	2,500	90,700
Stryker Corp.#	660	111,448
Thermo Fisher Scientific, Inc.	500	103,570
UnitedHealth Group, Inc.	500	122,670

		2,125,050

Industrials - 7.20%
3M Co.#	800	157,376
AerCap Holdings NV*#	1,100	59,565
Boeing Co. (The)	300	100,653
Deere & Co.	400	55,920
Emerson Electric Co.#	1,500	103,710
FedEx Corp.#	600	136,236
General Electric Co.	2,900	39,469
Honeywell International, Inc.#	1,000	144,050
JetBlue Airways Corp.*#	10,700	203,086
Johnson Controls International PLC#	754	25,221
Lockheed Martin Corp.	270	79,766
Northrop Grumman Corp.#	700	215,390
NOW, Inc.*+	200	2,666
Raytheon Co.	300	57,954
Southwest Airlines Co.#	3,400	172,992
Union Pacific Corp.	500	70,840
United Rentals, Inc.*#	3,600	531,432
United Technologies Corp.#	1,140	142,534
Waste Management, Inc.#	800	65,072

		2,363,932

Information Technology - 16.56%
Adobe Systems, Inc.*#	800	195,048

Industry Company	Shares	Value

Information Technology (continued)
Alliance Data Systems Corp.#	1,600	$373,120
Alphabet, Inc., Class A*	260	293,589
Alphabet, Inc., Class C*	260	290,069
Apple, Inc.#	3,900	721,929
Applied Materials, Inc.#	1,600	73,904
Cisco Systems, Inc.#	5,900	253,877
Citrix Systems, Inc.*#	500	52,420
Cognex Corp.#	2,500	111,525
Cognizant Technology Solutions Corp., Class A#	700	55,293
Dell Technologies, Inc.,
Class V*	222	18,777
DXC Technology Co.	171	13,784
eBay, Inc.*#	700	25,382
Electronic Arts, Inc.*#	800	112,816
Facebook, Inc., Class A*#	1,500	291,480
Hewlett Packard Enterprise Co.	1,400	20,454
HP, Inc.	2,000	45,380
Intel Corp.#	2,400	119,304
International Business Machines Corp.#	1,300	181,610
Intuit, Inc.	400	81,722
Juniper Networks, Inc.#	3,900	106,938
LogMeIn, Inc.	189	19,514
Mastercard, Inc., Class A#	800	157,216
Micro Focus International PLC, ADR	196	3,385
Micron Technology, Inc.*#	15,700	823,308
Microsoft Corp.#	800	78,888
Oracle Corp.#	1,260	55,516
PayPal Holdings, Inc.*	400	33,308
Perspecta, Inc.	85	1,747
QUALCOMM, Inc.#	1,000	56,120
salesforce.com, Inc.*#	1,300	177,320
Texas Instruments, Inc.#	970	106,942
Total System Services, Inc.#	1,800	152,136
Visa, Inc., Class A	1,900	251,655
Western Digital Corp.#	1,010	78,184

		5,433,660

Materials - 2.78%
AdvanSix, Inc.*	48	1,758
DowDuPont, Inc.	900	59,328
Eastman Chemical Co.#	2,100	209,916
International Paper Co.#	700	36,456
LyondellBasell Industries NV, Class A	500	54,925
Praxair, Inc.#	600	94,890
Sherwin-Williams Co. (The)	300	122,271

60	Annual Report | June 30, 2018

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Westlake Chemical Corp.#	3,100	$ 333,653

		913,197

Real Estate - 1.33%
American Tower Corp.#	800	115,336
Crown Castle International Corp.	500	53,910
Public Storage	500	113,430
Simon Property Group, Inc.#	900	153,171

		435,847

Telecommunication Services - 0.94%
AT&T, Inc.#	6,441	206,812
CenturyLink, Inc.#	1,200	22,368
Verizon Communications, Inc.#	1,600	80,496

		309,676

Utilities - 1.29%
AES Corp.	4,300	57,663
American Electric Power Co., Inc.	1,000	69,250
Dominion Energy, Inc.#	1,020	69,544
Duke Energy Corp.	783	61,920
Exelon Corp.#	1,400	59,640
Public Service Enterprise Group, Inc.	900	48,726
Sempra Energy	500	58,055

		424,798

TOTAL COMMON STOCKS - 60.14%		19,736,406

(Cost $12,890,763)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 33.43%
U.S. Treasury Bills - 33.43%
07/05/2018	1.710%(a)	$2,000,000	1,999,723
07/12/2018	1.722%(a)	2,000,000	1,999,069
08/30/2018	1.904%(a)	3,000,000	2,990,855
09/27/2018	1.876%(a)	4,000,000	3,981,778

			10,971,425

TOTAL U.S. GOVERNMENT OBLIGATIONS - 33.43%			10,971,425

(Cost $10,970,870)

	Rate^	Shares	Value

MONEY MARKET FUND - 8.63%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	2,832,835	$2,832,835

TOTAL MONEY MARKET FUND – 8.63%			2,832,835

(Cost $2,832,835)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.11%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	35,460	35,460

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -0.11%			35,460

(Cost $35,460)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 102.31%			$33,576,126

(Cost $26,729,928)

WRITTEN OPTIONS - (1.55%)
TOTAL WRITTEN OPTIONS - (1.55%)			$ (509,335)

(Premiums Received $(514,848))

TOTAL INVESTMENTS - 100.76%			$33,066,791
(Cost $26,215,080)
Liabilities in Excess of Other Assets - (0.76%)			(250,401)

NET ASSETS - 100.00%			$32,816,390

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2018.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $34,617 as of June 30, 2018.
(a)	Rate represents the effective yield at purchase.
PLC - Public	Limited Company
ADR - American	Depositary Receipt

www.bridgeway.com	61

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.96%)

AerCap Holdings NV	40	$(216,600)	$55.00	08/17/18	$(8,000)
Air Products & Chemicals, Inc.	20	(311,460)	165.00	09/21/18	(22,000)
Centene Corp.	12	(147,852)	120.00	09/21/18	(5,160)
Chemours Co. (The)	19	(84,284)	50.00	07/27/18	(11,400)
Chemours Co. (The)	10	(44,360)	50.00	07/20/18	(5,400)
Cimarex Energy Co.	38	(386,612)	85.00	09/21/18	(5,130)
Extra Space Storage, Inc.	35	(349,335)	95.00	09/21/18	(9,800)
Ford Motor Co.	270	(298,890)	12.00	08/17/18	(30,780)
Huntsman Corp.	100	(292,000)	32.00	08/17/18	(33,000)
Lam Research Corp.	16	(276,560)	200.00	07/20/18	(42,320)
Lear Corp.	15	(278,715)	195.00	07/20/18	(10,950)
Magna International, Inc.	30	(174,390)	57.50	09/21/18	(7,050)
Magna International, Inc.	12	(69,756)	62.50	09/21/18	(6,720)
MetLife, Inc.	70	(305,200)	45.00	08/17/18	(15,540)
Netflix, Inc.	10	(391,430)	320.00	07/20/18	(3,000)
ON Semiconductor Corp.	130	(289,055)	25.00	07/20/18	(37,050)
Pfizer, Inc.	90	(326,520)	36.00	08/17/18	(6,570)
Seagate Technology PLC	40	(225,880)	55.00	09/21/18	(13,400)
Waste Connections, Inc.	5	(37,640)	75.00	09/21/18	(1,275)
XPO Logistics, Inc.	32	(320,576)	100.00	08/17/18	(17,856)
Zebra Technologies Corp.	22	(315,150)	150.00	08/17/18	(22,220)

Total Exchange Traded Put Options Written (Premiums received $(226,621))					$(314,621)

EXCHANGE TRADED CALL OPTIONS WRITTEN - (0.59%)
3M Co.	3	$(59,016)	$210.00	09/21/18	$(957)
Abbott Laboratories	3	(18,297)	65.00	08/17/18	(108)
AbbVie, Inc.	3	(27,795)	110.00	08/17/18	(81)
Adobe Systems, Inc.	3	(73,143)	230.00	07/20/18	(4,860)
AerCap Holdings NV	11	(59,565)	52.50	07/20/18	(2,475)
Alliance Data Systems Corp.	16	(373,120)	220.00	07/20/18	(28,800)
Allstate Corp. (The)	35	(319,445)	95.00	08/17/18	(4,760)
Allstate Corp. (The)	3	(27,381)	95.00	10/19/18	(597)
Ally Financial, Inc.	75	(197,025)	27.00	09/21/18	(8,550)
American Express Co.	3	(29,400)	105.00	08/17/18	(234)
American Tower Corp.	3	(43,251)	145.00	08/17/18	(1,080)
Amgen, Inc.	3	(55,377)	185.00	08/17/18	(1,800)
Anadarko Petroleum Corp.	3	(21,975)	75.00	10/19/18	(1,290)
Aon PLC	3	(41,151)	150.00	07/20/18	(30)
Apple, Inc.	20	(370,220)	190.00	09/21/18	(11,960)
Applied Materials, Inc.	5	(23,095)	52.50	08/17/18	(310)
Archer-Daniels-Midland Co.	3	(13,749)	46.00	09/21/18	(495)
AT&T, Inc.	15	(48,165)	37.00	07/20/18	(30)
Athene Holding, Ltd.	37	(162,208)	50.00	08/17/18	(1,110)
Athene Holding, Ltd., Class A	20	(87,680)	45.00	08/17/18	(3,000)
Bank of America Corp.	7	(19,733)	31.00	09/21/18	(245)
BB&T Corp.	3	(15,132)	55.00	09/21/18	(129)

62	Annual Report | June 30, 2018

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Becton Dickinson and Co.	3	$(71,868)	$240.00	09/21/18	$ (2,970)
Bristol-Myers Squibb Co.	5	(27,670)	55.00	09/21/18	(1,450)
Campbell Soup Co.	6	(24,324)	38.00	08/17/18	(2,160)
Capital One Financial Corp.	3	(27,570)	100.00	09/21/18	(387)
Celgene Corp.	4	(31,768)	80.00	09/21/18	(1,820)
CenturyLink, Inc.	4	(7,456)	18.00	07/20/18	(420)
Charles Schwab Corp. (The)	6	(30,660)	60.00	09/21/18	(180)
Chevron Corp.	6	(75,858)	130.00	07/20/18	(612)
Cisco Systems, Inc.	13	(55,939)	44.00	08/17/18	(1,469)
Citigroup, Inc.	8	(53,536)	72.50	07/20/18	(144)
Citrix Systems, Inc.	3	(31,452)	110.00	09/21/18	(870)
Cognex Corp.	25	(111,525)	50.00	08/17/18	(2,000)
Cognizant Technology Solutions Corp., Class A	3	(23,697)	79.00	07/27/18	(540)
Colgate-Palmolive Co.	3	(19,443)	62.50	08/17/18	(1,050)
Comcast Corp., Class A	8	(26,248)	35.00	09/21/18	(856)
ConocoPhillips	4	(27,848)	70.00	08/17/18	(1,056)
CVS Health Corp.	3	(19,305)	67.50	08/17/18	(444)
Danaher Corp.	3	(29,604)	105.00	09/21/18	(360)
DaVita, Inc.	3	(20,832)	65.00	07/20/18	(1,560)
Discovery, Inc., Class C	7	(17,850)	27.50	09/21/18	(770)
Dominion Energy, Inc.	3	(20,454)	65.00	07/20/18	(1,110)
Eastman Chemical Co.	21	(209,916)	110.00	09/21/18	(2,772)
eBay, Inc.	3	(10,878)	39.00	07/20/18	(36)
Electronic Arts, Inc.	3	(42,306)	140.00	09/21/18	(2,865)
Emerson Electric Co.	5	(34,570)	75.00	09/21/18	(400)
Exelon Corp.	4	(17,040)	39.00	07/20/18	(1,316)
Exxon Mobil Corp.	6	(49,638)	85.00	09/21/18	(1,140)
Facebook, Inc., Class A	5	(97,160)	200.00	10/19/18	(5,075)
FedEx Corp.	3	(68,118)	270.00	08/17/18	(111)
General Mills, Inc.	5	(22,130)	47.50	07/20/18	(50)
General Motors Co.	1	(3,940)	38.00	07/20/18	(280)
Gilead Sciences, Inc.	3	(21,252)	70.00	07/20/18	(618)
Halliburton Co.	3	(13,518)	50.00	08/17/18	(156)
Hasbro, Inc.	3	(27,693)	90.00	07/20/18	(1,050)
Helmerich & Payne, Inc.	3	(19,128)	67.50	09/21/18	(690)
Honeywell International, Inc.	3	(43,215)	155.00	09/21/18	(342)
Honeywell International, Inc.	2	(28,810)	150.00	09/21/18	(516)
Intel Corp.	8	(39,768)	55.00	07/20/18	(56)
International Business Machines Corp.	4	(55,880)	155.00	07/20/18	(52)
International Paper Co.	3	(15,624)	55.00	07/20/18	(90)
Jefferies Financial Group, Inc.	20	(45,480)	23.00	09/21/18	(1,800)
JetBlue Airways Corp.	107	(203,086)	20.00	09/21/18	(6,955)
Johnson & Johnson	3	(36,402)	125.00	08/17/18	(546)
Johnson Controls International PLC	3	(10,035)	35.00	07/20/18	(72)
JPMorgan Chase & Co.	3	(31,260)	112.00	07/27/18	(138)
Juniper Networks, Inc.	12	(32,904)	27.00	07/20/18	(1,284)
Kimberly-Clark Corp.	3	(31,602)	105.00	07/20/18	(810)
Kroger Co. (The)	3	(8,535)	25.00	07/20/18	(1,116)
Marathon Petroleum Corp.	5	(35,080)	80.00	07/20/18	(40)

www.bridgeway.com	63

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Mastercard, Inc., Class A	3	$(58,956)	$180.00	07/20/18	$(5,415)
Merck & Co., Inc.	7	(42,490)	60.00	08/17/18	(1,757)
Micron Technology, Inc.	75	(393,300)	62.50	08/17/18	(5,100)
Micron Technology, Inc.	40	(209,760)	57.50	07/20/18	(2,320)
Micron Technology, Inc.	15	(78,660)	60.00	07/20/18	(405)
Microsoft Corp.	3	(29,583)	100.00	07/20/18	(618)
Mondelez International, Inc. Class A	11	(45,100)	42.00	09/21/18	(1,375)
Morgan Stanley	7	(33,180)	52.50	08/17/18	(231)
NIKE, Inc., Class B	5	(39,840)	72.50	07/20/18	(3,875)
Northrop Grumman Corp.	3	(92,310)	335.00	08/17/18	(780)
Omnicom Group, Inc.	3	(22,881)	75.00	07/20/18	(840)
Oracle Corp.	4	(17,624)	48.00	08/17/18	(52)
PepsiCo, Inc.	4	(43,548)	105.00	07/27/18	(2,020)
Praxair, Inc.	3	(47,445)	160.00	08/17/18	(1,590)
Procter & Gamble Co. (The)	3	(23,418)	80.00	09/21/18	(489)
Progressive Corp. (The)	4	(23,660)	62.50	08/17/18	(332)
Prudential Financial, Inc.	30	(280,530)	100.00	07/20/18	(780)
PulteGroup, Inc.	100	(287,500)	30.00	07/20/18	(3,700)
QUALCOMM, Inc.	3	(16,836)	60.00	07/20/18	(135)
Ross Stores, Inc.	3	(25,425)	90.00	08/17/18	(330)
salesforce.com, Inc.	4	(54,560)	140.00	08/17/18	(1,596)
Simon Property Group, Inc.	3	(51,057)	155.00	07/20/18	(4,905)
Southwest Airlines Co.	20	(101,760)	52.50	07/20/18	(1,300)
Starbucks Corp.	3	(14,655)	52.50	09/21/18	(237)
State Street Corp.	3	(27,927)	105.00	08/17/18	(96)
Stryker Corp.	3	(50,658)	175.00	09/21/18	(1,470)
Texas Instruments, Inc.	3	(33,075)	115.00	07/20/18	(240)
Total System Services, Inc.	18	(152,136)	85.00	07/20/18	(2,970)
Travelers Cos, Inc. (The)	17	(207,978)	140.00	07/20/18	(510)
United Rentals, Inc.	36	(531,432)	165.00	09/21/18	(15,120)
United Technologies Corp.	3	(37,509)	130.00	09/21/18	(759)
US Bancorp	6	(30,012)	50.00	08/17/18	(966)
Verizon Communications, Inc.	5	(25,155)	49.00	08/17/18	(1,050)
Walt Disney Co. (The)	3	(31,443)	105.00	09/21/18	(1,290)
Waste Management, Inc.	3	(24,402)	85.00	07/20/18	(45)
Wells Fargo & Co.	11	(60,984)	57.50	09/21/18	(1,551)
Western Digital Corp.	3	(23,223)	85.00	10/19/18	(915)
Westlake Chemical Corp.	31	(333,653)	115.00	07/20/18	(2,015)
Yum China Holdings, Inc.	3	(11,538)	42.50	07/20/18	(30)

Total Exchange Traded Call Options Written (Premiums received $(288,227))					$(194,714)

64	Annual Report | June 30, 2018

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

		Assets Table
		Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$19,736,406	$–	$–	$19,736,406
U.S. Government Obligations	–	10,971,425	–	10,971,425
Money Market Fund	–	2,832,835	–	2,832,835
Investments Purchased with Cash Proceeds from Securities Lending	–	35,460	–	35,460

TOTAL	$19,736,406	$13,839,720	$–	$33,576,126

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Options Written	$(329,902)	$(179,433)	$–	$(509,335)

TOTAL	$(329,902)	$(179,433)	$–	$(509,335)

See Notes to Financial Statements.

www.bridgeway.com	65

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Investments at value	$240,107,283	$109,059,778	$429,700,653
Cash	-	-	108,517
Receivables:
Portfolio securities sold	-	428,005	4,043,083
Fund shares sold	1,050	131	138,254
Dividends and interest	112,328	137,742	286,449
Receivable from investment adviser	57,857	-	-
Deposits with brokers	-	-	-
Prepaid expenses	32,280	10,492	35,330
Total assets	240,310,798	109,636,148	434,312,286

LIABILITIES
Payables:
Portfolio securities purchased	-	-	1,694,626
Fund shares redeemed	117,374	2,921	54,696
Loan payable	-	108,000	1,814,000
Payable upon return of securities loaned	12,524,485	12,653,438	52,284,023
Accrued Liabilities:
Investment adviser fees	-	71,405	164,704
Administration fees	4,791	1,946	7,706
Directors’ fees	-	344	1,500
Other	101,831	44,322	146,667
Put options written at value	-	-	-
Call options written at value	-	-	-

Total liabilities	12,748,481	12,882,376	56,167,922

NET ASSETS	$227,562,317	$96,753,772	$378,144,364
NET ASSETS REPRESENT
Paid-in capital	$210,030,372	$80,201,345	$248,874,637
Undistributed net investment income (loss)	603,857	(6,026)	1,740,562
Accumulated net realized gain on investments	-	8,659,237	23,634,545
Net unrealized appreciation on investments	16,928,088	7,899,216	103,894,620

NET ASSETS	$227,562,317	$96,753,772	$378,144,364

Shares of common stock outstanding of $.001 par value*	3,073,131	3,011,635	23,912,180

Net asset value, offering price and redemption price per share	$74.05	$32.13	$15.81	(a)
Total investments at cost	$223,179,195	$101,160,562	$325,806,033
Premiums received on put options written	$-	$-	$-
Premiums received on call options written	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

(a)  Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

66	Annual Report | June 30, 2018

Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility
$59,984,894	$75,578,968	$567,412,565	$33,576,126
-	5,764	-	111,207

1,562,394	-	10,293,231	27,715
48,896	1,377	484,572	-
41,157	51,498	463,941	14,544
-	-	-	-
-	-	-	306,625
9,271	10,109	56,372	14,415
61,646,612	75,647,716	578,710,681	34,050,632

812,963	391,541	10,672,734	624,396
1,856	7,147	354,987	11,088
290,000	-	-	-
5,001,434	5,852,464	-	35,460

28,161	35,940	22,870	12,302
1,136	1,385	11,665	654
170	268	2,467	214
38,448	42,434	132,859	40,793
-	-	-	314,621
-	-	-	194,714
6,174,168	6,331,179	11,197,582	1,234,242
$55,472,444	$69,316,537	$567,513,099	$32,816,390

$46,504,443	$60,876,957	$273,173,088	$25,402,655
173,020	464,975	4,947,291	201,988
655,846	1	28,624,776	360,036
8,139,135	7,974,604	260,767,944	6,851,711

$55,472,444	$69,316,537	$567,513,099	$32,816,390
1,829,349	2,342,104	38,829,553	2,084,045
$30.32	$29.60	$14.62	$15.75
$51,845,759	$67,604,364	$306,644,621	$26,729,928
$-	$-	$-	$226,621
$-	$-	$-	$288,227

www.bridgeway.com	67

STATEMENTS OF OPERATIONS

Year Ended June 30, 2018

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$ 2,901,917	$ 403,071	$ 2,000,255
Less: foreign taxes withheld	(58,893)	-	-
Interest	-	-	-
Securities lending	147,288	600,571	2,563,117

Total Investment Income	2,990,312	1,003,642	4,563,372

EXPENSES
Investment advisory fees - Base fees	2,121,370	870,782	1,781,074
Investment advisory fees - Performance adjustment	(441,785)	-	-
Administration fees	62,715	25,762	94,661
Accounting fees	71,350	63,862	117,224
Transfer agent fees	125,151	59,401	111,430
Audit fees	18,862	12,974	23,616
Legal fees	36,029	14,962	53,946
Custody fees	7,287	11,037	20,388
Blue sky fees	28,063	11,133	40,496
Directors’ and officers’ fees	25,894	11,071	39,578
Shareholder servicing fees	140,510	26,040	304,089
Reports to shareholders	26,525	11,243	38,439
Miscellaneous expenses	35,656	21,252	57,629

Total Expenses	2,257,627	1,139,519	2,682,570

Less investment advisory fees waived	-	-	(11,126)

Net Expenses	2,257,627	1,139,519	2,671,444

NET INVESTMENT INCOME (LOSS)	732,685	(135,877)	1,891,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	12,329,001	9,407,702	42,623,829
Written options	-	-	-
Futures contracts	-	-	-

Net Realized Gain	12,329,001	9,407,702	42,623,829

Change in Unrealized Appreciation (Depreciation) on:
Investments	12,741,483	(881,449)	23,216,969
Written options	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	12,741,483	(881,449)	23,216,969

Net Realized and Unrealized Gain on Investments	25,070,484	8,526,253	65,840,798

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,803,169	$8,390,376	$67,732,726

See Notes to Financial Statements.

68	Annual Report | June 30, 2018

Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$323,921	$994,065	$13,299,766	$395,146
-	-	-	(646)
-	-	-	140,376
315,564	58,305	-	315

639,485	1,052,370	13,299,766	535,191

297,877	375,026	459,157	201,524
16,878	(27,836)	-	-
13,171	16,609	152,631	8,940
53,552	55,200	118,566	60,956
58,100	62,855	57,997	38,624
11,071	11,513	32,819	15,223
7,460	9,415	92,810	5,320
4,373	3,472	9,203	6,152
21,323	20,801	15,381	24,572
5,671	7,036	64,836	3,563
29,307	34,346	86,132	20,838
7,763	8,944	96,410	5,427
7,808	10,201	91,166	10,365

534,354	587,582	1,277,108	401,504

(67,892)	(194)	(416,301)	(82,248)

466,462	587,388	860,807	319,256

173,023	464,982	12,438,959	215,935

7,272,557	10,753,725	37,821,971	1,899,837
-	-	-	623,106
-	-	-	(643,760)

7,272,557	10,753,725	37,821,971	1,879,183

2,400,796	429,349	14,695,536	246,789
-	-	-	(49,467)

2,400,796	429,349	14,695,536	197,322

9,673,353	11,183,074	52,517,507	2,076,505

$9,846,376	$11,648,056	$64,956,466	$2,292,440

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2018	2017	2018	2017

OPERATIONS
Net investment income (loss)	$732,685	$(512,747)	$(135,877)	$1,168,356
Net realized gain on investments	12,329,001	52,731,300	9,407,702	9,710,185
Net change in unrealized appreciation
(depreciation) on investments	12,741,483	(9,290,204)	(881,449)	5,136,677

Net increase in net assets resulting from operations	25,803,169	42,928,349	8,390,376	16,015,218

DISTRIBUTIONS:
From net investment income	-	(1,255,319)	(1,299,999)	(1,212,208)
From net realized gains	-	-	(614,549)	-

Net decrease in net assets from distributions	-	(1,255,319)	(1,914,548)	(1,212,208)

SHARE TRANSACTIONS:
Proceeds from sale of shares	5,854,674	8,479,231	1,024,003	1,300,515
Reinvestment of distributions	-	1,210,679	1,769,198	1,132,706
Cost of shares redeemed	(28,168,849)	(34,518,694)	(13,499,110)	(17,703,091)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(22,314,175)	(24,828,784)	(10,705,909)	(15,269,870)

Net increase (decrease) in net assets	3,488,994	16,844,246	(4,230,081)	(466,860)

NET ASSETS:
Beginning of year	224,073,323	207,229,077	100,983,853	101,450,713

End of year**	$227,562,317	$224,073,323	$96,753,772	$100,983,853

SHARES ISSUED & REDEEMED
Issued	79,909	133,731	33,925	45,001
Distributions reinvested	-	18,811	59,509	38,177
Redeemed	(383,079)	(561,401)	(443,586)	(624,860)

Net increase (decrease)	(303,170)	(408,859)	(350,152)	(541,682)
Outstanding at beginning of year	3,376,301	3,785,160	3,361,787	3,903,469

Outstanding at end of year	3,073,131	3,376,301	3,011,635	3,361,787

** Including undistributed net investment income (loss) of:	$603,857	$(128,827)	$(6,026)	$1,140,178

See Notes to Financial Statements.

70	Annual Report | June 30, 2018

Ultra-Small Company Market			Small-Cap Growth			Small-Cap Value
	Year Ended June 30,			Year Ended June 30,			Year Ended June 30,

2018		2017	2018		2017	2018		2017
$1,891,928		$4,216,600	$173,023		$98,933	$464,982		$589,999
42,623,829		37,591,817	7,272,557		6,078,273	10,753,725		3,054,674

23,216,969		40,759,414	2,400,796		2,032,306	429,349		7,518,282
67,732,726		82,567,831	9,846,376		8,209,512	11,648,056		11,162,955

(449,185)		(3,465,525)	(98,928)		(128,436)	(547,906)		(644,905)
(43,056,482)		(24,304,051)	-		-	-		-
(43,505,667)		(27,769,576)	(98,928)		(128,436)	(547,906)		(644,905)

29,455,134		33,169,406	6,059,966		10,067,573	4,835,839		3,643,910
41,869,482		26,765,299	95,874		124,435	525,341		621,803
(69,611,584)		(94,110,373)	(6,974,363)		(8,123,208)	(9,125,499)		(11,543,562)
14,360		31,936	-		-	-		-

1,727,392		(34,143,732)	(818,523)		2,068,800	(3,764,319)		(7,277,849)
25,954,451		20,654,523	8,928,925		10,149,876	7,335,831		3,240,201
352,189,913		331,535,390	46,543,519		36,393,643	61,980,706		58,740,505
$378,144,364		$352,189,913	$55,472,444		$46,543,519	$69,316,537		$61,980,706

1,963,750		2,305,325	216,113		435,958	170,722		150,968
3,025,252		1,858,701	3,546		5,311	20,268		24,714
(4,661,379)		(6,546,492)	(257,898)		(364,034)	(346,128)		(492,525)
327,623		(2,382,466)	(38,239)		77,235	(155,138)		(316,843)
23,584,557		25,967,023	1,867,588		1,790,353	2,497,242		2,814,085
23,912,180		23,584,557	1,829,349		1,867,588	2,342,104		2,497,242
$1,740,562		$449,165	$173,020		$98,925	$464,975		$547,899

www.bridgeway.com	71

STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip 35 Index		Managed Volatility

	Year Ended June 30,		Year Ended June 30,
	2018	2017	2018	2017

OPERATIONS
Net investment income	$12,438,959	$12,971,148	$215,935	$204,871
Net realized gain on investments	37,821,971	17,816,996	1,879,183	2,076,155
Net change in unrealized appreciation (depreciation) on investments	14,695,536	44,258,705	197,322	(180,364)

Net increase in net assets resulting from operations	64,956,466	75,046,849	2,292,440	2,100,662

DISTRIBUTIONS:
From net investment income	(11,665,340)	(13,425,245)	(194,557)	(195,475)
From net realized gains	(15,737,305)	-	-	-

Net decrease in net assets from distributions	(27,402,645)	(13,425,245)	(194,557)	(195,475)

SHARE TRANSACTIONS:
Proceeds from sale of shares	98,026,171	141,781,165	3,971,588	5,629,461
Reinvestment of distributions	25,719,282	12,574,239	181,357	183,367
Cost of shares redeemed	(144,688,020)	(236,718,752)	(9,957,718)	(28,780,897)

Net decrease in net assets resulting from share transactions	(20,942,567)	(82,363,348)	(5,804,773)	(22,968,069)

Net increase (decrease) in net assets	16,611,254	(20,741,744)	(3,706,890)	(21,062,882)

NET ASSETS:
Beginning of year	550,901,845	571,643,589	36,523,280	57,586,162

End of year*	$567,513,099	$550,901,845	$32,816,390	$36,523,280

SHARES ISSUED & REDEEMED
Issued	6,741,303	10,843,864	256,503	390,649
Distributions reinvested	1,779,881	962,069	11,807	12,814
Redeemed	(9,878,238)	(18,162,153)	(653,621)	(1,988,231)

Net decrease	(1,357,054)	(6,356,220)	(385,311)	(1,584,768)
Outstanding at beginning of year	40,186,607	46,542,827	2,469,356	4,054,124

Outstanding at end of year	38,829,553	40,186,607	2,084,045	2,469,356

* Including undistributed net investment income of:	$4,947,291	$5,168,789	$201,988	$180,610

See Notes to Financial Statements.

72	Annual Report | June 30, 2018

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$66.37	$54.75	$59.15	$56.69	$43.21

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.23	(0.14)	0.31	0.02	0.11
Net Realized and Unrealized Gain (Loss)	7.45	12.12	(4.69)	2.56	13.73

Total from Investment Operations	7.68	11.98	(4.38)	2.58	13.84

Less Distributions to Shareholders from:
Net Investment Income	-	(0.36)	(0.02)	(0.12)	(0.36)

Total Distributions	-	(0.36)	(0.02)	(0.12)	(0.36)

Net Asset Value, End of Year	$74.05	$66.37(b)	$54.75	$59.15	$56.69

Total Return	11.57%(b)	21.90%(b)	(7.40%)	4.57%	32.14%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$227,562	$224,073	$207,229	$248,046	$259,402
Expenses Before Waivers and Reimbursements	0.96%	1.66%	0.63%(c)	1.32%	1.01%
Expenses After Waivers and Reimbursements .	0.96%	1.66%	0.63%	1.32%	1.01%
Net Investment Income (Loss) After Waivers and Reimbursements	0.31%	(0.23%)	0.58%	0.04%	0.22%
Portfolio Turnover Rate	105%	153%	124%	107%	125%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)

For the year ended June 30, 2016 the expense ratio was significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

www.bridgeway.com	73

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$30.04	$25.99	$30.37	$41.83	$39.36

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.04)	0.32	0.28	0.24	0.41
Net Realized and Unrealized Gain (Loss)	2.73	4.06	(4.39)	(3.53)	8.33

Total from Investment Operations	2.69	4.38	(4.11)	(3.29)	8.74

Less Distributions to Shareholders from:
Net Investment Income	(0.41)	(0.33)	(0.27)	(0.30)	(0.76)
Net Realized Gain	(0.19)	-	-	(7.87)	(5.51)

Total Distributions	(0.60)	(0.33)	(0.27)	(8.17)	(6.27)

Net Asset Value, End of Year	$32.13	$30.04	$25.99	$30.37	$41.83

Total Return	9.13%	16.88%	(13.53)%	(7.60)%	23.72%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$96,754	$100,984	$101,451	$127,717	$152,331
Expenses Before Waivers and Reimbursements	1.18%	1.18%	1.17%	1.11%	1.10%
Expenses After Waivers and Reimbursements	1.18%	1.18%	1.17%	1.11%	1.10%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.14%)	1.14%	1.05%	0.68%	0.98%
Portfolio Turnover Rate	89%	113%	101%	90%	99%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.

See Notes to Financial Statements.

74	Annual Report | June 30, 2018

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$14.93	$12.77	$16.18	$17.46	$15.44

Income from Investment Operations:
Net Investment Income(a)	0.08	0.17	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	2.76	3.18	(1.87)	0.38	3.66

Total from Investment Operations	2.84	3.35	(1.75)	0.50	3.78

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.15)	(0.13)	(0.14)	(0.18)
Net Realized Gain	(1.94)	(1.04)	(1.53)	(1.64)	(1.59)

Total Distributions	(1.96)	(1.19)	(1.66)	(1.78)	(1.77)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01

Net Asset Value, End of Year	$15.81	$14.93	$12.77	$16.18	$17.46

Total Return	20.86%(c)	26.61%(c)	(10.83%)(c)	3.72%	25.48%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$378,144	$352,190	$331,535	$402,853	$424,096
Expenses Before Waivers and Reimbursements	0.75%	0.76%	0.75%	0.73%	0.72%
Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.73%	0.72%
Net Investment Income After Waivers and Reimbursements	0.52%	1.21%	0.91%	0.74%	0.73%
Portfolio Turnover Rate	35%	31%	41%	32%	29%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

www.bridgeway.com	75

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$24.92	$20.33	$21.17	$18.68	$15.11

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.06	0.07	(0.01)	0.01
Net Realized and Unrealized Gain (Loss)	5.36	4.60	(0.91)	2.51	3.63

Total from Investment Operations	5.45	4.66	(0.84)	2.50	3.64

Less Distributions to Shareholders from:
Net Investment Income	(0.05)	(0.07)	-	(0.01)	(0.07)

Total Distributions	(0.05)	(0.07)	-	(0.01)	(0.07)

Net Asset Value, End of Year	$30.32	$24.92	$20.33	$21.17	$18.68

Total Return(b)	21.91%	22.97%	(3.97%)	13.41%	24.11%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$55,472	$46,544	$36,394	$36,801	$33,419
Expenses Before Waivers and Reimbursements	1.08%	1.16%	1.20%	1.08%	1.07%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.35%	0.24%	0.36%	(0.07%)	0.06%
Portfolio Turnover Rate	122%	136%	137%	123%	121%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

76	Annual Report | June 30, 2018

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$24.82	$20.87	$22.40	$23.06	$19.21

Income from Investment Operations:
Net Investment Income(a)	0.20	0.22	0.29	0.29	0.15
Net Realized and Unrealized Gain (Loss)	4.81	3.97	(1.43)	(0.78)	3.80

Total from Investment Operations	5.01	4.19	(1.14)	(0.49)	3.95

Less Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.24)	(0.39)	(0.17)	(0.10)

Total Distributions	(0.23)	(0.24)	(0.39)	(0.17)	(0.10)

Net Asset Value, End of Year	$29.60	$24.82	$20.87	$22.40	$23.06

Total Return(b)	20.32%	20.08%	(5.02%)	(2.10%)	20.63%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$69,317	$61,981	$58,741	$73,241	$85,782
Expenses Before Waivers and Reimbursements	0.94%	0.98%	1.03%	0.98%	0.97%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.74%	0.95%	1.41%	1.30%	0.71%
Portfolio Turnover Rate	78%	77%	62%	74%	83%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP 35 INDEX

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$13.71	$12.28	$11.81	$11.39	$9.59

Income from Investment Operations:
Net Investment Income(a)	0.31	0.30	0.28	0.26	0.23
Net Realized and Unrealized Gain	1.33	1.44	0.49	0.39	1.77

Total from Investment Operations	1.64	1.74	0.77	0.65	2.00

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.31)	(0.30)	(0.23)	(0.20)
Net Realized Gain	(0.42)	-	-	-	-

Total Distributions	(0.73)	(0.31)	(0.30)	(0.23)	(0.20)

Net Asset Value, End of Year	$14.62	$13.71	$12.28	$11.81	$11.39

Total Return(b)	11.98%	14.33%	6.60%	5.77%	21.11%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$567,513	$550,902	$571,644	$600,823	$556,985
Expenses Before Waivers and Reimbursements	0.22%	0.25%	0.25%	0.23%	0.25%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.17%	2.30%	2.42%	2.19%	2.20%
Portfolio Turnover Rate	14%	17%	23%	19%	28%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

78	Annual Report | June 30, 2018

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$14.79	$14.20	$14.05	$13.94	$12.75

Income from Investment Operations:
Net Investment Income(a)	0.10	0.06	0.04	0.00(b)	0.02
Net Realized and Unrealized Gain	0.95	0.59	0.11	0.13	1.20

Total from Investment Operations	1.05	0.65	0.15	0.13	1.22

Less Distributions to Shareholders from:
Net Investment Income	(0.09)	(0.06)	0.00(b)	(0.02)	(0.03)

Total Distributions	(0.09)	(0.06)	0.00(b)	(0.02)	(0.03)

Net Asset Value, End of Year	$15.75	$14.79	$14.20	$14.05	$13.94

Total Return(c)	7.11%	4.59%	1.10%	0.92%	9.61%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$32,816	$36,523	$57,586	$59,008	$46,908
Expenses Before Waivers and Reimbursements	1.20%	1.12%	1.06%	1.04%	1.14%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.64%	0.42%	0.31%	0.03%	0.17%
Portfolio Turnover Rate	50%	50%	54%	38%	39%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of June 30, 2018. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2018,

100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2018 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2018, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the year ended June 30, 2018 the Blue Chip 35 Index Fund did not have any securities lending transactions.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2018:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$12,260,164	-	$12,260,164	-	$12,260,164	-

Ultra-Small Company
Securities lending	$12,123,079	-	$12,123,079	-	$12,123,079	-

Ultra-Small Company Market
Securities lending	$50,620,082	-	$50,620,082	-	$50,620,082	-

Small-Cap Growth
Securities lending	$4,834,998	-	$ 4,834,998	-	$4,834,998	-

Small-Cap Value
Securities lending	$5,565,727	-	$ 5,565,727	-	$5,565,727	-

Managed Volatility
Securities lending	$34,617	-	$ 34,617	-	$34,617	-

[1]	Securities loaned with a value of $678,818 in Ultra-Small Company Market have been sold and are pending settlement on July 2, 2018.
[2]

Collateral with a value of $12,524,485, $12,653,438, $52,284,023, $5,001,434, $5,852,464, and $35,460 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2018 the collateral consisted of an institutional government money market fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2018 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	-	$314,621	Put options written at value
Written Call Options	-	194,714	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$623,106		Realized Gain (Loss) on Written Options
			Change in Unrealized Appreciation
		$(49,467)	(Depreciation) on Written Options
Futures Contracts	$(643,760)	-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of June 30, 2018, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2018, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2018 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2018.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2018. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/18

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	11,126
Small-Cap Growth	0.94%	67,892
Small-Cap Value	0.94%	194
Blue Chip 35 Index	0.15%	416,301
Managed Volatility	0.94%	82,248

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2018 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$438,280	$3,587,805
Ultra-Small Company	1,205,173	7,559,701
Ultra-Small Company Market	10,161,481	12,431,435
Small-Cap Growth	1,941,182	1,183,331
Small-Cap Value	1,954,217	5,237,433

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 9, 2017, Independent Directors are paid $9,000 per meeting for meeting fees. Prior to November 9, 2017, Independent Directors were paid $8,500 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2018 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$244,827,981	$ -	$261,259,385
Ultra-Small Company	-	85,914,234	-	98,168,323
Ultra-Small Company Market	-	125,482,418	-	162,546,194
Small-Cap Growth	-	60,094,729	-	61,266,528
Small-Cap Value	-	48,248,378	-	53,371,037
Blue Chip 35 Index	-	79,637,980	-	117,631,803
Managed Volatility	-	10,700,713	-	15,012,383

During the year ended June 30, 2018, the Blue Chip 35 Index Fund permitted an in-kind purchase of its shares, accepting payment for such shares in the form of securities that are permissible investments of the Fund and cash. The purchase in-kind occurred on May 3, 2018 and totaled $2,837,689, of which $516,669 was in cash.

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2018, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$26,764,307	$16,225,074	$125,282,916
Gross depreciation (excess of tax cost over value)	(9,836,219)	(8,649,402)	(21,332,913)
Net unrealized appreciation	$16,928,088	$7,575,672	$103,950,003

Cost of investments for income tax purposes	$223,179,195	$101,484,106	$325,750,650

	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$9,727,704	$11,086,815
Gross depreciation (excess of tax cost over value)	(1,642,370)	(3,115,302)
Net unrealized appreciation	$8,085,334	$7,971,513

Cost of investments for income tax purposes	$51,899,560	$67,607,455

	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$264,249,287	$7,318,657
Gross depreciation (excess of tax cost over value)	(6,661,517)	(483,634)
Net unrealized appreciation	$257,587,770	$6,835,023

Cost of investments for income tax purposes	$309,824,795	$26,231,768

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2018 and June 30, 2017 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Distributions paid from:
Ordinary Income	$ -	$1,255,319	$1,299,999	$1,212,208
Long-Term Capital Gain	-	-	614,549	-
Total	$ -	$1,255,319	$1,914,548	$1,212,208

	Ultra-Small Company Market		Small-Cap Growth
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Distributions paid from:
Ordinary Income	$449,185	$3,465,525	$98,928	$128,436
Long-Term Capital Gain	43,056,482	24,304,051	-	-
Total	$43,505,667	$27,769,576	$98,928	$128,436

	Small-Cap Value		Blue Chip 35 Index
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Distributions paid from:
Ordinary Income	$547,906	$644,905	$11,665,340	$13,425,245
Long-Term Capital Gain	-	-	15,737,305	-
Total	$547,906	$644,905	$27,402,645	$13,425,245

	Managed Volatility
	Year	Year
	Ended	Ended
	June 30, 2018	June 30, 2017

Distributions paid from:
Ordinary Income	$194,557	$195,475
Total	$194,557	$195,475
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2018, the Funds had no remaining capital loss carryovers.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Capital loss carryovers utilized during the year ended June 30, 2018 were as follows:

Capital Loss
Bridgeway Fund	Carryover Utilized

Aggressive Investors 1	$12,329,001
Small-Cap Growth	6,535,338
Small-Cap Value	10,753,725
Managed Volatility	1,499,825

During the year ended June 30, 2018, Aggressive Investors 1 and Small-Cap Value Funds had capital loss carryforwards expire in the amounts of $3,765,316 and $9,257,491, respectively.

Components of Accumulated Earnings As of June 30, 2018, the components of accumulated earnings on a tax basis were:

			Ultra-Small
	Aggressive Investors 1	Ultra-Small Company	Company Market

Accumulated Net Investment Income	$ 603,857	$ 31,332	$ 1,740,460
Accumulated Net Realized Gain (Loss) on Investments	—	8,945,423	23,579,264
Net Unrealized Appreciation of Investments	16,928,088	7,575,672	103,950,003

Total	$17,531,945	$16,552,427	$129,269,727

	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$ 173,020	$ 468,066
Accumulated Net Realized Gain (Loss) on Investments	709,647	-
Net Unrealized Appreciation of Investments	8,085,334	7,971,513

Total	$8,968,001	$8,439,579

	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income	$ 4,947,291	$ 201,988
Accumulated Net Realized Gain (Loss) on Investments	31,804,950	376,724
Net Unrealized Appreciation of Investments	257,587,770	6,835,023

Total	$294,340,011	$7,413,735

For the fiscal year June 30, 2018, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$(3,765,316)	$ 320,784	$ 2,721,756
Undistributed Net Investment Income	(1)	289,672	(151,346)
Accumulated Net Realized Gain (Loss) on Investments	3,765,317	(610,456)	(2,570,410)

	Increase (Decrease)
	Small-Cap Growth	Small-Cap Value
Paid-in-Capital	$ -	$(9,257,491)
Undistributed Net Investment Income	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	9,257,491

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

	Increase (Decrease)
	Blue Chip 35 Index	Managed Volatility
Paid-in-Capital	$3,143,030	$ -
Undistributed Net Investment Income	(995,117)	-
Accumulated Net Realized Gain (Loss) on Investments	(2,147,913)	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 13, 2018. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2018, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	2.82%	$602,311	45	$2,095	$1,682,000
Ultra-Small Company	2.75%	654,879	124	6,124	1,370,000
Ultra-Small Company Market	2.77%	940,009	113	8,073	4,527,000
Small-Cap Growth	2.85%	484,100	10	378	2,021,000
Small-Cap Value	2.59%	302,526	19	408	1,304,000
Blue Chip 35 Index	2.81%	1,224,459	111	10,481	12,930,000
Managed Volatility	2.59%	341,000	7	170	701,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2018, Ultra-Small Company, Ultra-Small Company Market and Small-Cap Growth Funds had loans outstanding in the amounts of $108,000, $1,814,000, and $290,000, respectively, exclusive of interest payable on the loans.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Aggressive Investors 1 Fund, Ultra-Small Company Fund,

Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund,

Blue Chip 35 Index Fund, and Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, and Managed Volatility Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) “PCAOB” and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 27, 2018

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OTHER INFORMATION (Unaudited)

June 30, 2018

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2018. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there-under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	0.00%	81.14%	92.28%
Qualified Dividend Income	0.00%	76.49%	92.07%
Qualified Interest Related Dividends	0.00%	0.12%	0.04%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	100.00%	64.75%
Qualified Dividend Income	100.00%	63.20%
Qualified Interest Related Dividends	0.31%	0.33%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

	Blue Chip 35 Index	Managed Volatility
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.02%	15.71%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	14.66%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2018, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions	$ -	$1,299,999	$449,185
Equalization Debits Included in Ordinary Income Distributions	-	2,727	151,346
Long-Term Capital Gain Distributions	-	614,549	43,056,482
Equalization Debits Included in Long-Term Capital Gain Distributions	-	318,057	2,570,410

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility
Ordinary Income Distributions	$98,928	$547,906	$11,665,340	$194,557
Equalization Debits Included in Ordinary Income Distributions	-	-	995,472	-
Long-Term Capital Gain Distributions	-	-	15,737,305	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	2,147,913	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2018 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 10, 2018, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund and Managed Volatility Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

●	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

●	any potential “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also had the opportunity to consult with, Independent Legal Counsel prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

●	the Adviser’s risk assessment and management process;

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

●

the Adviser’s representation that it does not participate in any soft dollar arrangements and, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six month, one year, three year and five year periods ending December 31, 2017 as well as Fund performance compared with its benchmark for one, three, five, ten, fifteen year and since inception periods ending December 31, 2017 (although certain Funds did not yet have a fifteen year performance.) The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one year period”) and the annualized total returns over the most recent three calendar year period (“three year period”), five calendar year period (“five year period”) and ten calendar year period (“ten year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2017 provided by the Adviser and from Broadridge:

●

With regard to the Aggressive Investors 1 Fund, the Fund was in the fourth quintile relative to its Peer Group for the one and three year periods, in the first quintile for the five year period and in the fifth quintile for the ten year period. The Fund outperformed its primary benchmark for the five year and since inception periods, but underperformed its benchmark for the one, three, ten and fifteen year periods. The Board considered the Adviser’s explanation that the Fund’s smaller size tilt hurt relative returns for the one and three year periods. The Board also considered the

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

Adviser’s representation that it had engaged in significant research over 2016 and early 2017 for this Fund, and had made certain modifications intended to make the Fund less susceptible to underperformance during spikes in stock correlations, which had contributed to the Fund’s relative underperformance over longer periods. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Ultra-Small Company Fund, the Fund had fifth quintile performance compared to its Peer Group for the one, three, five and ten year periods. The Fund underperformed its primary benchmark for all performance periods, except the since inception period. The Board considered the Adviser’s explanation that the variability in the Fund’s relative performance was partly explained by the market capitalization differences between the ultra-small cap focus of the Fund and that of the other small-cap funds in its Peer Group. The Board also took into account the portfolio updates that the Adviser recently had implemented and that the Fund’s recent performance was generally in line with its design although out of favor in the current market environment, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

●

With regard to the Ultra-Small Company Market Fund, the Fund ranked in the third, fourth, first and fourth quintiles for the one, three, five and ten year periods, respectively. The Fund underperformed its primary benchmark over the one, ten, fifteen year and since inception periods, but outperformed over the three and five year periods. The Board considered the Adviser’s explanation that the variability in the Fund’s relative performance was largely explained by the market capitalization differences between the ultra-small cap focus of the Fund and that of the other small-cap funds in its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Small-Cap Growth Fund, the Fund is in the fourth quintile relative to its Peer Group for the one year period, in the first quintile for the three and five year periods and in the fifth quintile for the ten year period. The Fund outperformed its primary benchmark for the three and five year periods, but underperformed for the one and ten year and since inception periods. The Board noted that the Adviser had implemented some refinements to its investment process in 2013 and that the Fund’s performance had improved since these refinements had been made. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Small-Cap Value Fund, the Fund was in the fourth quintile for the one, three and five year periods and in the fifth quintile for the ten year period, as compared with its Peer Group. The Fund underperformed its primary benchmark across all time periods. The Board took into account the various design changes to be implemented by the Adviser in the Fund in mid-2018, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

●

With regard to the Blue Chip 35 Index Fund, the Fund had performance in the fifth quintile of its Peer Group for the one year period, in the third quintile for the three and five year periods and in the second quintile for the ten year period. The Fund underperformed its primary benchmark for all time periods, except the since inception period. The Board considered the Adviser’s explanation that the variability in the Fund’s relative performance was partly explained by the market capitalization differences between the ultra-large cap focus of the Fund and that of the benchmark and other funds in its Peer Group. The Board also took into account the Adviser’s explanation for the Fund’s recent underperformance. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Managed Volatility Fund, the Fund had performance in the fourth quintile of its Peer Group for all periods and underperformed its primary benchmark for all periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform the primary benchmark, but instead it is designed to capture market return while limiting volatility, which from inception to date the Fund has done. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design. Based on their review, the Directors

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, that the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fees charged to the Blue Chip 35 Index Fund and the Ultra-Small Company Market Fund are lower than those charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

●

The Aggressive Investors 1 Fund’s contractual management fee was in the fourth quintile of its Peer Group (excluding the performance fee) and the Fund’s actual management fees and actual total expenses (factoring in the performance

98	Annual Report | June 30, 2018

OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

fee) were in the fifth quintile of its Peer Group. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

●

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual total expense ratio were in the third and second quintile of its Peer Group, respectively, and actual management fees were in the fourth quintile. The Board took into account that the Fund’s actual management fee, although in the fourth quintile, was only slightly above the median of its Peer Group.

●

With respect to the Ultra-Small Company Market Fund, the Blue Chip 35 Index Fund, the Small-Cap Growth Fund, the Managed Volatility Fund, and the Small-Cap Value Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on contractual management fees for the Small-Cap Value and Small-Cap Growth Funds.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some Funds at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management. Finally, although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

*  *  *  *  *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

100	Annual Report | June 30, 2018

DISCLOSURE OF FUND EXPENSES

June 30, 2018 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2018 and held until June 30, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/18	Ending Account Value at 6/30/18	Expense Ratio	Expenses Paid During Period* 1/1/18 - 6/30/18

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$983.00	0.66%	$3.25
Hypothetical Fund Return	$1,000.00	$1,021.52	0.66%	$3.31

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,062.50	1.17%	$5.98
Hypothetical Fund Return	$1,000.00	$1,018.99	1.17%	$5.86

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,108.70	0.75%	$3.92
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,096.20	0.94%	$4.89
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,115.70	0.94%	$4.93
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,003.40	0.15%	$0.75
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2018 (Unaudited)

	Beginning Account Value at 1/1/18	Ending Account Value at 6/30/18	Expense Ratio	Expenses Paid During Period* 1/1/18 - 6/30/18

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,023.40	0.94%	$4.72
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

102	Annual Report | June 30, 2018

DIRECTORS & OFFICERS

June 30, 2018 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 63	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 55	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Nine	Calvert Funds (39 Portfolios)

Evan Harrel Age 57	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

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DIRECTORS & OFFICERS (continued)

June 30, 2018 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 62	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Nine	None

104	Annual Report | June 30, 2018

DIRECTORS & OFFICERS (continued)

June 30, 2018 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 60	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 56	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 53	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 63	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 44	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None
*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

BRIDGEWAY

A no-load mutual fund family

Annual Report
June 30, 2018

OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2018 (Unaudited)

			Annualized
							Gross	Net
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Expense Ratio[2]	Expense Ratio[2]
Omni Small-Cap Value	7.89%	6.27%	16.75%	11.73%	14.51%	8/31/2011	0.71%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	7.91%	6.70%	16.48%	11.85%	11.56%	12/31/2010	0.71%[1]	0.60%[1]

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2018.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2018

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across the domestic equity markets was positive for the June 2018 quarter. Broad market returns for the quarter were up +3.89%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2018, broad market stocks returned +14.78%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks across the market-cap spectrum. As a result, large-cap growth stocks, represented by the Russell 1000 Growth Index, had the highest returns (+22.51%), followed by broad-market growth stocks, represented by the Russell 3000 Growth Index (+22.47%).

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2018

	Quarter	Fiscal Year
Best Performing	8.30% Russell 2000 Value Index	22.51% Russell 1000 Growth Index

	7.23% Russell 2000 Growth Index	22.47% Russell 3000 Growth Index

	5.87% Russell 3000 Growth Index	21.86% Russell 2000 Growth Index

	5.76% Russell 1000 Growth Index	18.52% Russell Midcap Growth Index

	3.16% Russell Midcap Growth Index	13.10% Russell 2000 Value Index

	2.41% Russell Midcap Value Index	7.60% Russell Midcap Value Index

	1.71% Russell 3000 Value Index	7.25% Russell 3000 Value Index

Worst Performing	1.18% Russell 1000 Value Index	6.77% Russell 1000 Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2018

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +7.89%, underperforming our primary market benchmark, the Russell 2000 Value Index (+8.30%).

For the fiscal year, our Fund returned +16.75%, outperforming the Russell 2000 Value Index (+13.10%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	7.89%	16.75%	11.73%	14.51%
Russell 2000 Value Index	8.30%	13.10%	11.18%	13.46%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2018

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2018, we held 673 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Above-benchmark exposure to higher momentum stocks detracted slightly from results during the quarter. On the positive side, the Fund’s tilt toward smaller stocks in the small-cap value universe was the leading contributor to relative results, as smaller stocks outperformed their larger counterparts. The Fund’s tilt toward deeper value stocks across multiple value metrics also benefited relative performance.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to the Real Estate sector was the largest detractor to relative results. Lack of exposure to the Utilities sector had no meaningful impact on results during the quarter.

Detailed Explanation of Fiscal Year Performance

Smaller stocks outperformed their larger counterparts in the small-cap value universe during the 12-month period. As a result, the Fund’s tilt toward the benchmark’s smaller stocks made the largest positive contribution to relative results. Above-benchmark exposure to higher momentum stocks also benefited relative results, as the momentum factor was in favor during a volatile period for the stock market. In addition, the Fund’s tilt toward deeper value stocks across multiple value metrics added to relative results.

From a sector perspective, the Fund’s allocation effect was positive. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. This positioning boosted relative results during the fiscal year.

4	Annual Report | June 30, 2018

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	TTM Technologies, Inc.	Information Technology	1.0%
2	RH	Consumer Discretionary	0.8%
3	Delek US Holdings, Inc.	Energy	0.8%
4	Cooper-Standard Holdings, Inc.	Consumer Discretionary	0.7%
5	Kraton Corp.	Materials	0.7%
6	Iridium Communications, Inc.	Telecommunication Services	0.7%
7	Rush Enterprises, Inc., Class A	Industrials	0.7%
8	Marten Transport, Ltd.	Industrials	0.7%
9	ManTech International Corp., Class A	Information Technology	0.6%
10	SkyWest, Inc.	Industrials	0.6%
	Total		7.3%

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	22.0%	11.4%	10.6%
Consumer Staples	2.4%	2.7%	-0.3%
Energy	11.6%	7.6%	4.0%
Financials	28.7%	28.3%	0.4%
Health Care	2.5%	4.7%	-2.2%
Industrials	17.1%	11.5%	5.6%
Information Technology	7.6%	10.6%	-3.0%
Materials	6.0%	4.4%	1.6%
Real Estate	0.3%	12.1%	-11.8%
Telecommunication Services	1.3%	0.5%	0.8%
Utilities	0.0%	6.2%	-6.2%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.48%
Consumer Discretionary - 21.95%
1-800-Flowers.com, Inc., Class A*	60,000	$753,000
Abercrombie & Fitch Co., Class A	210,000	5,140,800
AMCON Distributing Co.	1,350	118,800
American Axle & Manufacturing Holdings, Inc.*	206,600	3,214,696
American Public Education, Inc.*	37,600	1,582,960
Appliance Recycling Centers of America, Inc.*	2,900	2,001
Ark Restaurants Corp.	12,600	320,796
Ascena Retail Group, Inc.*	150,000	597,750
AV Homes, Inc.*+	52,300	1,119,220
Barnes & Noble Education, Inc.*	68,824	388,167
Barnes & Noble, Inc.	42,900	272,415
Bassett Furniture Industries, Inc.	80,500	2,217,775
BBX Capital Corp.	351,039	3,169,882
Beasley Broadcast Group, Inc., Class A	28,500	319,200
Beazer Homes USA, Inc.*	120,000	1,770,000
Big 5 Sporting Goods Corp.+	117,600	893,760
Big Lots, Inc.+	50,000	2,089,000
Biglari Holdings, Inc., Class A*	210	199,500
Biglari Holdings, Inc., Class B*	2,100	385,329
BJ’s Restaurants, Inc.	59,000	3,540,000
Bojangles’, Inc.*	70,000	1,008,000
Boot Barn Holdings, Inc.*	54,000	1,120,500
Buckle, Inc. (The)+	75,400	2,028,260
Build-A-Bear Workshop, Inc.*	26,000	197,600
Caleres, Inc.	98,500	3,387,415
Canterbury Park Holding Corp.	3,900	60,255
Carrols Restaurant Group, Inc.*	61,900	919,215
Century Casinos, Inc.*	124,600	1,090,250
Century Communities, Inc.*	4,202	132,573
Chico’s FAS, Inc.	121,000	984,940
China Automotive Systems, Inc.*+	37,500	163,500
China XD Plastics Co., Ltd.*	163,000	529,750
Christopher & Banks Corp.*	27,700	26,038
Citi Trends, Inc.	78,840	2,163,370
Clarus Corp.*	23,300	192,225
Conn’s, Inc.*	78,000	2,574,000

Industry Company	Shares	Value

Consumer Discretionary (continued)
Container Store Group, Inc. (The)*	141,150	$1,187,072
Cooper Tire & Rubber Co.+	54,550	1,434,665
Cooper-Standard Holdings, Inc.*	51,000	6,664,170
Crown Crafts, Inc.	13,050	74,385
CSS Industries, Inc.	45,700	772,330
Del Frisco’s Restaurant Group, Inc.*	49,700	626,220
Del Taco Restaurants, Inc.*	102,300	1,450,614
Delta Apparel, Inc.*+	25,500	493,425
Destination Maternity Corp.*	9,800	57,036
Destination XL Group, Inc.*	90,000	202,500
Dillard’s, Inc., Class A+	50,000	4,725,000
Dixie Group, Inc. (The)*	50,000	115,000
DSW, Inc., Class A	186,500	4,815,430
E.W. Scripps Co., (The) Class A	220,000	2,945,800
El Pollo Loco Holdings, Inc.*	90,500	1,031,700
Emmis Communications Corp., Class A*	35,000	185,150
Entercom Communications Corp., Class A+	320,225	2,417,699
Entravision Communications Corp., Class A	130,000	650,000
Eros International PLC*+	121,100	1,574,300
Escalade, Inc.	3,600	50,760
Ethan Allen Interiors, Inc.	82,500	2,021,250
EVINE Live, Inc.*	162,700	200,121
Express, Inc.*	206,000	1,884,900
Fiesta Restaurant Group, Inc.*+	45,800	1,314,460
Flanigan’s Enterprises, Inc.	2,500	68,875
Flexsteel Industries, Inc.	17,000	678,300
Full House Resorts, Inc.*	71,000	236,430
Gaming Partners International Corp.	1,200	10,272
Gannett Co., Inc.	316,700	3,388,690
Genesco, Inc.*	40,000	1,588,000
Golden Entertainment, Inc.*+	40,000	1,079,600
Good Times Restaurants, Inc.*	3,000	11,250
Gray Television, Inc.*	256,200	4,047,960
Group 1 Automotive, Inc.	59,000	3,717,000
Guess?, Inc.	124,100	2,655,740
Hamilton Beach Brands Holding Co., Class A	10,090	293,114
Haverty Furniture Cos., Inc.	98,400	2,125,440
Hibbett Sports, Inc.*	53,500	1,225,150
Hooker Furniture Corp.	15,000	703,500

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Houghton Mifflin Harcourt Co.*	275,000	$2,103,750
International Speedway Corp., Class A	118,456	5,294,983
J Alexander’s Holdings, Inc.*	37,450	417,568
Johnson Outdoors, Inc., Class A	32,779	2,770,809
K12, Inc.*	121,217	1,984,322
KB Home	175,900	4,791,516
Kirkland’s, Inc.*	29,000	337,560
Lakeland Industries, Inc.*	30,050	425,208
La-Z-Boy, Inc.	29,500	902,700
Liberty Tax, Inc.	34,500	278,588
Lifetime Brands, Inc.	60,900	770,385
Lincoln Educational Services Corp.*	91,900	159,906
Live Ventures, Inc.*+	3,200	40,256
Luby’s, Inc.*	75,800	196,322
M/I Homes, Inc.*	48,000	1,271,040
Marcus Corp. (The)	130,150	4,229,875
MDC Holdings, Inc.	156,760	4,823,505
Modine Manufacturing Co.*	142,900	2,607,925
Movado Group, Inc.	45,000	2,173,500
Nevada Gold & Casinos, Inc.*+	38,300	76,600
New Home Co. Inc., (The)*	45,300	451,641
New Media Investment Group, Inc.	173,500	3,206,280
New York & Co., Inc.*+	126,700	648,704
Office Depot, Inc.	500,000	1,275,000
P&F Industries, Inc., Class A	696	6,062
Papa Murphy’s Holdings, Inc.*	65,000	360,750
Party City Holdco, Inc.*+	273,200	4,166,300
Peak Resorts, Inc.	114,000	570,000
Perry Ellis International, Inc.*	138,100	3,752,177
PICO Holdings, Inc.	62,500	728,125
Pier 1 Imports, Inc.	261,200	621,656
Reading International, Inc., Class A*	17,848	284,676
Red Lion Hotels Corp.*	34,405	400,818
Red Robin Gourmet Burgers, Inc.*	38,500	1,794,100
Regis Corp.*	153,150	2,533,101
Rent-A-Center, Inc.	67,500	993,600
RH*+	55,200	7,711,440
Rocky Brands, Inc.+	24,300	729,000
Saga Communications, Inc., Class A	8,761	337,298
Salem Media Group, Inc.	24,800	127,720
Scholastic Corp.	72,800	3,225,768

Industry Company	Shares	Value

Consumer Discretionary (continued)
Shiloh Industries, Inc.*	51,000	$ 443,700
Shoe Carnival, Inc.	63,600	2,063,820
Sonic Automotive, Inc., Class A	119,100	2,453,460
SORL Auto Parts, Inc.*+	129,900	606,633
SPAR Group, Inc.*	46,500	58,590
Speedway Motorsports, Inc.	145,700	2,529,352
Stage Stores, Inc.+	100,000	241,000
Stoneridge, Inc.*	50,000	1,757,000
Strattec Security Corp.+	25,900	791,245
Superior Industries International, Inc.	115,400	2,065,660
Tandy Leather Factory, Inc.*	8,000	62,400
Tilly’s, Inc., Class A	125,300	1,898,295
Tower International, Inc.	47,000	1,494,600
Townsquare Media, Inc., Class A	185,556	1,200,547
TravelCenters of America LLC*	126,000	441,000
Tuesday Morning Corp.*+	133,000	405,650
Unifi, Inc.*	11,900	377,230
Urban One, Inc.*	800	1,680
US Auto Parts Network, Inc.*	98,900	148,350
Vera Bradley, Inc.*	78,500	1,102,140
Vista Outdoor, Inc.*	5,500	85,195
VOXX International Corp.*	73,000	394,200
Weyco Group, Inc.	20,200	735,280
William Lyon Homes, Class A*	100,500	2,331,600
ZAGG, Inc.*	88,200	1,525,860
Zoe’s Kitchen, Inc.*+	25,000	244,000
Zumiez, Inc.*	79,400	1,988,970

		200,424,241

Consumer Staples - 2.41%
Alico, Inc.	10,461	331,614
Andersons, Inc. (The)	88,100	3,013,020
Central Garden & Pet Co., Class A*	59,603	2,412,133
Chefs’ Warehouse, Inc. (The)*	50,000	1,425,000
Dean Foods Co.	135,000	1,418,850
Hostess Brands, Inc.*	211,000	2,869,600
Ingles Markets, Inc., Class A	59,800	1,901,640
Landec Corp.*	16,000	238,400
Mannatech, Inc.	8,400	172,200
Natural Alternatives International, Inc.*	18,100	183,715
Natural Health Trends Corp.+	3,000	75,060

8	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Staples (continued)
S&W Seed Co.*+	7,000	$ 22,750
Seneca Foods Corp., Class A*	40,100	1,082,700
SpartanNash Co.	145,946	3,724,542
Village Super Market, Inc., Class A	35,709	1,051,987
Weis Markets, Inc.	38,525	2,054,924

		21,978,135

Energy - 11.65%
Adams Resources & Energy, Inc.	23,100	993,300
Approach Resources, Inc.*+	241,026	588,103
Arch Coal, Inc., Class A+	50,500	3,960,715
Archrock, Inc.	160,000	1,920,000
Ardmore Shipping Corp.*+	148,688	1,219,242
Bristow Group, Inc.*+	65,500	924,205
Callon Petroleum Co.*	60,000	644,400
Cloud Peak Energy, Inc.*	316,100	1,103,189
CVR Energy, Inc.+	105,000	3,883,950
Dawson Geophysical Co.*	47,250	373,275
Delek US Holdings, Inc.	141,080	7,077,984
Denbury Resources, Inc.*	940,000	4,521,400
DHT Holdings, Inc.	253,422	1,188,549
Dorian LPG, Ltd.*	110,169	841,691
Eclipse Resources Corp.*	538,700	861,920
ENGlobal Corp.*	60,422	77,944
Ensco PLC, Class A+	248,000	1,800,480
EP Energy Corp., Class A*+	250,000	750,000
Era Group, Inc.*	45,800	593,110
Euronav NV	125,442	1,154,066
Exterran Corp.*	92,000	2,303,680
Forum Energy Technologies, Inc.*	48,310	596,629
Frontline, Ltd.*+	180,000	1,051,200
GasLog Ltd.+	239,300	4,570,630
Gran Tierra Energy, Inc.*	1,083,600	3,738,420
Green Plains, Inc.	90,200	1,650,660
Gulf Island Fabrication, Inc.	15,000	135,000
Halcon Resources Corp.*+	280,000	1,229,200
Hallador Energy Co.	70,000	499,800
Helix Energy Solutions Group, Inc.*	267,000	2,224,110
HighPoint Resources Corp.*	140,900	856,672
Independence Contract Drilling, Inc.*+	83,319	343,274
International Seaways, Inc.*	438	10,135
Matador Resources Co.*	37,000	1,111,850
Matrix Service Co.*	47,500	871,625
McDermott International, Inc.*	179,466	3,526,507

Industry Company	Shares	Value

Energy (continued)
Mitcham Industries, Inc.*	15,100	$ 60,702
NACCO Industries, Inc., Class A	34,445	1,162,519
Natural Gas Services Group, Inc.*	68,800	1,623,680
Navios Maritime Acquisition Corp.	158,400	96,624
Newpark Resources, Inc.*	51,500	558,775
Noble Corp. PLC*	316,000	2,000,280
Oasis Petroleum, Inc.*	237,000	3,073,890
Oil States International, Inc.*	10,000	321,000
Overseas Shipholding Group, Inc., Class A*	185,016	717,862
Pacific Ethanol, Inc.*	86,900	225,940
Par Pacific Holdings, Inc.*	119,900	2,083,862
Penn Virginia Corp.*	20,000	1,697,800
Pioneer Energy Services Corp.*	58,100	339,885
Renewable Energy Group, Inc.*	163,885	2,925,347
REX American Resources Corp.*	33,920	2,746,502
Ring Energy, Inc.*	50,000	631,000
Rowan Cos. PLC, Class A*	205,000	3,325,100
SandRidge Energy, Inc.*	68,500	1,215,190
Scorpio Tankers, Inc.+	100,000	281,000
SEACOR Holdings, Inc.*	53,400	3,058,218
SEACOR Marine Holdings, Inc.*	20,008	461,985
SemGroup Corp., Class A	162,500	4,127,500
Ship Finance International, Ltd.+	264,400	3,952,780
SilverBow Resources, Inc.*	30,600	883,728
SM Energy Co.	12,000	308,280
SRC Energy, Inc.*	110,000	1,212,200
Talos Energy, Inc.*	20,000	642,600
Teekay Corp.+	260,000	2,015,000
TETRA Technologies, Inc.*	200,000	890,000
TransAtlantic Petroleum, Ltd.*	35,000	48,300
Unit Corp.*	175,725	4,491,531

		106,375,995

Financials - 28.75%
1347 Property Insurance Holdings, Inc.*	24,300	172,530
1st Constitution Bancorp+	3,000	68,700
1st Source Corp.	59,347	3,170,910
Access National Corp.	35,191	1,006,463
ACNB Corp.	2,000	68,100

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
American Equity Investment Life Holding Co.	850	$30,600
American National Bankshares, Inc.	21,800	872,000
American River Bankshares	21,300	337,605
Ameris Bancorp	6,120	326,502
AmeriServ Financial, Inc.	78,000	319,800
Argo Group International Holdings, Ltd.+	71,884	4,180,055
Arlington Asset Investment Corp., Class A+	45,300	467,043
Atlantic Capital Bancshares, Inc.*	52,300	1,027,695
Atlas Financial Holdings, Inc.*	13,850	121,188
B. Riley Financial, Inc.	10,402	234,565
Baldwin & Lyons, Inc., Class B	75,300	1,837,320
Banc of California, Inc.+	135,000	2,639,250
Banco Latinoamericano de Comercio Exterior SA, Class E	117,000	2,879,370
Bank of Commerce Holdings+	83,450	1,063,988
Bankwell Financial Group, Inc.	1,800	57,870
Banner Corp.	32,000	1,924,160
Bar Harbor Bankshares+	21,366	647,176
BCB Bancorp, Inc.	10,400	156,000
Beneficial Bancorp, Inc.	125,000	2,025,000
Berkshire Hills Bancorp, Inc.	108,065	4,387,439
Blue Capital Reinsurance Holdings, Ltd.+	12,173	134,512
BofI Holding, Inc.*	70,000	2,863,700
BSB Bancorp, Inc.*	7,400	254,560
C&F Financial Corp.	2,200	137,610
California First National Bancorp	33,500	529,300
Camden National Corp.	30,100	1,375,871
Cannae Holdings, Inc.*	126,700	2,350,285
Capital City Bank Group, Inc.	83,150	1,964,835
Capstar Financial Holdings, Inc.*	4,000	74,120
CB Financial Services, Inc.+	14,000	481,600
Central Valley Community Bancorp	50,000	1,058,000
Century Bancorp, Inc., Class A	15,200	1,161,280
Charter Financial Corp.	17,500	422,625
Chemung Financial Corp.	13,500	676,485
Citizens Community Bancorp, Inc.	15,000	212,250

Industry Company	Shares	Value

Financials (continued)
Citizens, Inc.*+	106,040	$826,052
Civista Bancshares, Inc.+	36,500	884,760
CNB Financial Corp.	83,800	2,519,028
Coastway Bancorp, Inc.*	2,013	55,760
Codorus Valley Bancorp, Inc.+	7,767	238,292
Colony Bankcorp, Inc.	1,500	25,350
Community Bankers Trust Corp.*	40,800	365,160
Community Financial Corp. (The)	12,500	442,000
Community Trust Bancorp, Inc.	17,500	874,125
ConnectOne Bancorp, Inc.	85,200	2,121,480
Consumer Portfolio Services, Inc.*	120,000	488,400
County Bancorp, Inc.+	15,237	419,018
Cowen, Inc.*	31,000	429,350
Crawford & Co., Class A	47,600	409,836
Crawford & Co., Class B	16,400	141,860
Customers Bancorp, Inc.*	56,700	1,609,146
Dime Community Bancshares, Inc.	54,300	1,058,850
DNB Financial Corp.	13,465	471,948
Donegal Group, Inc., Class A	94,000	1,279,340
Eagle Bancorp Montana, Inc.	3,000	57,900
EMC Insurance Group, Inc.	46,550	1,293,159
Employers Holdings, Inc.	103,900	4,176,780
Encore Capital Group, Inc.*+	73,000	2,671,800
Enova International, Inc.*	132,307	4,835,821
Entegra Financial Corp.*	25,000	732,500
Enterprise Bancorp, Inc.	38,775	1,567,673
ESSA Bancorp, Inc.+	33,100	523,973
Evans Bancorp, Inc.+	4,000	184,400
EZCORP, Inc., Class A*	147,169	1,773,386
Farmers Capital Bank Corp.	34,400	1,792,240
Farmers National Banc Corp.	150	2,393
FBL Financial Group, Inc., Class A	50,806	4,000,973
Federal Agricultural Mortgage Corp., Class C	29,000	2,594,920
FedNat Holding Co.	59,988	1,383,923
Fidelity Southern Corp.	76,123	1,934,285
Financial Institutions, Inc.	39,300	1,292,970
First BanCorp Puerto Rico*	476,500	3,645,225
First BanCorp Southern Pines NC	99,988	4,090,509
First Bancorp, Inc.	5,500	155,210

10	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Busey Corp.	45,000	$1,427,400
First Business Financial Services, Inc.	16,000	416,000
First Capital, Inc.	35	1,454
First Commonwealth Financial Corp.	143,300	2,222,583
First Community Bancshares, Inc.	44,000	1,401,840
First Community Corp.	600	15,060
First Connecticut Bancorp, Inc.	2,100	64,260
First Financial Bancorp	93,808	2,875,215
First Financial Corp.	37,000	1,677,950
First Financial Northwest, Inc.	35,182	686,753
First Guaranty Bancshares, Inc.	5,499	143,084
First Internet Bancorp+	14,500	494,450
First Mid-Illinois Bancshares, Inc.	16,476	647,507
First Midwest Bancorp, Inc.	78,700	2,004,489
First United Corp.	14,876	304,214
First US Bancshares, Inc.	4,368	50,887
Flushing Financial Corp.	38,197	996,942
Franklin Financial Network, Inc.*	3,000	112,800
FS Bancorp, Inc.	2,250	142,313
FSB Bancorp, Inc./NY*+	1,000	17,750
GAIN Capital Holdings, Inc.+	139,805	1,055,528
Great Southern Bancorp, Inc.	36,900	2,110,680
Green Bancorp, Inc.	67,000	1,447,200
Greenhill & Co., Inc.+	60,000	1,704,000
Greenlight Capital Re, Ltd., Class A*	68,000	965,600
Hallmark Financial Services, Inc.*+	57,800	576,844
Hawthorn Bancshares, Inc.	16,328	357,583
HCI Group, Inc.	40,400	1,679,428
Heartland Financial USA, Inc.	64,600	3,543,310
Heritage Insurance Holdings, Inc.+	60,000	1,000,200
Hingham Institution for Savings+	30	6,591
HMN Financial, Inc.*	23,800	478,380
Home Bancorp, Inc.	31,994	1,489,321
HomeStreet, Inc.*	73,100	1,970,045
HomeTrust Bancshares, Inc.*	2,961	83,352
HopFed Bancorp, Inc.	18,100	300,098

Industry Company	Shares	Value

Financials (continued)
Horace Mann Educators Corp.	104,600	$4,665,160
Horizon Bancorp, Inc.	7,088	146,640
Independence Holding Co.	15,050	500,412
Independent Bank Group, Inc.	16,900	1,128,920
Infinity Property & Casualty Corp.	22,400	3,188,640
International Bancshares Corp.	65,687	2,811,404
INTL.FCStone, Inc.*	28,500	1,473,735
Investar Holding Corp.	22,000	608,300
Investment Technology Group, Inc.	88,242	1,846,023
Investors Title Co.	1,000	184,660
James River Group Holdings, Ltd.	87,600	3,441,804
JMP Group LLC+	300	1,611
Kingstone Cos., Inc.	16,100	272,090
Lakeland Bancorp, Inc.	95,250	1,890,712
Landmark Bancorp, Inc.	1,157	32,974
LCNB Corp.	5,000	98,500
Mackinac Financial Corp.	15,800	261,964
Maiden Holdings, Ltd.	162,600	1,260,150
Marlin Business Services Corp.+	27,080	808,338
Mercantile Bank Corp.	2,200	81,312
Meta Financial Group, Inc.	16,477	1,604,860
Mid Penn Bancorp, Inc.+	12,300	429,270
Middlefield Banc Corp.+	1,000	50,700
Midland States Bancorp, Inc.	57,658	1,975,363
MidSouth Bancorp, Inc.+	21,512	285,034
MidWestOne Financial Group, Inc.	24,860	839,771
MMA Capital Management, LLC*	500	12,825
MutualFirst Financial, Inc.	18,900	713,475
MVB Financial Corp.+	40,500	731,025
National Commerce Corp.*	5,000	231,500
National Holdings Corp.*	2,000	6,580
National Security Group, Inc. (The)	200	3,330
National Western Life Group, Inc., Class A	8,614	2,646,738
Nationstar Mortgage Holdings, Inc.*	195,000	3,418,350
Navigators Group, Inc. (The)	74,700	4,257,900
Nelnet, Inc., Class A	37,800	2,207,898
Nicholas Financial, Inc.*+	43,400	399,280
Nicolet Bankshares, Inc.*	1,355	74,674

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
NMI Holdings, Inc., Class A*	250,000	$4,075,000
Northeast Bancorp	12,500	272,500
Northrim BanCorp, Inc.	30,445	1,204,100
Northwest Bancshares, Inc.	236,000	4,104,040
Ocwen Financial Corp.*+	355,000	1,405,800
OFG Bancorp	112,200	1,576,410
Old Line Bancshares, Inc.	10,220	356,780
Old Second Bancorp, Inc.	79,750	1,148,400
On Deck Capital, Inc.*	252,200	1,765,400
Oppenheimer Holdings, Inc., Class A+	31,093	870,604
Opus Bank	110,500	3,171,350
Orrstown Financial Services, Inc.	35,500	923,000
Ottawa Bancorp, Inc.	1,000	13,990
Parke Bancorp, Inc.	23,609	558,353
Pathfinder Bancorp, Inc.	3,000	47,910
PB Bancorp, Inc.	15,500	175,925
Peapack Gladstone Financial Corp.	16,894	584,363
Penns Woods Bancorp, Inc.	1,000	44,780
Peoples Bancorp of North Carolina, Inc.	5,280	169,118
Peoples Bancorp, Inc.	43,400	1,639,652
Peoples Financial Services Corp.	2,900	136,358
Piper Jaffray Cos.	51,400	3,950,090
Premier Financial Bancorp, Inc.	34,650	646,916
Provident Financial Holdings, Inc.	51,000	973,080
Provident Financial Services, Inc.	20,900	575,377
Prudential Bancorp, Inc.	4,600	88,780
Regional Management Corp.*	43,100	1,509,362
Reliant Bancorp, Inc.	2,500	70,125
Republic Bancorp, Inc., Class A	42,642	1,931,683
Riverview Bancorp, Inc.	87,000	734,280
S&T Bancorp, Inc.	40,045	1,731,546
Safety Insurance Group, Inc.	32,000	2,732,800
Salisbury Bancorp, Inc.	1,183	52,880
Sandy Spring Bancorp, Inc.	7,400	303,474
SB Financial Group, Inc.	30,400	617,728
SB One Bancorp	15,000	445,500
Security National Financial Corp., Class A*	90,616	471,203
Severn Bancorp, Inc.	35,000	302,750
Shore Bancshares, Inc.	67,012	1,274,568
SI Financial Group, Inc.	55,700	821,575

Industry Company	Shares	Value

Financials (continued)
Sierra Bancorp	77,800	$ 2,197,072
Sound Financial Bancorp, Inc.	1,000	38,950
State Auto Financial Corp.	83,550	2,498,980
Stewardship Financial Corp.+	1,000	11,650
Stewart Information Services Corp.	87,150	3,753,550
Summit Financial Group, Inc.	22,015	590,883
Territorial Bancorp, Inc.	21,200	657,200
Timberland Bancorp, Inc.	39,000	1,456,260
Tiptree, Inc.	84,100	571,880
TowneBank	1,642	52,708
TriCo Bancshares	600	22,470
TriState Capital Holdings, Inc.*	34,000	887,400
Triumph Bancorp, Inc.*	10,700	436,025
Two River Bancorp+	29,505	564,431
Union Bankshares Corp.	99,481	3,867,821
United Community Bancorp	1,000	27,200
United Community Financial Corp.	324	3,561
United Financial Bancorp, Inc.	90,000	1,576,800
United Fire Group, Inc.	78,800	4,295,388
United Insurance Holdings Corp.	84,700	1,658,426
Universal Insurance Holdings, Inc.	86,316	3,029,692
Univest Corp. of Pennsylvania	63,379	1,742,922
Waddell & Reed Financial, Inc., Class A+	70,000	1,257,900
Walker & Dunlop, Inc.	84,475	4,701,034
Waterstone Financial, Inc.	49,000	835,450
Wellesley Bank+	1,000	33,800
WesBanco, Inc.	70,273	3,165,096
Westbury Bancorp, Inc.*	2,750	60,912
World Acceptance Corp.*	26,100	2,897,361

		262,521,562

Health Care - 2.47%
AMAG Pharmaceuticals, Inc.*+	29,900	583,050
AngioDynamics, Inc.*	105,300	2,341,872
Bioanalytical Systems, Inc.*	10,000	16,500
Community Health Systems, Inc.*+	303,500	1,007,620
Concert Pharmaceuticals, Inc.*	85,700	1,442,331

12	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Cross Country Healthcare, Inc.*	90,000	$ 1,012,500
Digirad Corp.	36,447	56,493
FONAR Corp.*	30,400	807,120
InfuSystem Holdings, Inc.*	71,100	252,405
Juniper Pharmaceuticals, Inc.*	32,000	278,400
Kewaunee Scientific Corp.	3,000	107,850
Kindred Healthcare, Inc.*	21,000	189,000
Lannett Co., Inc.*+	85,000	1,156,000
LHC Group, Inc.*	1,549	132,579
National HealthCare Corp.	25,500	1,794,690
Nobilis Health Corp.*	35,000	42,000
PDL BioPharma, Inc.*	591,000	1,382,940
Quorum Health Corp.*	25,000	125,000
Select Medical Holdings Corp.*	185,000	3,357,750
Surgery Partners, Inc.*	115,000	1,713,500
Triple-S Management Corp., Class B*	122,300	4,777,038

		22,576,638

Industrials - 17.12%
Acacia Research Corp.*	35,000	145,250
ACCO Brands Corp.	364,300	5,045,555
Aegion Corp.*	99,341	2,558,031
AeroCentury Corp.*	4,300	68,155
Air T, Inc.*	2,800	93,800
Aircastle, Ltd.	132,000	2,706,000
Alpha Pro Tech, Ltd.*	20,743	69,489
American Railcar Industries, Inc.+	36,900	1,456,812
AMREP Corp.*	25,500	180,285
ARC Document Solutions, Inc.*	118,000	208,860
ArcBest Corp.	94,500	4,318,650
Argan, Inc.	17,500	716,625
Armstrong Flooring, Inc.*	65,000	912,600
Arotech Corp.*	94,300	353,625
ASV Holdings, Inc.*	53,000	306,870
Atkore International Group, Inc.*	85,000	1,765,450
Atlas Air Worldwide Holdings, Inc.*	57,700	4,137,090
BMC Stock Holdings, Inc.*	120,700	2,516,595
Briggs & Stratton Corp.	114,300	2,012,823
Broadwind Energy, Inc.*	24,375	57,525
Caesarstone, Ltd.+	70,000	1,057,000
CAI International, Inc.*	82,600	1,919,624
CBIZ, Inc.*	192,600	4,429,800
Cemtrex, Inc.*	21,000	43,890

Industry Company	Shares	Value

Industrials (continued)
Chart Industries, Inc.*	67,575	$4,168,026
Chicago Rivet & Machine Co.	1,000	32,250
Civeo Corp.*	531,500	2,317,340
Columbus McKinnon Corp.	40,400	1,751,744
Commercial Vehicle Group, Inc.*	67,300	493,982
Costamare, Inc.	227,500	1,815,450
Covenant Transportation Group, Inc., Class A*	93,900	2,957,850
CRA International, Inc.	53,500	2,722,615
DLH Holdings Corp.*	57,500	315,100
DMC Global, Inc.+	20,000	898,000
Ducommun, Inc.*	43,300	1,432,797
Eastern Co. (The)	18,401	516,148
Ecology & Environment, Inc., Class A	3,500	43,575
Encore Wire Corp.	16,500	782,925
Engility Holdings, Inc.*	56,700	1,737,288
Ennis, Inc.	136,892	2,785,752
Foundation Building Materials, Inc.*	45,000	692,100
FreightCar America, Inc.	35,881	602,442
FTI Consulting, Inc.*	68,500	4,142,880
General Finance Corp.*+	115,764	1,568,602
Goldfield Corp. (The)*	121,000	514,250
Great Lakes Dredge & Dock Corp.*	220,550	1,157,888
Greenbrier Companies., Inc. (The)	87,800	4,631,450
Griffon Corp.	77,000	1,370,600
HC2 Holdings, Inc.*+	31,100	181,935
Heidrick & Struggles International, Inc.	56,250	1,968,750
Heritage-Crystal Clean, Inc.*+	39,854	801,065
Hertz Global Holdings, Inc.*+	121,000	1,856,140
Highpower International, Inc.*	60,923	188,861
Hurco Cos., Inc.	17,857	799,101
Huron Consulting Group, Inc.*	32,800	1,341,520
Hyster-Yale Materials Handling, Inc.	5,000	321,250
ICF International, Inc.	36,229	2,574,070
IES Holdings, Inc.*+	2,717	45,510
Innovative Solutions & Support, Inc.*	25,000	72,750
Kelly Services, Inc., Class A	95,000	2,132,750
L.B. Foster Co., Class A*	38,400	881,280

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
L.S. Starrett Co. (The), Class A	15,000	$ 96,000
Limbach Holdings, Inc.*	27,000	319,140
Manitowoc Co., Inc. (The)*	35,000	905,100
Marten Transport, Ltd.	254,970	5,979,046
Matson, Inc.	15,000	575,700
McGrath RentCorp	83,300	5,270,391
Miller Industries, Inc.	7,300	186,515
Navigant Consulting, Inc.*	239,600	5,304,744
Navios Maritime Holdings, Inc.*	250,000	212,975
Nexeo Solutions, Inc.*	155,000	1,415,150
NN, Inc.	45,500	859,950
Northwest Pipe Co.*	21,800	422,266
Orion Group Holdings, Inc.*	119,466	986,789
PAM Transportation Services, Inc.*	16,905	794,028
Pangaea Logistics Solutions, Ltd.*	2,000	6,020
Park-Ohio Holdings Corp.	15,000	559,500
Patriot Transportation Holding, Inc.*	7,500	161,250
Performant Financial Corp.*	97,367	209,339
Powell Industries, Inc.	25,000	870,750
Preformed Line Products Co.	5,135	455,885
Quad/Graphics, Inc.	75,300	1,568,499
Quanex Building Products Corp.	75,000	1,346,250
RCM Technologies, Inc.	55,200	272,688
Rush Enterprises, Inc., Class A*	139,600	6,055,848
Rush Enterprises, Inc., Class B*	46,500	2,041,350
Safe Bulkers, Inc.*	294,550	1,001,470
Scorpio Bulkers, Inc.	205,000	1,455,500
Servotronics, Inc.	1,000	9,160
SkyWest, Inc.	108,291	5,620,303
SPX FLOW, Inc.*	20,000	875,400
Steelcase, Inc., Class A	245,000	3,307,500
Sterling Construction Co., Inc.*	96,400	1,256,092
Textainer Group Holdings Ltd.*	158,200	2,515,380
Titan Machinery, Inc.*	83,900	1,304,645
Triumph Group, Inc.	112,000	2,195,200
TrueBlue, Inc.*	74,750	2,014,512
Tutor Perini Corp.*+	107,300	1,979,685
Ultralife Corp.*	63,050	605,280
USA Truck, Inc.*	9,636	226,157
Vectrus, Inc.*	5,000	154,100
Veritiv Corp.*	12,700	506,095

Industry Company	Shares	Value

Industrials (continued)
VSE Corp.	23,600	$ 1,127,608
Wabash National Corp.+	110,100	2,054,466
Willis Lease Finance Corp.*	48,400	1,528,956

		156,309,122

Information Technology - 7.62%
Alpha & Omega Semiconductor, Ltd.*+	214,244	3,050,835
Amkor Technology, Inc.*	202,291	1,737,680
Amtech Systems, Inc.*	30,000	181,500
Applied Optoelectronics, Inc.*	55,000	2,469,500
AutoWeb, Inc.*	500	2,260
Aviat Networks, Inc.*	15,200	248,824
Axcelis Technologies, Inc.*	14,100	279,180
AXT, Inc.*	30,700	216,435
Bel Fuse, Inc., Class B	18,500	386,650
Benchmark Electronics, Inc.	134,000	3,906,100
BK Technologies, Inc.	40,000	148,000
Blucora, Inc.*	89,297	3,303,989
Cars.com, Inc.*	35,000	993,650
Communications Systems, Inc.	12,500	47,625
Computer Task Group, Inc.*	73,862	571,692
Comtech Telecommunications Corp.	64,215	2,047,174
CSP, Inc.	5,150	50,728
Data I/O Corp.*	25,500	161,925
Digi International, Inc.*	45,325	598,290
Diodes, Inc.*	138,899	4,787,849
Fabrinet*	30,000	1,106,700
Finjan Holdings, Inc.*	50,000	170,000
GSE Systems, Inc.*	22,500	73,125
inTEST Corp.*	55,000	401,500
KEMET Corp.*	63,750	1,539,562
Key Tronic Corp.*	52,500	397,950
Kimball Electronics, Inc.*	74,900	1,370,670
Knowles Corp.*	198,200	3,032,460
ManTech International Corp., Class A	108,800	5,836,032
Mind CTI Ltd.	200	436
Net 1 UEPS Technologies, Inc.*	252,900	2,296,332
Network-1 Technologies, Inc.	60,000	186,000
Nortech Systems, Inc.*+	1,500	5,160
PCM, Inc.*	8,769	132,850
PC-Tel, Inc.	56,700	353,808
Photronics, Inc.*	205,050	1,635,274
Presidio, Inc.*	32,000	419,200
PRGX Global, Inc.*	40,739	395,168

14	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Sanmina Corp.*	45,100	$ 1,321,430
ScanSource, Inc.*	88,500	3,566,550
SigmaTron International, Inc.*	6,500	45,630
Stratasys, Ltd.*+	135,000	2,583,900
SunPower Corp.*+	285,000	2,185,950
Sykes Enterprises, Inc.*	104,534	3,008,489
Synacor, Inc.*	29,100	58,200
TESSCO Technologies, Inc.	15,250	263,825
TiVo Corp.	167,000	2,246,150
Trio-Tech International*	3,000	13,410
TSR, Inc.*+	1,000	6,800
TTM Technologies, Inc.*	520,153	9,170,297
Vishay Precision Group, Inc.*	7,248	276,511
Wayside Technology Group, Inc.	7,900	110,995
Westell Technologies, Inc., Class A*	66,100	188,385

		69,588,635

Materials - 5.96%
AgroFresh Solutions, Inc.*+	132,500	928,825
American Vanguard Corp.	14,100	323,595
Boise Cascade Co.	78,500	3,508,950
Carpenter Technology Corp.	51,600	2,712,612
China Green Agriculture, Inc.*	169,800	195,270
Clearwater Paper Corp.*	30,500	704,550
Coeur Mining, Inc.*	110,000	836,000
Core Molding Technologies, Inc.	17,000	242,760
Flexible Solutions International, Inc.*	5,000	8,050
Friedman Industries, Inc.+	5,000	40,500
FutureFuel Corp.	102,800	1,440,228
Gulf Resources, Inc.*	178,200	245,916
Haynes International, Inc.	25,200	925,848
Hecla Mining Co.	557,000	1,938,360
Kaiser Aluminum Corp.	22,630	2,356,009
KMG Chemicals, Inc.	9,900	730,422
Kraton Corp.*	142,150	6,558,801
Materion Corp.	48,600	2,631,690
Mercer International, Inc.	276,250	4,834,375
Olympic Steel, Inc.	20,000	408,200
Orient Paper, Inc.*	35,000	35,000
PH Glatfelter Co.	95,500	1,870,845
Rayonier Advanced Materials, Inc.	138,200	2,361,838
Resolute Forest Products, Inc.*	244,000	2,525,400

Industry Company	Shares	Value

Materials (continued)
Schnitzer Steel Industries, Inc., Class A	79,700	$ 2,685,890
Stepan Co.	37,000	2,886,370
SunCoke Energy, Inc.*	234,700	3,144,980
Synalloy Corp.+	14,000	279,300
TimkenSteel Corp.*	55,000	899,250
Trecora Resources*	25,602	380,190
Tredegar Corp.	76,700	1,802,450
Universal Stainless & Alloy Products, Inc.*	16,250	384,638
Verso Corp., Class A*	78,000	1,697,280
Warrior Met Coal, Inc.	71,000	1,957,470

		54,481,862

Real Estate - 0.29%
Altisource Portfolio Solutions SA*+	53,850	1,570,804
Consolidated-Tomoka Land Co.	5,900	362,909
Forestar Group, Inc.*+	8,776	182,102
RE/MAX Holdings, Inc., Class A	6,168	323,512
St. Joe Co. (The)*	15,000	269,250

		2,708,577

Telecommunication Services - 1.26%
Alaska Communications Systems Group, Inc.*	347,100	614,367
ATN International, Inc.	28,500	1,503,945
Hawaiian Telcom Holdco, Inc.*	44,500	1,286,940
Iridium Communications, Inc.*+	391,325	6,300,332
Spok Holdings, Inc.	118,864	1,788,903

		11,494,487

TOTAL COMMON STOCKS - 99.48%		908,459,254

(Cost $671,013,987)

RIGHTS - 0.01%
NewStar Financial, Inc., expiring 12/26/19*Δ	120,000	36,000

TOTAL RIGHTS - 0.01%		36,000

(Cost $114,272)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	265

TOTAL WARRANTS - 0.00%		265

(Cost $105,563)

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

	Rate^	Shares	Value

MONEY MARKET FUND - 0.45%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	4,136,053	$ 4,136,053

TOTAL MONEY MARKET FUND - 0.45%			4,136,053

(Cost $4,136,053)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.55%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	50,702,260	50,702,260

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.55%			50,702,260

(Cost $50,702,260)

TOTAL INVESTMENTS - 105.49%			$963,333,832

(Cost $726,072,135)
Liabilities in Excess of Other Assets - (5.49%)			(50,135,863)

NET ASSETS - 100.00%			$913,197,969

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $48,779,456 as of June 30, 2018.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$908,459,254	$—	$—	$908,459,254
Rights	—	—	36,000	36,000
Warrants	265	—	—	265
Money Market Fund	—	4,136,053	—	4,136,053
Investments Purchased with Cash Proceeds from Securities Lending	—	50,702,260	—	50,702,260

TOTAL	$908,459,519	$54,838,313	$36,000	$963,333,832

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

16	Annual Report | June 30, 2018

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2017	$—	$—
Purchases	120,000	120,000
Return of Capital	(5,728)	(5,728)
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	(78,272)	(78,272)
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2018	$36,000	$36,000

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2018	$(78,272)	$(78,272)

See Notes to Financial Statements.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2018

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2018, our Fund returned +7.91%, underperforming our primary market benchmark, the Russell 2000 Value Index (+8.30%).

For the fiscal year, our Fund returned +16.48%, outperforming the Russell 2000 Value Index (+13.10%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2018

			Annualized
	Quarter	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	7.91%	16.48%	11.85%	11.56%
Russell 2000 Value Index	8.30%	13.10%	11.18%	10.87%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

18	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2018

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” We also seek to minimize the distribution of capital gains within the constraints of the investment objective. As of June 30, 2018, we held 673 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Above-benchmark exposure to higher momentum stocks detracted slightly from relative results during the quarter. On the positive side, the Fund’s tilt toward smaller stocks in the small-cap value universe made the largest contribution to relative results, as smaller stocks outperformed their larger counterparts. The Fund’s tilt toward deeper value stocks across multiple value metrics also benefited relative performance.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to the Real Estate sector was the largest detractor to relative results. Lack of exposure to the Utilities sector had no meaningful impact on results during the quarter.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward smaller stocks in the small-cap value universe boosted relative results, as smaller stocks outperformed their larger counterparts during the 12-month period. Above-benchmark exposure to higher momentum stocks also benefited relative results, as the momentum factor was in favor during a volatile period for the stock market. In addition, the Fund’s tilt toward deeper value stocks across multiple value metrics added to relative results during the fiscal year.

From a sector perspective, the Fund’s allocation effect was positive. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. This positioning boosted relative performance during the fiscal year.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2018

Rank	Description	Industry	% of Net Assets
1	Delek US Holdings, Inc.	Energy	1.1%
2	Kraton Corp.	Materials	1.0%
3	Cooper-Standard Holdings, Inc.	Consumer Discretionary	0.9%
4	RH	Consumer Discretionary	0.9%
5	Iridium Communications, Inc.	Telecommunication Services	0.8%
6	Renewable Energy Group, Inc.	Energy	0.8%
7	McDermott International, Inc.	Energy	0.7%
8	Johnson Outdoors, Inc., Class A	Consumer Discretionary	0.6%
9	SkyWest, Inc.	Industrials	0.6%
10	McGrath RentCorp	Industrials	0.6%
	Total		8.0%

Industry Sector Representation as of June 30, 2018

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	22.4%	11.4%	11.0%
Consumer Staples	2.1%	2.7%	-0.6%
Energy	12.0%	7.6%	4.4%
Financials	28.5%	28.3%	0.2%
Health Care	2.4%	4.7%	-2.3%
Industrials	16.7%	11.5%	5.2%
Information Technology	7.8%	10.6%	-2.8%
Materials	6.2%	4.4%	1.8%
Real Estate	0.4%	12.1%	-11.7%
Telecommunication Services	1.3%	0.5%	0.8%
Utilities	0.0%	6.2%	-6.2%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.79%
Consumer Discretionary - 22.40%
1-800-Flowers.com, Inc., Class A*	60,000	$ 753,000
Abercrombie & Fitch Co., Class A	166,000	4,063,680
Adtalem Global Education, Inc.*	39,000	1,875,900
AMCON Distributing Co.	1,350	118,800
American Axle & Manufacturing Holdings, Inc.*	181,750	2,828,030
American Public Education, Inc.*	27,700	1,166,170
America’s Car-Mart, Inc.*	10,000	619,000
Appliance Recycling Centers of America, Inc.*	2,000	1,380
Ark Restaurants Corp.	8,500	216,410
Ascena Retail Group, Inc.*	150,000	597,750
AV Homes, Inc.*+	39,300	841,020
Barnes & Noble Education, Inc.*	82,060	462,818
Barnes & Noble, Inc.	23,000	146,050
Bassett Furniture Industries, Inc.	52,959	1,459,020
BBX Capital Corp.+	311,200	2,810,136
Beasley Broadcast Group, Inc., Class A	19,100	213,920
Beazer Homes USA, Inc.*	105,000	1,548,750
Big 5 Sporting Goods Corp.+	103,600	787,360
Big Lots, Inc.+	31,500	1,316,070
Biglari Holdings, Inc., Class A*	140	133,000
Biglari Holdings, Inc., Class B*	1,400	256,886
BJ’s Restaurants, Inc.	53,500	3,210,000
Bojangles’, Inc.*	59,600	858,240
Boot Barn Holdings, Inc.*	150,000	3,112,500
Buckle, Inc. (The)+	65,000	1,748,500
Build-A-Bear Workshop, Inc.*	25,000	190,000
Caleres, Inc.	90,000	3,095,100
Canterbury Park Holding Corp.	511	7,895
Carrols Restaurant Group, Inc.*+	80,000	1,188,000
Century Casinos, Inc.*	114,200	999,250
Chico’s FAS, Inc.	115,000	936,100
China Automotive Systems, Inc.*	69,200	301,712
China XD Plastics Co., Ltd.*	48,400	157,300
Christopher & Banks Corp.*	43,200	40,608
Citi Trends, Inc.	76,150	2,089,556

Industry Company	Shares	Value

Consumer Discretionary (continued)
Clarus Corp.*	10,000	$ 82,500
Conn’s, Inc.*+	71,500	2,359,500
Container Store Group, Inc. (The)*	139,150	1,170,252
Cooper Tire & Rubber Co.+	48,550	1,276,865
Cooper-Standard Holdings, Inc.*	55,510	7,253,492
Crown Crafts, Inc.+	13,050	74,385
CSS Industries, Inc.	75,958	1,283,690
Del Frisco’s Restaurant Group, Inc.*	44,768	564,077
Del Taco Restaurants, Inc.*	92,600	1,313,068
Delta Apparel, Inc.*	23,700	458,595
Destination XL Group, Inc.*	35,000	78,750
Dillard’s, Inc., Class A+	43,500	4,110,750
Dixie Group, Inc. (The)*	27,600	63,480
DSW, Inc., Class A	171,000	4,415,220
E.W. Scripps Co., (The) Class A+	133,500	1,787,565
El Pollo Loco Holdings, Inc.*	89,300	1,018,020
Emmis Communications Corp., Class A*	27,200	143,888
Entercom Communications Corp., Class A+	122,405	924,158
Entravision Communications Corp., Class A	7,900	39,500
Eros International PLC*+	111,750	1,452,750
Escalade, Inc.+	4,000	56,400
Ethan Allen Interiors, Inc.	72,500	1,776,250
EVINE Live, Inc.*	147,300	181,179
Express, Inc.*	115,000	1,052,250
Fiesta Restaurant Group, Inc.*	32,853	942,881
Flanigan’s Enterprises, Inc.+	2,500	68,875
Flexsteel Industries, Inc.	2,000	79,800
Full House Resorts, Inc.*	70,000	233,100
Gaming Partners International Corp.	1,000	8,560
Gannett Co., Inc.	306,600	3,280,620
Genesco, Inc.*	20,000	794,000
Golden Entertainment, Inc.*	42,000	1,133,580
Good Times Restaurants, Inc.*	4,300	16,125
Gray Television, Inc.*	212,100	3,351,180
Group 1 Automotive, Inc.	58,000	3,654,000
Guess?, Inc.	112,000	2,396,800
Hamilton Beach Brands Holding Co., Class A	16,900	490,945
Haverty Furniture Cos., Inc.	69,659	1,504,634
Hibbett Sports, Inc.*	47,000	1,076,300

22	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Houghton Mifflin Harcourt Co.*	190,000	$1,453,500
International Speedway Corp., Class A	105,760	4,727,472
J Alexander’s Holdings, Inc.*	34,250	381,888
JAKKS Pacific, Inc.*	4,100	13,428
Johnson Outdoors, Inc., Class A	63,850	5,397,240
K12, Inc.*	107,850	1,765,504
KB Home	134,700	3,669,228
Kirkland’s, Inc.*	19,900	231,636
Lakeland Industries, Inc.*	26,450	374,268
La-Z-Boy, Inc.	51,000	1,560,600
Liberty Tax, Inc.	5,000	40,375
Lifetime Brands, Inc.	24,999	316,237
Lincoln Educational Services Corp.*	39,605	68,913
Live Ventures, Inc.*	3,200	40,256
Luby’s, Inc.*	31,900	82,621
M/I Homes, Inc.*	31,700	839,416
Marcus Corp. (The)	136,454	4,434,755
MDC Holdings, Inc.	117,504	3,615,598
Modine Manufacturing Co.*	51,800	945,350
Movado Group, Inc.	61,600	2,975,280
Nevada Gold & Casinos, Inc.*+	36,100	72,200
New Home Co. Inc., (The)*	33,100	330,007
New Media Investment Group, Inc.	153,800	2,842,224
New York & Co., Inc.*	125,700	643,584
Office Depot, Inc.	445,000	1,134,750
P&F Industries, Inc., Class A	492	4,285
Papa Murphy’s Holdings, Inc.*+	45,000	249,750
Party City Holdco, Inc.*+	228,900	3,490,725
Peak Resorts, Inc.+	103,600	518,000
Perry Ellis International, Inc.*	135,184	3,672,949
Pier 1 Imports, Inc.	238,300	567,154
Reading International, Inc., Class A*	55,500	885,225
Red Lion Hotels Corp.*	42,795	498,562
Red Robin Gourmet Burgers, Inc.*	31,000	1,444,600
Regis Corp.*	148,350	2,453,709
Rent-A-Center, Inc.+	84,000	1,236,480
RH*+	49,300	6,887,210
Rocky Brands, Inc.+	16,050	481,500
Saga Communications, Inc., Class A	7,250	279,125
Salem Media Group, Inc.	69,352	357,163
Scholastic Corp.	75,950	3,365,344
Shiloh Industries, Inc.*	56,400	490,680

Industry Company	Shares	Value

Consumer Discretionary (continued)
Shoe Carnival, Inc.	57,500	$ 1,865,875
Sonic Automotive, Inc., Class A	113,500	2,338,100
SORL Auto Parts, Inc.*+	74,129	346,182
SPAR Group, Inc.*+	16,500	20,790
Speedway Motorsports, Inc.	118,963	2,065,198
Stage Stores, Inc.+	42,100	101,461
Stoneridge, Inc.*	47,000	1,651,580
Strattec Security Corp.	18,600	568,230
Summer Infant, Inc.*	5,000	6,950
Superior Industries International, Inc.+	43,800	784,020
Tilly’s, Inc., Class A	114,300	1,731,645
Tower International, Inc.	51,000	1,621,800
Townsquare Media, Inc., Class A	160,044	1,035,485
TravelCenters of America LLC*	129,850	454,475
Tuesday Morning Corp.*+	117,000	356,850
Unifi, Inc.*	10,800	342,360
US Auto Parts Network, Inc.*	100,000	150,000
Vera Bradley, Inc.*	55,500	779,220
Vista Outdoor, Inc.*	11,587	179,483
VOXX International Corp.*	83,064	448,546
Weyco Group, Inc.	16,400	596,960
William Lyon Homes, Class A*	89,497	2,076,330
ZAGG, Inc.*	86,500	1,496,450
Zoe’s Kitchen, Inc.*+	25,000	244,000
Zumiez, Inc.*	85,900	2,151,795

		180,370,471

Consumer Staples - 2.14%
Alico, Inc.	14,600	462,820
Andersons, Inc. (The)	94,700	3,238,740
Central Garden & Pet Co., Class A*	6,200	250,914
Chefs’ Warehouse, Inc. (The)*	25,000	712,500
Dean Foods Co.	110,000	1,156,100
Hostess Brands, Inc.*	215,000	2,924,000
Ingles Markets, Inc., Class A	50,950	1,620,210
Landec Corp.*	9,900	147,510
Mannatech, Inc.	25,700	526,850
Natural Alternatives International, Inc.*	16,800	170,520
Natural Health Trends Corp.+	3,000	75,060
Seneca Foods Corp., Class A*	23,150	625,050
SpartanNash Co.	78,682	2,007,965

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Staples (continued)
Village Super Market, Inc., Class A	29,500	$ 869,070
Weis Markets, Inc.+	45,300	2,416,302

		17,203,611

Energy - 11.98%
Adams Resources & Energy, Inc.	10,600	455,800
Approach Resources, Inc.*+	252,174	615,305
Arch Coal, Inc., Class A+	44,400	3,482,292
Archrock, Inc.	123,000	1,476,000
Ardmore Shipping Corp.*	75,000	615,000
Bristow Group, Inc.*+	20,000	282,200
Callon Petroleum Co.*	56,300	604,662
Cloud Peak Energy, Inc.*	123,700	431,713
CVR Energy, Inc.+	105,000	3,883,950
Dawson Geophysical Co.*	47,250	373,275
Delek US Holdings, Inc.	173,502	8,704,595
Denbury Resources, Inc.*	828,000	3,982,680
DHT Holdings, Inc.	291,800	1,368,542
Dorian LPG, Ltd.*	93,860	717,090
Eclipse Resources Corp.*	475,300	760,480
ENGlobal Corp.*	55,878	72,083
Ensco PLC, Class A+	127,000	922,020
EP Energy Corp., Class A*+	140,000	420,000
Era Group, Inc.*	32,800	424,760
Euronav NV	98,390	905,188
Exterran Corp.*	75,200	1,883,008
Frontline, Ltd.*+	175,000	1,022,000
GasLog Ltd.	198,137	3,784,417
Gran Tierra Energy, Inc.*	958,800	3,307,860
Green Plains, Inc.	54,150	990,945
Gulf Island Fabrication, Inc.	15,000	135,000
Halcon Resources Corp.*+	250,000	1,097,500
Hallador Energy Co.	71,600	511,224
Helix Energy Solutions Group, Inc.*	240,500	2,003,365
HighPoint Resources Corp.*	90,000	547,200
Independence Contract Drilling, Inc.*	115,281	474,958
International Seaways, Inc.*	399	9,233
Matador Resources Co.*	34,500	1,036,725
Matrix Service Co.*	20,000	367,000
McDermott International, Inc.*	285,666	5,613,337
Mitcham Industries, Inc.*	5,000	20,100
NACCO Industries, Inc., Class A	31,450	1,061,438
Natural Gas Services Group, Inc.*	75,888	1,790,957
Navios Maritime Acquisition Corp.	277,600	169,336

Industry Company	Shares	Value

Energy (continued)
Newpark Resources, Inc.*	51,000	$ 553,350
Noble Corp. PLC*	146,000	924,180
Oasis Petroleum, Inc.*	213,000	2,762,610
Oil States International, Inc.*	18,000	577,800
Overseas Shipholding Group, Inc., Class A*+	111,800	433,784
Pacific Ethanol, Inc.*	77,500	201,500
Par Pacific Holdings, Inc.*	110,300	1,917,014
Penn Virginia Corp.*	17,500	1,485,575
Pioneer Energy Services Corp.*	100,000	585,000
Renewable Energy Group, Inc.*+	348,319	6,217,494
REX American Resources Corp.*	25,250	2,044,492
Ring Energy, Inc.*+	28,300	357,146
Rowan Cos. PLC, Class A*	175,500	2,846,610
SandRidge Energy, Inc.*	69,500	1,232,930
Scorpio Tankers, Inc.+	100,000	281,000
SEACOR Holdings, Inc.*	40,200	2,302,254
SEACOR Marine Holdings, Inc.*	11,063	255,445
SemGroup Corp., Class A	125,000	3,175,000
Ship Finance International, Ltd.+	230,500	3,445,975
SilverBow Resources, Inc.*+	17,900	516,952
SM Energy Co.	22,000	565,180
SRC Energy, Inc.*	100,000	1,102,000
Talos Energy, Inc.*	20,000	642,600
Teekay Corp.+	225,000	1,743,750
TETRA Technologies, Inc.*	100,000	445,000
TransAtlantic Petroleum, Ltd.*	70,000	96,600
Unit Corp.*	135,025	3,451,239

		96,485,718

Financials - 28.47%
1347 Property Insurance Holdings, Inc.*	17,500	124,250
1st Constitution Bancorp+	5,250	120,225
1st Source Corp.	57,750	3,085,582
Access National Corp.	30,506	872,472
ACNB Corp.	1,600	54,480
Ambac Financial Group, Inc.*	3,400	67,490
American Equity Investment Life Holding Co.	30,250	1,089,000
American National Bankshares, Inc.	13,060	522,400
American River Bankshares	20,744	328,792
Ameris Bancorp	5,270	281,155
AmeriServ Financial, Inc.	66,000	270,600

24	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Argo Group International Holdings, Ltd.	51,394	$2,988,561
Arlington Asset Investment Corp., Class A+	44,200	455,702
Atlantic Capital Bancshares, Inc.*	47,200	927,480
Atlas Financial Holdings, Inc.*	3,050	26,688
B. Riley Financial, Inc.	10,520	237,226
Baldwin & Lyons, Inc., Class B	43,700	1,066,280
Banc of California, Inc.+	98,000	1,915,900
Banco Latinoamericano de Comercio Exterior SA, Class E+	77,000	1,894,970
Bank of Commerce Holdings	75,550	963,263
Bankwell Financial Group, Inc.	1,500	48,225
Banner Corp.	20,000	1,202,600
Bar Harbor Bankshares	20,241	613,100
BCB Bancorp, Inc.	11,300	169,500
Beneficial Bancorp, Inc.	96,800	1,568,160
Berkshire Hills Bancorp, Inc.	111,570	4,529,742
Blue Capital Reinsurance Holdings, Ltd.+	11,127	122,953
BofI Holding, Inc.*	65,000	2,659,150
BSB Bancorp, Inc.*	6,500	223,600
C&F Financial Corp.	3,400	212,670
California First National Bancorp	31,500	497,700
Camden National Corp.	33,779	1,544,038
Cannae Holdings, Inc.*	118,400	2,196,320
Capital City Bank Group, Inc.	81,250	1,919,938
Capstar Financial Holdings, Inc.*	4,900	90,797
CB Financial Services, Inc.+	13,500	464,400
Central Pacific Financial Corp.	6,496	186,110
Central Valley Community Bancorp	51,000	1,079,160
Century Bancorp, Inc., Class A	14,300	1,092,520
Charter Financial Corp.	12,500	301,875
Chemung Financial Corp.+	12,293	616,002
Citizens Community Bancorp, Inc.	17,500	247,625
Citizens, Inc.*+	17,200	133,988
Civista Bancshares, Inc.+	31,921	773,765
CNB Financial Corp.	70,800	2,128,248

Industry Company	Shares	Value

Financials (continued)
Coastway Bancorp, Inc.*	500	$ 13,850
Codorus Valley Bancorp, Inc.	7,766	238,261
Colony Bankcorp, Inc.	1,500	25,350
Community Bankers Trust Corp.*	48,000	429,600
Community Financial Corp. (The)+	3,840	135,782
Community Trust Bancorp, Inc.	32,500	1,623,375
ConnectOne Bancorp, Inc.	78,000	1,942,200
Consumer Portfolio Services, Inc.*	168,650	686,406
County Bancorp, Inc.+	8,700	239,250
Cowen, Inc.*+	65,800	911,330
Crawford & Co., Class A	44,000	378,840
Crawford & Co., Class B	40,000	346,000
Customers Bancorp, Inc.*	34,500	979,110
Dime Community Bancshares, Inc.	45,000	877,500
DNB Financial Corp.	12,000	420,600
Donegal Group, Inc., Class A+	74,100	1,008,501
Eagle Bancorp Montana, Inc.	3,000	57,900
EMC Insurance Group, Inc.	39,025	1,084,115
Employers Holdings, Inc.	99,400	3,995,880
Encore Capital Group, Inc.*+	64,700	2,368,020
Enova International, Inc.*	92,400	3,377,220
Entegra Financial Corp.*	23,600	691,480
Enterprise Bancorp, Inc.	43,175	1,745,565
ESSA Bancorp, Inc.	35,000	554,050
Evans Bancorp, Inc.	9,000	414,900
EZCORP, Inc., Class A*	170,300	2,052,115
Farmers Capital Bank Corp.	30,400	1,583,840
Farmers National Banc Corp.	150	2,393
FBL Financial Group, Inc., Class A	45,666	3,596,198
Federal Agricultural Mortgage Corp., Class C	23,200	2,075,936
FedNat Holding Co.	33,900	782,073
Fidelity Southern Corp.	61,400	1,560,174
Financial Institutions, Inc.	40,300	1,325,870
First BanCorp Puerto Rico*	469,100	3,588,615
First BanCorp Southern Pines NC	62,856	2,571,439
First Bancorp, Inc.	19,550	551,701
First Busey Corp.	30,893	979,926

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Business Financial Services, Inc.	14,100	$ 366,600
First Capital, Inc.	500	20,775
First Commonwealth Financial Corp.	106,900	1,658,019
First Community Bancshares, Inc.	61,300	1,953,018
First Financial Bancorp	27,948	856,606
First Financial Corp.	38,830	1,760,941
First Financial Northwest, Inc.	26,400	515,328
First Guaranty Bancshares, Inc.+	5,499	143,084
First Internet Bancorp	13,800	470,580
First Mid-Illinois Bancshares, Inc.	36,500	1,434,450
First United Corp.	12,225	250,001
First US Bancshares, Inc.+	5,000	58,250
Flushing Financial Corp.	23,041	601,370
Franklin Financial Network, Inc.*	3,000	112,800
FS Bancorp, Inc.	4,250	268,813
GAIN Capital Holdings, Inc.+	146,000	1,102,300
German American Bancorp, Inc.	750	26,888
Great Southern Bancorp, Inc.	39,850	2,279,420
Green Bancorp, Inc.	100,000	2,160,000
Greenhill & Co., Inc.+	55,000	1,562,000
Greenlight Capital Re, Ltd., Class A*	61,000	866,200
Hallmark Financial Services, Inc.*	50,158	500,577
Hawthorn Bancshares, Inc.	12,480	273,312
HCI Group, Inc.	25,000	1,039,250
Heartland Financial USA, Inc.	61,950	3,397,958
Heritage Insurance Holdings, Inc.	30,000	500,100
Home Bancorp, Inc.	15,597	726,040
HomeStreet, Inc.*	64,900	1,749,055
HomeTrust Bancshares, Inc.*	35,000	985,250
HopFed Bancorp, Inc.	23,500	389,630
Horace Mann Educators Corp.	94,950	4,234,770
Horizon Bancorp, Inc.	53,543	1,107,794
Independence Holding Co.	14,950	497,088
Infinity Property & Casualty Corp.	22,700	3,231,345
International Bancshares Corp.	64,600	2,764,880

Industry Company	Shares	Value

Financials (continued)
INTL.FCStone, Inc.*	11,900	$ 615,349
Investar Holding Corp.+	19,524	539,839
Investment Technology Group, Inc.	76,000	1,589,920
Investors Title Co.	1,000	184,660
James River Group Holdings, Ltd.	79,100	3,107,839
Kingstone Cos., Inc.	21,700	366,730
Lakeland Bancorp, Inc.	70,040	1,390,294
Landmark Bancorp, Inc.	2,315	65,978
LCNB Corp.+	12,700	250,190
Mackinac Financial Corp.	13,400	222,172
Maiden Holdings, Ltd.	37,550	291,012
Marlin Business Services Corp.	28,875	861,919
Mercantile Bank Corp.	2,000	73,920
Meta Financial Group, Inc.	20,078	1,955,597
Mid Penn Bancorp, Inc.+	11,200	390,880
Middlefield Banc Corp.+	1,000	50,700
Midland States Bancorp, Inc.	55,417	1,898,586
MidSouth Bancorp, Inc.+	41,000	543,250
MidWestOne Financial Group, Inc.	23,300	787,074
MMA Capital Management, LLC*	500	12,825
MutualFirst Financial, Inc.	700	26,425
MVB Financial Corp.	40,300	727,415
National Bankshares, Inc.	1,000	46,400
National Holdings Corp.*	2,000	6,580
National Security Group, Inc. (The)	200	3,330
National Western Life Group, Inc., Class A	8,450	2,596,347
Nationstar Mortgage Holdings, Inc.*+	151,500	2,655,795
Navigators Group, Inc. (The)	75,300	4,292,100
Nelnet, Inc., Class A	36,900	2,155,329
Nicholas Financial, Inc.*	18,400	169,280
NMI Holdings, Inc., Class A*	185,000	3,015,500
Northeast Bancorp	8,400	183,120
Northrim BanCorp, Inc.	24,073	952,087
Northwest Bancshares, Inc.	155,000	2,695,450
Norwood Financial Corp.+	1,500	54,030
Ocwen Financial Corp.*+	325,000	1,287,000
OFG Bancorp	75,000	1,053,750
Old Line Bancshares, Inc.	10,220	356,780
Old Second Bancorp, Inc.	68,712	989,453
On Deck Capital, Inc.*	208,000	1,456,000
Oppenheimer Holdings, Inc., Class A	4,419	123,732
Opus Bank	97,500	2,798,250

26	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Orrstown Financial Services, Inc.	28,000	$ 728,000
Oxbridge Re Holdings, Ltd.	1,500	2,625
Parke Bancorp, Inc.+	17,327	409,784
PB Bancorp, Inc.	14,500	164,575
Peapack Gladstone Financial Corp.	19,968	690,693
Penns Woods Bancorp, Inc.	1,000	44,780
Peoples Bancorp of North Carolina, Inc.	5,280	169,118
Peoples Bancorp, Inc.	39,550	1,494,199
Peoples Financial Services Corp.+	2,600	122,252
Piper Jaffray Cos.	45,200	3,473,620
Premier Financial Bancorp, Inc.	35,840	669,133
Provident Financial Holdings, Inc.	53,710	1,024,787
Provident Financial Services, Inc.	27,500	757,075
Prudential Bancorp, Inc.	2,457	47,420
Regional Management Corp.*	52,100	1,824,542
Reliant Bancorp, Inc.+	1,000	28,050
Republic Bancorp, Inc., Class A	32,700	1,481,310
Riverview Bancorp, Inc.	72,478	611,714
Safety Insurance Group, Inc.	31,800	2,715,720
Salisbury Bancorp, Inc.	1,183	52,880
Sandy Spring Bancorp, Inc.	14,300	586,443
SB Financial Group, Inc.	30,952	628,945
SB One Bancorp+	15,000	445,500
Security National Financial Corp., Class A*	15,073	78,380
Severn Bancorp, Inc.	30,000	259,500
Shore Bancshares, Inc.	60,400	1,148,808
SI Financial Group, Inc.	35,500	523,625
Sierra Bancorp	59,400	1,677,456
Sound Financial Bancorp, Inc.	1,000	38,950
State Auto Financial Corp.	81,836	2,447,715
Stewart Information Services Corp.	68,350	2,943,834
Summit Financial Group, Inc.+	20,600	552,904
Summit State Bank	6,250	96,562
Territorial Bancorp, Inc.	21,900	678,900
Timberland Bancorp, Inc.	32,000	1,194,880
Tiptree, Inc.+	56,200	382,160
TowneBank	743	23,850
TriCo Bancshares	200	7,490

Industry Company	Shares	Value

Financials (continued)
TriState Capital Holdings, Inc.*	36,760	$ 959,436
Triumph Bancorp, Inc.*	11,600	472,700
Two River Bancorp	36,015	688,967
Union Bankshares Corp.	108,956	4,236,209
United Community Financial Corp.	163	1,791
United Financial Bancorp, Inc.	75,000	1,314,000
United Fire Group, Inc.	60,900	3,319,659
United Insurance Holdings Corp.	78,400	1,535,072
Universal Insurance Holdings, Inc.	81,795	2,871,004
Univest Corp. of Pennsylvania	45,000	1,237,500
Waddell & Reed Financial, Inc., Class A+	63,000	1,132,110
Walker & Dunlop, Inc.	76,175	4,239,139
Waterstone Financial, Inc.	43,900	748,495
Wellesley Bank+	1,000	33,800
WesBanco, Inc.	66,385	2,989,980
Westbury Bancorp, Inc.*	2,750	60,912
World Acceptance Corp.*+	22,500	2,497,725
WSFS Financial Corp.	15,600	831,480

		229,235,604

Health Care - 2.41%
AMAG Pharmaceuticals, Inc.*+	17,000	331,500
AngioDynamics, Inc.*	102,300	2,275,152
Bioanalytical Systems, Inc.*	4,000	6,600
Community Health Systems, Inc.*+	275,000	913,000
Concert Pharmaceuticals, Inc.*	79,300	1,334,619
Cross Country Healthcare, Inc.*	74,000	832,500
Digirad Corp.	36,447	56,493
Electromed, Inc.*	10,000	54,200
FONAR Corp.*	23,400	621,270
InfuSystem Holdings, Inc.*	118,378	420,242
Juniper Pharmaceuticals, Inc.*	50,000	435,000
Kewaunee Scientific Corp.	2,500	89,875
Lannett Co., Inc.*+	35,000	476,000
LHC Group, Inc.*	500	42,795
National HealthCare Corp.	22,982	1,617,473
Nobilis Health Corp.*	20,000	24,000
PDL BioPharma, Inc.*	480,800	1,125,072

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Quorum Health Corp.*	26,700	$ 133,500
Select Medical Holdings Corp.*	170,000	3,085,500
Surgery Partners, Inc.*	101,500	1,512,350
Triple-S Management Corp., Class B*	102,100	3,988,026

		19,375,167

Industrials - 16.71%
Acacia Research Corp.*	35,000	145,250
ACCO Brands Corp.	339,800	4,706,230
Aegion Corp.*	120,300	3,097,725
AeroCentury Corp.*	4,300	68,155
Air T, Inc.*	6,700	224,450
Aircastle, Ltd.	162,400	3,329,200
Alpha Pro Tech, Ltd.*+	30,500	102,175
American Railcar Industries, Inc.+	30,500	1,204,140
AMREP Corp.*	21,000	148,470
ARC Document Solutions, Inc.*	56,300	99,651
ArcBest Corp.	80,400	3,674,280
Argan, Inc.	4,000	163,800
Armstrong Flooring, Inc.*	45,000	631,800
Arotech Corp.*	35,596	133,485
ASV Holdings, Inc.*	53,000	306,870
Atkore International Group, Inc.*	75,000	1,557,750
Atlas Air Worldwide Holdings, Inc.*	54,900	3,936,330
BMC Stock Holdings, Inc.*	106,300	2,216,355
Briggs & Stratton Corp.	169,450	2,984,015
Broadwind Energy, Inc.*	12,192	28,773
CAI International, Inc.*+	48,600	1,129,464
CBIZ, Inc.*	170,033	3,910,759
Cemtrex, Inc.*+	19,000	39,710
Chart Industries, Inc.*	63,175	3,896,634
Chicago Rivet & Machine Co.	1,000	32,250
Civeo Corp.*	443,200	1,932,352
Columbus McKinnon Corp.	33,800	1,465,568
Commercial Vehicle Group, Inc.*	60,000	440,400
Costamare, Inc.	225,000	1,795,500
Covenant Transportation Group, Inc., Class A*	80,650	2,540,475
CRA International, Inc.	51,000	2,595,390
DLH Holdings Corp.*	52,500	287,700
DMC Global, Inc.	20,000	898,000
Ducommun, Inc.*	39,750	1,315,328

Industry Company	Shares	Value

Industrials (continued)
Eastern Co. (The)	20,104	$ 563,917
Ecology & Environment, Inc., Class A	2,811	34,997
Engility Holdings, Inc.*	38,600	1,182,704
Ennis, Inc.	149,265	3,037,543
Foundation Building Materials, Inc.*	35,000	538,300
FreightCar America, Inc.	16,200	271,998
FTI Consulting, Inc.*	56,500	3,417,120
General Finance Corp.*+	50,000	677,500
Goldfield Corp. (The)*	114,000	484,500
Great Lakes Dredge & Dock Corp.*	239,800	1,258,950
Greenbrier Companies., Inc. (The)	83,400	4,399,350
Griffon Corp.	57,150	1,017,270
Hawaiian Holdings, Inc.	12,000	431,400
HC2 Holdings, Inc.*	33,900	198,315
Heidrick & Struggles International, Inc.	54,190	1,896,650
Heritage-Crystal Clean, Inc.*	14,246	286,345
Hertz Global Holdings, Inc.*+	148,800	2,282,592
Highpower International, Inc.*	55,922	173,358
Hurco Cos., Inc.	17,615	788,271
Huron Consulting Group, Inc.*	10,300	421,270
Hyster-Yale Materials Handling, Inc.	17,200	1,105,100
ICF International, Inc.	35,000	2,486,750
IES Holdings, Inc.*+	3,600	60,300
Innovative Solutions & Support, Inc.*+	23,300	67,803
Kelly Services, Inc., Class A	68,400	1,535,580
L.B. Foster Co., Class A*	39,400	904,230
L.S. Starrett Co. (The), Class A	23,800	152,320
Limbach Holdings, Inc.*	27,000	319,140
Manitowoc Co., Inc. (The)*	36,000	930,960
Marten Transport, Ltd.	100,776	2,363,197
Matson, Inc.	41,690	1,600,062
McGrath RentCorp	78,000	4,935,060
Miller Industries, Inc.	22,700	579,985
Navigant Consulting, Inc.*	140,900	3,119,526
Nexeo Solutions, Inc.*+	116,100	1,059,993
NN, Inc.	47,500	897,750
Northwest Pipe Co.*	20,100	389,337
Orion Group Holdings, Inc.*	66,278	547,456

28	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
PAM Transportation Services, Inc.*	10,000	$ 469,700
Pangaea Logistics Solutions, Ltd.*+	4,800	14,448
Park-Ohio Holdings Corp.	10,000	373,000
Patriot Transportation Holding, Inc.*	7,500	161,250
Performant Financial Corp.*	93,833	201,741
Powell Industries, Inc.	25,000	870,750
Preformed Line Products Co.	2,200	195,316
Quad/Graphics, Inc.	52,500	1,093,575
Quanex Building Products Corp.	45,000	807,750
RCM Technologies, Inc.	14,000	69,160
Rush Enterprises, Inc., Class A*	48,600	2,108,268
Rush Enterprises, Inc., Class B*	41,700	1,830,630
Safe Bulkers, Inc.*	251,450	854,930
Scorpio Bulkers, Inc.	195,000	1,384,500
Servotronics, Inc.	1,000	9,160
Sino-Global Shipping America, Ltd.*	22,300	26,314
SkyWest, Inc.	95,200	4,940,880
Spartan Motors, Inc.	50,200	758,020
SPX FLOW, Inc.*	17,200	752,844
Steelcase, Inc., Class A	223,000	3,010,500
Sterling Construction Co., Inc.*	35,000	456,050
Textainer Group Holdings Ltd.*	141,300	2,246,670
Titan International, Inc.	46,700	501,091
Titan Machinery, Inc.*	75,500	1,174,025
Triumph Group, Inc.	99,500	1,950,200
TrueBlue, Inc.*	77,550	2,089,972
Tutor Perini Corp.*+	96,200	1,774,890
Ultralife Corp.*	57,350	550,560
USA Truck, Inc.*	9,635	226,133
Vectrus, Inc.*	5,000	154,100
Veritiv Corp.*	11,133	443,650
Viad Corp.	12,894	699,500
Virco Manufacturing Corp.	200	890
VSE Corp.	31,660	1,512,715
Wabash National Corp.	96,000	1,791,360
Willis Lease Finance Corp.*	50,950	1,609,510

		134,569,385

Information Technology - 7.83%
Alpha & Omega Semiconductor, Ltd.*	161,905	2,305,527
Amkor Technology, Inc.*	255,200	2,192,168

Industry Company	Shares	Value

Information Technology (continued)
Amtech Systems, Inc.*	34,000	$ 205,700
Applied Optoelectronics, Inc.*+	50,000	2,245,000
AutoWeb, Inc.*	600	2,712
Aviat Networks, Inc.*	13,800	225,906
Axcelis Technologies, Inc.*	14,100	279,180
Bel Fuse, Inc., Class B	63,600	1,329,240
Benchmark Electronics, Inc.	121,800	3,550,470
BK Technologies, Inc.	35,000	129,500
Blucora, Inc.*	82,400	3,048,800
Cars.com, Inc.*+	55,000	1,561,450
ClearOne, Inc.+	5,000	19,250
Communications Systems, Inc.	5,800	22,098
Computer Task Group, Inc.*	84,900	657,126
Comtech Telecommunications Corp.	61,785	1,969,706
CSP, Inc.	5,150	50,728
CVD Equipment Corp.*+	1,500	9,990
Data I/O Corp.*	22,500	142,875
Digi International, Inc.*	58,325	769,890
Diodes, Inc.*	112,600	3,881,322
Edgewater Technology, Inc.*	9,810	53,170
Electro Scientific Industries, Inc.*+	15,000	236,550
Finjan Holdings, Inc.*	20,700	70,380
GSE Systems, Inc.*	22,500	73,125
IEC Electronics Corp.*+	17,700	103,191
inTEST Corp.*	54,500	397,850
KEMET Corp.*	126,750	3,061,012
Key Tronic Corp.*	18,600	140,988
Kimball Electronics, Inc.*	59,100	1,081,530
Knowles Corp.*	156,800	2,399,040
Kulicke & Soffa Industries, Inc.	26,232	624,846
KVH Industries, Inc.*	18,200	243,880
LightPath Technologies, Inc., Class A*+	65,000	149,500
ManTech International Corp., Class A	78,882	4,231,230
Meet Group, Inc. (The)*	26,831	120,203
Mind CTI Ltd.	500	1,090
Net 1 UEPS Technologies, Inc.*	171,100	1,553,588
Network-1 Technologies, Inc.	50,000	155,000
Nortech Systems, Inc.*	1,500	5,160
PCM, Inc.*+	82,175	1,244,951
PC-Tel, Inc.	56,000	349,440
Photronics, Inc.*	171,470	1,367,473
Presidio, Inc.*+	37,300	488,630

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
PRGX Global, Inc.*	16,377	$ 158,857
RF Industries, Ltd.	35,000	253,750
Sanmina Corp.*	60,900	1,784,370
ScanSource, Inc.*	45,500	1,833,650
SigmaTron International, Inc.*	7,000	49,140
Stratasys, Ltd.*	115,000	2,201,100
SunPower Corp.*+	300,000	2,301,000
Sykes Enterprises, Inc.*	92,750	2,669,345
Synacor, Inc.*	15,000	30,000
Systemax, Inc.	21,000	720,930
TESSCO Technologies, Inc.	15,250	263,825
TiVo Corp.	186,400	2,507,080
Trio-Tech International*	13,000	58,110
TSR, Inc.*+	1,385	9,418
TTM Technologies, Inc.*	219,402	3,868,057
Ultra Clean Holdings, Inc.*	7,000	116,200
Vishay Precision Group, Inc.*	31,667	1,208,096
Wayside Technology Group, Inc.	7,200	101,160
Westell Technologies, Inc., Class A*	59,900	170,715

		63,055,268

Materials - 6.16%
AgroFresh Solutions, Inc.*	51,700	362,417
American Vanguard Corp.	4,800	110,160
Boise Cascade Co.	65,000	2,905,500
Carpenter Technology Corp.	50,400	2,649,528
China Green Agriculture, Inc.*	43,500	50,025
Clearwater Paper Corp.*	16,182	373,804
Coeur Mining, Inc.*	197,500	1,501,000
Core Molding Technologies, Inc.	11,900	169,932
Flexible Solutions International, Inc.*	5,000	8,050
Friedman Industries, Inc.	5,000	40,500
FutureFuel Corp.	54,500	763,545
Gulf Resources, Inc.*	78,150	107,847
Haynes International, Inc.	22,200	815,628
Hecla Mining Co.	749,000	2,606,520
Kaiser Aluminum Corp.	23,350	2,430,968
Kraton Corp.*	169,500	7,820,730
Materion Corp.	71,700	3,882,555
Mercer International, Inc.	129,950	2,274,125
Olympic Steel, Inc.	22,300	455,143
Orient Paper, Inc.*	35,000	35,000
PH Glatfelter Co.	113,900	2,231,301

Industry Company	Shares	Value

Materials (continued)
Rayonier Advanced Materials, Inc.	74,500	$ 1,273,205
Resolute Forest Products, Inc.*	157,500	1,630,125
Schnitzer Steel Industries, Inc., Class A	77,600	2,615,120
Stepan Co.	50,400	3,931,704
SunCoke Energy, Inc.*	216,200	2,897,080
Synalloy Corp.+	5,000	99,750
TimkenSteel Corp.*	20,000	327,000
Trecora Resources*	18,600	276,210
Tredegar Corp.	53,900	1,266,650
Universal Stainless & Alloy Products, Inc.*	16,250	384,638
Verso Corp., Class A*	83,000	1,806,080
Warrior Met Coal, Inc.	55,000	1,516,350

		49,618,190

Real Estate - 0.41%
Altisource Portfolio Solutions SA*+	51,450	1,500,796
Consolidated-Tomoka Land Co.	11,000	676,610
Forestar Group, Inc.*+	11,025	228,769
RE/MAX Holdings, Inc., Class A	16,900	886,405

		3,292,580

Telecommunication Services - 1.28%
Alaska Communications Systems Group, Inc.*	344,187	609,211
ATN International, Inc.	22,000	1,160,940
Hawaiian Telcom Holdco, Inc.*	17,600	508,992
Iridium Communications, Inc.*	392,125	6,313,212
Spok Holdings, Inc.	111,100	1,672,055

		10,264,410

TOTAL COMMON STOCKS - 99.79%		803,470,404

(Cost $ 581,788,945)

RIGHTS - 0.00%
NewStar Financial, Inc., expiring 12/26/19*Δ	105,100	31,530

TOTAL RIGHTS - 0.00%		31,530

(Cost $ 100,084)

30	Annual Report | June 30, 2018

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Industry Company		Shares	Value
WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*		8,501	$680

TOTAL WARRANTS - 0.00%			680

(Cost $70,770)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.36%
Fidelity Investments Money Market Government Portfolio Class I	1.77%	2,905,278	2,905,278

TOTAL MONEY MARKET FUND - 0.36%			2,905,278

(Cost $2,905,278)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.04%
Fidelity Investments Money Market Government Portfolio Class I**	1.77%	56,667,798	56,667,798

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.04%			56,667,798

(Cost $56,667,798)

TOTAL INVESTMENTS - 107.19%			$863,075,690
(Cost $641,532,875)
Liabilities in Excess of Other Assets - (7.19%)			(57,887,495)

NET ASSETS - 100.00%			$805,188,195

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2018.
^	Rate disclosed as of June 30, 2018.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+	This security or a portion of the security is out on loan as of June 30, 2018. Total loaned securities had a value of $54,658,065 as of June 30, 2018.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$803,470,404	$—	$—	$803,470,404
Rights	—	—	31,530	31,530
Warrants	680	—	—	680
Money Market Fund	—	2,905,278	—	2,905,278
Investments Purchased with Cash Proceeds from Securities Lending	—	56,667,798	—	56,667,798

TOTAL	$803,471,084	$59,573,076	$31,530	$863,075,690

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings

www.bridgeway.com	31

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2018

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2017	$—	$—
Purchases	105,100	105,100
Return of Capital	(5,016)	(5,016)
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	(68,554)	(68,554)
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2018	$31,530	$31,530

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2018	$(68,554)	$(68,554)

See Notes to Financial Statements.

32	Annual Report | June 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2018

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$963,333,832	$863,075,690
Receivables:
Portfolio securities sold	3,315,066	392,025
Fund shares sold	389,657	253,782
Dividends and interest	636,435	573,133
Prepaid expenses	76,135	76,046
Total assets	967,751,125	864,370,676
LIABILITIES
Payables:
Portfolio securities purchased	3,076,314	1,755,165
Fund shares redeemed	159,414	198,207
Due to custodian	44,061	38,140
Payable upon return of securities loaned	50,702,260	56,667,798
Accrued Liabilities:
Investment advisory fees	305,662	280,215
Administration fees	18,605	16,430
Directors’ fees	2,561	2,342
Other	244,279	224,184
Total liabilities	54,553,156	59,182,481
NET ASSETS	$913,197,969	$805,188,195
NET ASSETS REPRESENT
Paid-in capital	$636,674,247	$547,734,058
Undistributed net investment income	2,782,031	2,718,400
Undistributed net realized gain on investments	36,479,994	33,192,922
Net unrealized appreciation on investments	237,261,697	221,542,815
NET ASSETS	$913,197,969	$805,188,195
Shares of common stock outstanding of $.001 par value*	46,052,609	42,164,668
Net asset value, offering price and redemption price per share	$ 19.83	$ 19.10
Total investments at cost	$726,072,135	$641,532,875

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgeway.com	33

STATEMENTS OF OPERATIONS
Year Ended June 30, 2018

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$ 9,997,612	$ 9,161,897
Less: foreign taxes withheld	(6,609)	(5,466)
Securities lending	1,793,399	1,471,446
Total Investment Income	11,784,402	10,627,877
EXPENSES
Investment advisory fees	3,990,501	3,568,622
Administration fees	211,285	189,312
Accounting fees	180,013	166,164
Transfer agent fees	10,544	10,741
Professional fees	160,195	144,168
Custody fees	24,296	23,914
Blue sky fees	37,728	23,318
Directors’ and officers’ fees	88,910	79,790
Shareholder servicing fees	697,103	631,478
Reports to shareholders	39,570	32,854
Miscellaneous expenses	107,793	102,903
Total Expenses	5,547,938	4,973,264
Less investment advisory fees waived	(759,479)	(691,272)
Net Expenses	4,788,459	4,281,992
NET INVESTMENT INCOME	6,995,943	6,345,885

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized Gain on:
Investments	54,647,102	46,319,987
Change in Unrealized Appreciation on:
Investments	63,773,834	55,911,577
Net Realized and Unrealized Gain on Investments	118,420,936	102,231,564
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,416,879	$108,577,449

See Notes to Financial Statements.

34	Annual Report | June 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income	$ 6,995,943	$ 6,528,404	$ 6,345,885	$ 6,198,317
Net realized gain on investments	54,647,102	39,014,429	46,319,987	30,306,951
Net change in unrealized appreciation on investments	63,773,834	93,770,758	55,911,577	89,592,888
Net increase in net assets resulting from operations	125,416,879	139,313,591	108,577,449	126,098,156

DISTRIBUTIONS:
From net investment income	(6,405,244)	(6,191,149)	(8,820,586)	(4,983,381)
From net realized gains	(44,141,688)	-	(31,691,559)	-
Net decrease in net assets resulting from distributions	(50,546,932)	(6,191,149)	(40,512,145)	(4,983,381)

SHARE TRANSACTIONS:
Proceeds from sale of shares	203,730,487	137,957,334	168,009,722	115,240,335
Reinvestment of distributions	50,537,299	6,188,289	40,413,658	4,967,931
Cost of shares redeemed	(126,296,700)	(125,196,672)	(114,515,838)	(104,102,649)
Net increase in net assets resulting from share transactions	127,971,086	18,948,951	93,907,542	16,105,617
Net increase in net assets	202,841,033	152,071,393	161,972,846	137,220,392
NET ASSETS:
Beginning of year	710,356,936	558,285,543	643,215,349	505,994,957
End of year*	$913,197,969	$710,356,936	$805,188,195	$643,215,349

SHARES ISSUED & REDEEMED
Issued	10,867,100	7,807,866	9,329,371	6,888,395
Distributions reinvested	2,766,136	328,117	2,304,085	275,079
Redeemed	(6,729,805)	(7,074,972)	(6,460,884)	(6,209,008)
Net increase in shares	6,903,431	1,061,011	5,172,572	954,466
Outstanding at beginning of year	39,149,178	38,088,167	36,992,096	36,037,630
Outstanding at end of year	46,052,609	39,149,178	42,164,668	36,992,096

* Including undistributed net investment income of:	$ 2,782,031	$ 2,734,016	$ 2,718,400	$ 5,702,122

See Notes to Financial Statements.

www.bridgeway.com	35

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$18.14	$14.66	$15.49	$16.63	$14.11

Income from Investment Operations:
Net Investment Income(a)	0.17	0.17	0.17	0.14	0.11
Net Realized and Unrealized Gain (Loss)	2.77	3.48	(0.86)	(0.46)	3.58

Total from Investment Operations	2.94	3.65	(0.69)	(0.32)	3.69

Less Distributions to Shareholders from:
Net Investment Income	(0.16)	(0.17)	(0.14)	(0.09)	(0.08)
Net Realized Gain	(1.09)	-	-	(0.73)	(1.09)

Total Distributions	(1.25)	(0.17)	(0.14)	(0.82)	(1.17)

Net Asset Value, End of Year	$19.83	$18.14	$14.66	$15.49	$16.63

Total Return(b)	16.75%	24.83%	(4.42%)	(1.48%)	26.89%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$913,198	$710,357	$558,286	$459,367	$407,192
Expenses Before Waivers and Reimbursements	0.70%	0.71%	0.71%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	0.88%	1.00%	1.17%	0.88%	0.70%
Portfolio Turnover Rate	24%	23%	24%	25%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

36	Annual Report | June 30, 2018

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$17.39	$14.04	$14.65	$15.54	$12.75

Income from Investment Operations:
Net Investment Income(a)	0.16	0.17	0.16	0.12	0.09
Net Realized and Unrealized Gain (Loss)	2.61	3.32	(0.66)	(0.42)	3.26

Total from Investment Operations	2.77	3.49	(0.50)	(0.30)	3.35

Less Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.14)	(0.11)	(0.03)	(0.08)
Net Realized Gain	(0.83)	-	-	(0.56)	(0.48)

Total Distributions	(1.06)	(0.14)	(0.11)	(0.59)	(0.56)

Net Asset Value, End of Year	$19.10	$17.39	$14.04	$14.65	$15.54

Total Return(b)	16.48%	24.83%	(3.42%)	(1.62%)	26.71%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$805,188	$643,215	$505,995	$461,101	$425,330
Expenses Before Waivers and Reimbursements	0.70%	0.71%	0.72%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	0.89%	1.04%	1.20%	0.84%	0.65%
Portfolio Turnover Rate	27%	23%	29%	30%	25%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of June 30, 2018 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2018, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

38	Annual Report | June 30, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2018 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2018, there were no transfers from Level 1 to Level 2 or from Level 2 to Level 1 in any of the Funds. Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement that provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2018:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$48,779,456	-	$48,779,456	-	$48,779,456	-

Omni Tax-Managed Small-Cap Value
Securities lending	$54,658,065	-	$54,658,065	-	$54,658,065	-

[1]	Securities loaned with a value of $77,735 and $1,979 in Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value, respectively, have been sold and are pending settlement on July 2, 2018.
[2]

Collateral with a value of $50,702,260 and $56,667,798 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2018, the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

40	Annual Report | June 30, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations presented in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2018. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Year Ended 6/30/18

Omni Small-Cap Value*	0.60%	$759,479
Omni Tax-Managed Small-Cap Value*	0.60%	691,272

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $561,512, $716,803, and $759,479, which expire no later than June 30, 2019, June 30, 2020, and June 30, 2021, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $547,245, $674,880, and $691,272, which expire no later than June 30, 2019, June 30, 2020, and June 30, 2021, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2018 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$22,023,335	$8,685,659
Omni Tax-Managed Small-Cap Value	15,461,167	14,494,663

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. During the year ended June 30,

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

2018, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $211,285 and $189,312, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 9, 2017, Independent Directors are paid $9,000 per meeting for meeting fees. Prior to November 9, 2017, Independent Directors were paid $8,500 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2018 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$276,031,278	$ -	$190,049,218
Omni Tax-Managed Small-Cap Value	-	258,466,132	-	195,569,641

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2018, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$263,513,444	$240,865,548
Gross depreciation (excess of tax cost over value)	(26,298,801)	(19,351,976)
Net unrealized appreciation	$237,214,643	$221,513,572
Cost of investments for income tax purposes	$726,119,189	$641,562,118

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs) and partnerships.

42	Annual Report | June 30, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2018 and 2017, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Distributions paid from:
Ordinary Income	$ 6,405,244	$6,191,149	$ 8,820,586	$4,983,381
Long-Term Capital Gain	44,141,688	-	31,691,559	-

Total	$50,546,932	$6,191,149	$40,512,145	$4,983,381

Components of Accumulated Earnings As of June 30, 2018, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,782,031	$ 2,735,279
Undistributed Net Realized Gain on Investments	36,527,048	33,205,286
Net Unrealized Appreciation of Investments	237,214,643	221,513,572

Total	$276,523,722	$257,454,137

For the fiscal year June 30, 2018, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$ 3,056,072	$ 2,924,911
Undistributed Net Investment Income	(542,684)	(509,021)
Undistributed Net Realized Gain on Investments	(2,513,388)	(2,415,890)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 13, 2018. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The Bridgeway Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Euro-dollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2018, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	2.80%	$ 825,705	44	$2,790	$2,917,000
Omni Tax-Managed Small-Cap Value	2.81%	1,773,357	56	7,633	6,155,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44	Annual Report | June 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Omni Small-Cap Value Fund

and Omni Tax-Managed Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) “PCAOB” and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 27, 2018

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OTHER INFORMATION (Unaudited)

June 30, 2018

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2018. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.16%	0.14%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2018, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$6,405,244	$8,820,586
Equalization Debits Included in Ordinary Income Distributions	561,153	509,021
Long-Term Capital Gain Distributions	44,141,688	31,691,559
Equalization Debits Included in Long-Term Capital Gain Distributions	2,494,919	2,415,890

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2018 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be

46	Annual Report | June 30, 2018

OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 10, 2018, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

●	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

●	any potential “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also had the opportunity to consult with, Independent Legal Counsel prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

Although the Management Agreement for both Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

●	the Adviser’s risk assessment and management process;

●

the Adviser’s representation that it does not participate in any soft dollar arrangements and, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six month, one year, three year and five year periods ending December 31, 2017 as well as Fund performance compared with its benchmark for one year, three year, five year, and since inception periods ending December 31, 2017. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

48	Annual Report | June 30, 2018

OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one year period”) and the annualized total returns over the most recent three calendar year period (“three year period”), five calendar year period (“five year period”) and ten calendar year period (“ten year period”), although neither of these Funds yet have a ten year performance period. With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2017 provided by the Adviser and from Broadridge:

●

With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance for the one year period was in the fourth quintile relative to its Peer Group, in the first quintile for the three year period and in the second quintile for the five year period. The Fund also outperformed its primary benchmark for all performance periods, except the one year period. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Omni Small-Cap Value Fund, the Fund’s performance for the one year period was in the fourth quintile relative to its Peer Group and in the second quintile for the three and five year periods. The Fund also outperformed its primary benchmark for all performance periods, except the one year period. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to these Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the first quintile of its applicable Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some lines of business at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee breakpoints in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment

50	Annual Report | June 30, 2018

OTHER INFORMATION (Unaudited) (continued)

June 30, 2018

decision-making process. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2018 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2018 and held until June 30, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/18	Ending Account Value at 6/30/18	Expense Ratio	Expenses Paid During Period* 1/1/18 - 6/30/18

Bridgeway Omni Small-Cap Value

Actual Fund Return	$1,000.00	$1,062.70	0.60%	$3.07
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value

Actual Fund Return	$1,000.00	$1,067.00	0.60%	$3.08
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

52	Annual Report | June 30, 2018

DIRECTORS & OFFICERS

June 30, 2018 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 63	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 55	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Nine	Calvert Funds (39 Portfolios)

Evan Harrel Age 57	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

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DIRECTORS & OFFICERS (continued)

June 30, 2018 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 62	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Nine	None

54	Annual Report | June 30, 2018

DIRECTORS & OFFICERS (continued)

June 30, 2018 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 60	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 56	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 53	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 63	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 44	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None
*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $221,200 for the fiscal year ended June 30, 2018 and $221,200 for the fiscal year ended June 30, 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended June 30, 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,000 for the fiscal year ended June 30, 2018 and $20,000 for the fiscal year ended June 30, 2017. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended June 30, 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended June 30, 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17

CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date	September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date	September 5, 2018

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer (principal financial officer)

Date	September 5, 2018

* Print the name and title of each signing officer under his or her signature.